File No. 33-14954
                                                               File No. 811-5199
--------------------------------------------------------------------------------
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A
                          REGISTRATION STATEMENT UNDER
                         THE SECURITIES ACT OF 1933                /X/
                         PRE-EFFECTIVE AMENDMENT NO.               / /
                       POST-EFFECTIVE AMENDMENT NO. 12             /X/
                                     and/or
                             REGISTRATION STATEMENT
                                      UNDER
                     THE INVESTMENT COMPANY ACT OF 1940            /X/
                              AMENDMENT NO. 14                     /X/
                        (check appropriate box or boxes)

                       STEINROE VARIABLE INVESTMENT TRUST
               (Exact Name of Registrant as Specified in Charter)

     Federal Reserve Plaza, 600 Atlantic Avenue, Boston, Massachusetts 02210
                    (Address of Principal Executive Offices)
       Registrant's Telephone Number, Including Area Code: (617) 722-6000

It is proposed that this filing become effective (check appropriate box)
        [ ] immediately upon filing pursuant to paragraph (b) of Rule 485
        [X] on May 1, 1997 pursuant to paragraph (b) of Rule 485
        [ ] 60 days after filing pursuant to paragraph (a)(i) of Rule 485
        [ ] on [   ] pursuant to paragraph (a)(i) of Rule 485
        [ ] 75 days after filing pursuant to paragraph (a)(ii) of Rule 485
        [ ] on [ ] pursuant to paragraph (a)(ii) of Rule 485

                              JOHN A. BENNING, ESQ.
                    Senior Vice President and General Counsel
                        Liberty Financial Companies, Inc.
                              Federal Reserve Plaza
                               600 Atlantic Avenue
                                Boston, MA 02210
                     (Name and Address of Agent for Service)

         The Registrant has registered an indefinite number of shares of beneficial interest of all existing and subsequently created Series of the Trust under the Securities Act of 1933 pursuant to Rule 24f-2. A Rule 24f-2 Notice with respect to the year ended December 31, 1996 was filed on February 26, 1997.

                       STEINROE VARIABLE INVESTMENT TRUST
                              CROSS REFERENCE SHEET
                          (as required by Rule 481(a))


PART A

FORM N-1A                                                              LOCATION
1.  Cover Page                                                         Cover Page

2.  Synopsis                                                           The Trust

3.  Condensed Financial Information                                    Financial Highlights; Investment Return


4.  General Description of Registrant                                  Cover Page; The Trust; How the Funds
                                                                       Invest; Investment Techniques and
                                                                       Restrictions; Portfolio Turnover; How the
                                                                       Funds are Managed; Organization and
                                                                       Description of Shares; Appendix A:
                                                                       Investment Techniques and Securities

5.  Management of the Fund                                             How the Funds are Managed

5A. Management's Discussion of Fund Performance                        Information required by Item 5A is
                                                                       included in the Registrant's Annual Report
                                                                       for the year ended December 31, 1996.  As
                                                                       required by said Item 5A, the Registrant
                                                                       undertakes under "Financial Highlights" in
                                                                       the Prospectuses to provide free of charge
                                                                       a copy of said Annual Report to persons
                                                                       requesting the same.

6.  Capital Stock and Other Securities                                 The Trust; Purchases and  Redemptions; Net
                                                                       Asset Value; Taxes; Dividends and
                                                                       Distributions; Shareholder
                                                                       Communications; Organization and
                                                                       Description of Shares; Appendix A:
                                                                       Investment Techniques and Securities


                                       3


7.  Purchase of Securities Being Offered                               How the Funds are Managed; Purchases and
                                                                       Redemptions; Net Asset Value

8.  Redemption or Repurchase                                           Purchases and Redemptions

9.  Pending Legal Proceedings                                          Not Applicable

PART B

FORM N-1A                                                              LOCATION

10.  Cover Page                                                        Cover Page

11.  Table of Contents                                                 Table of Contents

12.  General Information and History                                   Commencement of Operations; Mixed and
                                                                       Shared Funding

13.  Investment Objectives and Policies                                Investment Restrictions; Appendix A:
                                                                       Investment Techniques and Securities

14.  Management of the Fund                                            Trustees and Officers; Management
                                                                       Arrangements

15.  Control Persons and Principal Holders                             Record Shareholders
     of Securities

16.  Investment Advisory and Other Services                            Management Arrangements; Custodian;
                                                                       Independent Auditors and Financial
                                                                       Statements

17.  Brokerage Allocation and other Practices                          Portfolio Transactions

18.  Capital Stock and Other Securities                                Investment Restrictions; Purchases and
                                                                       Redemptions; Net Asset Value; Appendix A:
                                                                       Investment Techniques and Securities


                                       4


19.  Purchase, Redemption and Pricing of                               Investment Restrictions;
     Securities Being Offered                                          Purchases and Redemptions; Net Asset
                                                                       Value; Investment Performance

20.  Tax Status                                                        Taxes (Part A)

21.  Underwriters                                                      Purchases and Redemptions
                                                                       (Part A)

22.  Calculation of Performance Data                                   Investment Performance

23.  Financial Statements                                              The financial statements required by
                                                                       Item 23 are incorporated by reference
                                                                       from the Registrant's Annual Report
                                                                       for the year ended December 31,
                                                                       1996 and are included in Part B.

PART C

     Information required to be set forth in Part C is set forth under the appropriate item, so numbered, in Part C of the Registration Statement.

                      STEINROE VARIABLE INVESTMENT TRUST
                             Federal Reserve Plaza
                              600 Atlantic Avenue
                          Boston, Massachusetts 02210

--------------------------------------------------------------------------------

SteinRoe Variable Investment Trust (Trust) is an open-end, diversified management investment company that currently includes five separate Funds, each with its own investment objective and policies. The five Funds and their investment objectives are:


Capital Appreciation Fund

o Capital growth by investing primarily in common stocks, convertible securities, and other securities selected for prospective capital growth.

Managed Growth Stock Fund

o    Long-term growth of capital through investment primarily in common stocks.

Managed Assets Fund

o High total investment return through investment in a changing mix of securities.

Mortgage Securities Income Fund

o Highest possible level of current income consistent with safety of principal and maintenance of liquidity through investment primarily in mortgage-backed securities.

Cash Income Fund

o High current income from short-term money market instruments while emphasizing preservation of capital and maintaining excellent liquidity. (The Cash Income Fund attempts to maintain its net asset value at $1.00 per share, but there can be no assurance that it will be able to do so. An investment in the Fund is neither insured nor guaranteed by the U.S. Government.)

There is no assurance that the objectives of the Funds will be realized.

Other Funds may be added or deleted from time to time.

--------------------------------------------------------------------------------
THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
--------------------------------------------------------------------------------

This Prospectus contains information about the Funds that a prospective investor should know before applying for certain variable annuity contracts and variable life insurance policies offered by separate accounts of insurance companies investing in the Trust. Please read it carefully and retain it for future reference.


Additional facts about the Funds are included in a Statement of Additional Information dated May 1, 1997, incorporated herein by reference, which has been filed with the Securities and Exchange Commission. For a free copy write to Keyport Financial Services Corp. at 125 High Street, Boston, Massachusetts 02110 or the broker-dealer offering the variable annuity contracts and variable life insurance policies of Participating Insurance Companies (as such term is defined in this Prospectus).

--------------------------------------------------------------------------------
SHARES OF THE TRUST ARE AVAILABLE AND ARE BEING MARKETED EXCLUSIVELY AS A POOLED FUNDING VEHICLE FOR VARIABLE ANNUITY CONTRACTS ("VA CONTRACTS") AND VARIABLE LIFE INSURANCE POLICIES ("VLI POLICIES") OF PARTICIPATING INSURANCE COMPANIES.
--------------------------------------------------------------------------------

THIS PROSPECTUS MUST BE ACCOMPANIED BY A CURRENT PROSPECTUS FOR THE APPROPRIATE VA CONTRACT OR VLI POLICIES OF THE APPLICABLE PARTICIPATING INSURANCE COMPANY. BOTH PROSPECTUSES SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

                   The date of this prospectus is May 1, 1997

                               TABLE OF CONTENTS

                                                         Page
                                                         ----
The Trust  .............................................    3
Financial Highlights   .................................    4
How the Funds Invest   .................................    9
Investment Techniques and Restrictions   ...............   11
Portfolio Turnover  ....................................   12
How the Funds are Managed ..............................   12
Purchases and Redemptions ..............................   14
Investment Return   ....................................   14
Net Asset Value  .......................................   14
Taxes   ................................................   15
Dividends and Distributions  ...........................   16
Shareholder Communications   ...........................   16
Organization and Description of Shares   ...............   16
Additional Information .................................   17
Appendix A: Investment Techniques and Securities  ......  A-1
Appendix B: Description of Ratings    ..................  B-1

                                   THE TRUST

The SteinRoe Variable Investment Trust (Trust) is an open-end, diversified management investment company currently consisting of five Funds with differing investment objectives, policies and restrictions. Currently, the Trust consists of Capital Appreciation Fund (CAF), Managed Growth Stock Fund (MGSF), Managed Assets Fund (MAF), Mortgage Securities Income Fund (MSIF), and Cash Income Fund
(CIF) (individually referred to as a Fund or by the initials indicated or collectively as the Funds). The Trust issues shares of beneficial interest in each Fund that represent interests in a separate portfolio of securities and other assets. The Trust may add or delete Funds from time to time.


The Trust is the funding vehicle for variable annuity contracts (VA contracts) and variable life insurance policies (VLI policies) offered by the separate accounts of life insurance companies (Participating Insurance Companies). Certain Participating Insurance Companies are affiliated with the adviser to the Funds (Affiliated Participating Insurance Companies). As of the date of this Prospectus, such Affiliated Participating Insurance Companies are Keyport Life Insurance Company (Keyport), Independence Life & Annuity Company (Independence) and Liberty Life Assurance Company of Boston (Liberty Life). Shares of the Funds from time to time may be sold to other unaffiliated Participating Insurance Companies.


The Participating Insurance Companies and their separate accounts are the shareholders or investors (shareholders) of the Funds. Owners of VA contracts and owners of VLI policies invest in sub-accounts of separate accounts of the Participating Insurance Companies that, in turn, invest in the Funds.

The prospectuses issued by the Participating Insurance Company describe which Funds are available to the separate accounts offering the VA contracts and VLI policies. The Trust assumes no responsibility for those prospectuses. However, the Board of Trustees of the Trust (Board) does monitor events to identify any material conflicts that may arise between the interests of the Participating Insurance Companies or between the interests of owners of VA contracts and VLI policies. The Trust currently does not foresee any disadvantages to the owners of VA contracts and VLI policies arising from the fact that certain interests of the owners may differ. The Statement of Additional Information contains additional information regarding such differing interests and related risks.


Stein Roe & Farnham Incorporated (the Adviser) provides investment advisory services to the Funds. The Adviser also provides administrative services to the Funds, and an affiliate of the Adviser provides transfer agency services to the Funds. Keyport Financial Services Corp. (the Underwriter) serves as the principal underwriter of the Trust with respect to sales of shares to Affiliated Participating Insurance Companies. The Adviser, the Underwriter, Keyport and Independence are subsidiaries of Liberty Financial Companies, Inc. (LFC). As of March 31, 1997, approximately 80.6% of the combined voting power of LFC's outstanding voting stock was held, indirectly, by Liberty Mutual. Liberty Life is a subsidiary of Liberty Mutual.

                              FINANCIAL HIGHLIGHTS


The tables below present certain financial information for each Fund in the Trust for the period beginning January 1, 1989 and ending December 31, 1996. The information has been audited and reported on by the Trust's independent auditors, KPMG Peat Marwick LLP. The report of KPMG Peat Marwick LLP for periods beginning on January 1, 1992 appears in the Trust's annual report to shareholders for the fiscal year ended December 31, 1996 (which may be obtained without charge from the Underwriter or from the Participating Insurance Company issuing the applicable VA contract or VLI policy), and is incorporated by reference into the Statement of Additional Information. The Funds' total returns presented below do not reflect the cost of insurance and other insurance company separate account charges which vary with the VA contracts and VLI policies offered through Participating Insurance Companies.


                           Capital Appreciation Fund


                                                                    Years Ended December 31,
                                        --------------------------------------------------------------------------------------
                                          1996       1995       1994        1993           1992      1991      1990      1989
                                        -------    -------    --------    ---------      --------   ------   --------   ------
Per share operating performance:
Net asset value, beginning of year      $ 16.33    $ 14.74    $  16.53    $   15.34      $ 15.32    $12.07   $ 14.79    $13.62
                                        -------    -------    --------    ---------      --------   ------   --------   ------
Net investment income                      0.04       0.04        0.06         0.03           --      0.21      0.19      0.23
Net realized and unrealized gains
 (losses) on investments and foreign
 currency transactions                     4.36       1.69        0.09         5.22         2.17      4.19     (1.53)     3.90
                                        -------    -------    --------    ---------      --------   ------   --------   ------
Total from investment operations           4.40       1.73        0.15         5.25         2.17      4.40     (1.34)     4.13
                                        -------    -------    --------    ---------      --------   ------   --------   ------
Less distributions:
 Distributions from and in excess of
 net investment income                       --      (0.04)      (0.07)       (0.02)          --     (0.15)    (0.28)    (0.22)
 Distributions from and in excess of
 net realized gains on investments           --      (0.10)      (1.87)       (4.04)       (2.15)    (1.00)    (1.10)    (2.25)
 Return of capital                           --         --          --           --           --        --        --     (0.49)
                                        -------    -------    --------    ---------      --------   ------   --------   ------
Total distributions                          --      (0.14)      (1.94)       (4.06)       (2.15)    (1.15)    (1.38)    (2.96)
                                        -------    -------    --------    ---------      --------   ------   --------   ------
Net asset value, end of year            $ 20.73    $ 16.33    $  14.74    $   16.53      $ 15.34    $15.32   $ 12.07    $14.79
                                        =======    =======    ========    =========      ========   ======   ========   ======
Total return:
Total investment return                   26.94%     11.75%       1.19%       35.68%(b)    14.48%    37.25%    (8.91)%  30.84% (b)
Ratios/supplemental data:
Net assets, end of year (000s)         $196,219   $143,248    $134,078    $  96,544      $52,135   $41,179   $33,238   $32,176
Ratio of expenses to average
 net assets                                0.75%      0.76%       0.80%        0.84%(a)     1.01%     1.03%     1.14%     1.08%(a)
Ratio of net investment income to
 average net assets                        0.20%      0.26%       0.44%        0.13%(b)    (0.01)%    1.35%     1.43%     1.14%(b)
Portfolio turnover ratio                    100%       132%        144%         112%         85%       36%       121%      153%
Average commissions (per share)         $0.0251         --          --           --           --        --        --        --


----------
(a) These ratios were not materially affected by the reimbursement of certain expenses by the Adviser and its affiliates.
(b) Computed giving effect to the expense limitation undertaking of the Adviser and its affiliates.

                           Managed Growth Stock Fund


                                                                    Years Ended December 31,
                                    ------------------------------------------------------------------------------------------
                                      1996        1995        1994        1993      1992       1991        1990        1989
                                    ---------- ----------- ----------- ----------- -------    -------     -------      -------
Per share operating performance:
Net asset value, beginning of year   $ 23.59     $ 18.11      $ 20.65    $ 20.10    $19.47     $13.44     $ 13.88      $ 10.75
                                     -------     -------      --------   -------    ------     ------     ------       -------
Net investment income                   0.13        0.15         0.15       0.13      0.11       0.17        0.19         0.17
Net realized and unrealized gains
 (losses) on investments                4.89        6.68        (1.46)      0.86      1.18       6.25       (0.42)        3.19
                                     -------     -------      --------   -------    ------     ------     ------       -------
Total from investment operations        5.02        6.83        (1.31)      0.99      1.29       6.42       (0.23)        3.36
                                     -------     -------      --------   -------    ------     ------     ------       -------
Less distributions:
 Distributions from and in excess of
 net investment income                    --       (0.15)       (0.17)     (0.12)    (0.10)     (0.18)      (0.21)       (0.18)
 Distributions from and in excess of
 net realized gains on investments        --       (1.20)       (1.06)     (0.32)    (0.56)     (0.21)         --           --
 Return of capital                        --          --           --         --        --         --          --        (0.05)
                                     -------     -------      --------   -------    ------     ------     ------       -------
Total distributions                       --       (1.35)       (1.23)     (0.44)    (0.66)     (0.39)      (0.21)       (0.23)
                                     -------     -------      --------   -------    ------     ------     ------       -------
Net asset value, end of year         $ 28.61     $ 23.59      $ 18.11    $ 20.65    $20.10     $19.47     $ 13.44      $ 13.88
                                     =======     =======      ========   =======    ======     ======     ======       =======
Total return:
Total investment return                21.28%      37.73%       (6.35)%     4.97%     6.63%     48.03%      (1.65)%(b)   31.30%(b)
Ratios/supplemental data:
Net assets, end of year (000s)      $161,879    $136,834      $98,733   $111,561   $64,402    $38,481     $17,383      $13,257
Ratio of expenses to average
 net assets                             0.73%       0.74%        0.77%      0.83%     0.97%      1.15%       1.50%(a)     1.60%(a)
Ratio of net investment income
 to average net assets                  0.49%       0.72%        0.75%      0.77%     0.63%      1.15%       1.51%(b)     1.35%(b)
Portfolio turnover ratio                  35%         41%          72%        77%       20%        40%         39%          77%
Average commissions (per share)      $0.0534          --           --         --        --         --          --           --


----------
(a) If the Fund had paid all of its expenses and there had been no reimbursement from the Adviser and its affiliates, these ratios would have been 1.54% and 1.63% for the years ended December 31, 1990 and 1989, respectively.
(b) Computed giving effect to the expense limitation undertaking of the Adviser and its affiliates.

                              Managed Assets Fund


                                                                      Years Ended December 31,
                                    ------------------------------------------------------------------------------------------
                                       1996        1995        1994        1993        1992       1991     1990       1989
                                    ----------- ----------- -----------  ---------- ----------- --------- ---------- ---------
Per share operating performance:
Net asset value, beginning of year    $ 14.08     $ 12.18      $ 13.11    $ 12.54     $ 12.54     $10.26   $ 11.38    $10.25
                                      -------     -------      --------   -------     -------     ------   --------   ------
Net investment income                    0.57        0.48         0.51       0.38        0.45       0.52      0.62      0.53
Net realized and unrealized gains
 (losses) on investments                 1.63        2.61        (0.93)      0.78        0.49       2.31     (0.70)     1.75
                                      -------     -------      ---------  -------     -------     ------   --------   ------
Total from investment operations         2.20        3.09        (0.42)      1.16        0.94       2.83     (0.08)     2.28
                                      -------     -------      ---------  -------     -------     ------   --------   ------
Less distributions:
 Distributions from and in excess of
 net investment income                     --       (0.48)       (0.51)     (0.36)      (0.46)     (0.44)    (0.74)    (0.52)
 Distributions from and in excess of
 net realized gains on investments         --       (0.71)          --      (0.23)      (0.48)     (0.11)    (0.30)    (0.46)
 Return of capital                         --          --           --         --          --         --        --     (0.17)
                                      -------     -------      ---------  -------     -------     ------   --------   ------
Total distributions                        --       (1.19)       (0.51)     (0.59)      (0.94)     (0.55)    (1.04)    (1.15)
                                      -------     -------      ---------  -------     -------     ------   --------   ------
Net asset value, end of year          $ 16.28     $ 14.08      $ 12.18    $ 13.11     $ 12.54     $12.54   $ 10.26    $11.38
                                      =======     =======      =========  =======     =======     ======   ========   ======
Total return:
Total investment return                 15.63%      25.43%       (3.19)%     9.29%       7.53%     27.93%    (0.69)%  22.38%
Ratios/supplemental data:
Net assets, end of year (000s)       $299,184    $277,014     $196,278   $197,132    $113,572    $82,710   $58,368   $59,068
Ratio of expenses to average
 net assets                              0.67%       0.66%        0.68%      0.69%       0.66%      0.71%     0.75%     0.78%
Ratio of net investment income to
 average net assets                      3.68%       3.12%        4.01%      3.55%       3.98%      4.57%     5.30%     4.64%
Portfolio turnover ratio(a)                76%         66%          71%        47%         70%        82%      111%      109%
Average commissions (per share)       $0.0547          --           --         --          --         --        --        --

----------
(a) The portfolio turnover ratio includes dollar roll transactions.

                        Mortgage Securities Income Fund


                                                                   Years Ended December 31,
                                    --------------------------------------------------------------------------------------------
                                       1996        1995       1994          1993        1992       1991       1990          1989
                                    ----------- ---------- -----------   --------     ------     ------    --------      --------
Per share operating performance:
Net asset value, beginning of year   $  10.16     $  9.28   $ 10.17      $  10.26     $10.42     $ 9.74    $   9.69     $   9.39
                                     --------     -------   ------       --------     ------     ------    --------     --------
Net investment income                    0.78        0.57      0.73          0.65       0.63       0.67        0.80         0.76
Net realized and unrealized gains
 (losses) on investments                (0.30)       0.89     (0.89)        (0.01)     (0.01)      0.73        0.08         0.45
                                     --------     -------   ------       --------     ------     ------    --------     --------
Total from investment operations         0.48        1.46     (0.16)         0.64       0.62       1.40        0.88         1.21
                                     --------     -------   ------       --------     ------     ------    --------     --------
Less distributions:
 Distributions from and in excess of
 net investment income                  (0.80)      (0.58)    (0.73)        (0.65)     (0.62)     (0.66)      (0.83)       (0.76)
 Distributions from and in excess of
 net realized gains on investments         --          --        --         (0.08)     (0.16)     (0.06)         --           --
 Return of capital                         --          --        --            --         --         --          --        (0.15)
                                     --------     -------   ------       --------     ------     ------    --------     --------
Total distributions                     (0.80)      (0.58)    (0.73)        (0.73)     (0.78)     (0.72)      (0.83)       (0.91)
                                     --------     -------   ------       --------     ------     ------    --------     --------
Net asset value, end of year         $   9.84     $ 10.16   $  9.28      $  10.17     $10.26     $10.42    $   9.74     $   9.69
                                     ========     =======   ======       ========     ======     ======    ========     ========
Total return:
Total investment return                  4.70%      15.74%    (1.57)%(b)     6.26%(b)   5.95%     14.48%       9.10%(b)    12.84%(b)
Ratios/supplemental data:
Net assets, end of year (000s)       $ 76,009    $101,778   $72,420      $ 91,195    $67,353    $48,559    $ 29,992     $ 21,067
Ratio of expenses to average
 net assets                              0.70%(a)    0.69%     0.70%(a)      0.76%(a)   0.90%      0.99%       1.00%(a)     1.10%(a)
Ratio of net investment income to
 average net assets                      6.71%(b)    6.76%     6.71%(b)      6.64%(b)   6.72%      7.26%       8.09%(b)     7.85%(b)
Portfolio turnover ratio (c)               72%        112%      241%          187%       169%       133%        81%          101%

----------

(a) If the Fund had paid all of its expenses and there had been no reimbursement from the Adviser and its affiliates, this ratio would have been 0.72%, 0.71%, 0.76%, 1.22% and 1.25% for the years ended December 31, 1996, 1994, 1993, 1990 and 1989, respectively.

(b) Computed giving effect to the expense limitation undertaking of the Adviser and its affiliates.

(c) The portfolio turnover ratio includes dollar roll transactions.

                               Cash Income Fund


                                                             Years Ended December 31,
                                    ---------------------------------------------------------------------------------------------
                                       1996        1995        1994       1993        1992        1991        1990        1989
                                    ----------- ----------- ---------------------- ----------- ----------- ----------- ----------
Per share operating performance:
Net asset value, beginning of year    $  1.00     $  1.00     $  1.00    $  1.00     $  1.00     $  1.00     $  1.00     $  1.00
                                      -------     -------     -------    -------     -------     -------     -------     -------
Net investment income                   0.049       0.055       0.037      0.027       0.034       0.056       0.076       0.087
                                      -------     -------     -------    -------     -------     -------     -------     -------
Less distributions:
  Distributions from net investment
 income                                (0.049)     (0.055)     (0.037)    (0.027)     (0.034)     (0.056)     (0.076)     (0.087)
                                      -------     -------     -------    -------     -------     -------     -------     -------
  Net asset value, end of year        $  1.00     $  1.00     $  1.00    $  1.00     $  1.00     $  1.00     $  1.00     $  1.00
                                      =======     =======     =======    =======     =======     =======     =======     =======
Total return:
Total investment return                  5.01%       5.62%       3.81%      2.70%       3.48%       5.79%       7.89%       9.07%
Ratios/supplemental data:
Net assets, end of year (000s)        $65,461     $64,992     $78,698    $83,049     $70,821     $77,676     $94,462     $94,313
Ratio of expenses to average
 net assets                              0.65%       0.63%       0.62%      0.65%       0.67%       0.67%       0.66%       0.66%
Ratio of net investment income
 to average net assets                   4.90%       5.48%       3.73%      2.68%       3.42%       5.67%       7.61%       8.68%

Further information about the performance of the Funds is contained in the Trust's annual report to shareholders for the fiscal year ended December 31, 1996, which may be obtained without charge from the Underwriter or from the Participating Insurance Company issuing the applicable VA contract or VLI policy.


                             HOW THE FUNDS INVEST

All investments, including mutual funds, have risks, and no one mutual fund is suitable for all investors. No one Fund by itself constitutes a complete investment program. The net asset value of the shares of the Funds, other than Cash Income Fund, will vary with market conditions and there can be no guarantee that any Fund will achieve its investment objective. Although Cash Income Fund attempts to stabilize its net asset value at $1.00 per share, there can be no assurance that it will be able to do so.

Each Fund and its investment objectives and policies are described below. Certain additional investment policies and techniques common to some or all of the Funds are described under "INVESTMENT TECHNIQUES AND RESTRICTIONS" below. The investment objectives are fundamental and may be changed only by a vote of the Board and of the shareholders.

More information about the portfolio securities in which the Funds invest, including certain risks and investment limitations, is provided in Appendix A to this Prospectus and Appendix A in the Statement of Additional Information. Appendix B in this Prospectus provides a description of bond ratings.

                           Capital Appreciation Fund

Capital Appreciation Fund seeks to provide shareholders with growth of capital. It pursues this objective by investing primarily in common stocks, securities convertible into common stocks and securities having common stock characteristics, including rights and warrants, selected primarily for prospective capital growth. The Fund invests in both domestic and foreign companies.


Investments in newer and smaller companies, particularly those believed to be in the earlier phases of growth, are emphasized. The Fund may also invest in securities of larger, more established companies that the Adviser believes possess some of the same characteristics as smaller companies. While income is not an objective, securities appearing to offer attractive possibilities for future growth of income may be included in the Fund's portfolio.


Investor Considerations. The type of securities in which the Fund invests may be expected to experience wide fluctuations in price in both rising and declining markets. The Fund may be expected to experience a greater degree of market and financial risk than other equity portfolios. The Fund's portfolio may include securities that are not widely traded or new issues of securities. The foreign companies in which the Fund invests may include companies whose operations are limited to a single country or group of countries. The value of such investments may be significantly impacted by factors (both positive and negative) affecting the local economy of such country or countries.

                           Managed Growth Stock Fund

Managed Growth Stock Fund seeks long-term growth of capital. It is expected that under ordinary circumstances at least 65% of the total assets of the Fund will be invested in the common stock of growth companies, including foreign companies, whose earnings are expected to increase more rapidly than most public companies. A growth company is one that the Adviser believes has demonstrated an ability to increase its earnings at an above-average rate with reasonable consistency and that has given indications of being able to continue this pattern in the future--i.e., companies that create wealth over a long period of time. In general, these companies should: be well managed; employ sound financial and accounting policies; demonstrate effective research; have successful product development and marketing; provide efficient service; possess pricing flexibility; and earn an above average return on investment. Up to 25% of the Fund's investments in growth companies may be in small capitalization companies with total common stock outstanding of less than $500,000,000.

Up to 35% of the total assets of the Fund may be invested in debt securities and securities convertible into common stock.

Investor Considerations. Investors should be aware of the possibility that during periods of adverse economic and market conditions, the per share value of the Fund may not move in relation to the favorable long-term earnings trend of its portfolio companies. The foreign companies in which the Fund invests typically are companies with global operations. Thus, in contrast to CAF, the Fund generally is less likely to be impacted by country-specific risks with respect to foreign investments.

                              Managed Assets Fund


Managed Assets Fund seeks to provide a high total investment return. The Fund's assets are allocated among equities, debt securities and cash. The portfolio manager determines those allocations using the views of the Adviser's investment strategists regarding economic, market, and other factors relative to investment opportunities. The equity portion of the Fund's portfolio is invested primarily in well-established companies having market capitalizations in excess of $1 billion. Under normal market conditions, debt securities will make up at least 25% of the Fund's total assets. Investments in debt securities are lim-ited to those that are within the four highest grades (generally referred to as "investment grade") assigned by a nationally recognized statistical rating organization, or, if unrated, determined by the Adviser to be of comparable quality. The cash portion of the portfolio is invested in securities similar to those permitted by the policies of Cash Income Fund.

Managed Assets Fund expects that over longer periods a larger portion of the Fund's portfolio will consist of equity securities.

Investor Considerations. Although the Fund seeks to reduce both financial and market risks associated with any one investment medium, performance of the Fund will depend significantly on the additional factors of timing and mix and the ability of the Adviser to judge and react to changing market conditions. (See "PORTFOLIO TURNOVER.") In making asset allocation decisions, the Fund does not attempt to make short-term market timing shifts.

                        Mortgage Securities Income Fund

Mortgage Securities Income Fund seeks to provide the highest possible level of current income, consistent with safety of principal and maintenance of liquidity, by investing under ordinary circumstances at least 65% of its total assets in various types of investments known as Mortgage Backed Securities representing beneficial interests in mortgage pools.


The Mortgage Backed Securities in which the Fund invests include but are not limited to: (i) Mortgage Pass-Through Certificates, including Government National Mortgage Association (GNMA) Mortgage Pass-Through Certificates (GNMA Certificates), Federal National Mortgage Association (FNMA) Mortgage Pass-Through Certificates (FNMA Certificates), Federal Home Loan Mortgage Corporation (FHLMC) Mortgage Pass-Through Certificates (FHLMC Certificates) and Non-Governmental Mortgage Pass-Through Certificates, (ii) Commerical Mortgage Backed Securities, (iii) Collateralized Mortgage Obligations (CMOs) and (iv) Real Estate Mortgage Investment Conduits (REMICs). See "APPENDIX A: INVESTMENT TECHNIQUES AND SECURITIES" for a description of these Mortgage Backed Securities and related risks.

Mortgage Securities Income Fund may invest in instruments rated investment grade or, if unrated, believed by the Adviser to be of comparable quality. Normally, the portion of Mortgage Securities Income Fund's portfolio invested in Mortgage Backed Securities which are not guaranteed by the full faith and credit of the U.S. Government or an agency or instrumentality thereof will be invested primarily in instruments rated within the two highest grades (AAA or AA), as determined by Standard & Poor's Corporation (S&P), or rated with a comparable rating from another nationally recognized statistical rating organization, or, if unrated, determined by the Adviser to be of comparable quality.


While the Fund may invest in securities of any maturity, it is currently expected, under normal circumstances, that the weighted average maturity of the Fund's portfolio will exceed ten years.

Investor Considerations. The value of the Fund's securities generally fluctuates inversely with changes in interest rates. Prepayment of high interest rate Mortgage Backed Securities when interest rates are declining will affect the performance of the Fund and could result in losses if a premium was paid for such securities.

                               Cash Income Fund

Cash Income Fund seeks high current income from investment in short-term money market instruments while emphasizing preservation of capital and maintaining excellent liquidity.

The Fund pursues this objective by investing all of its assets in U.S. dollar denominated money market instruments maturing in thirteen months or less from time of investment. Each security must be rated (or be issued by an issuer that is rated with respect to its short-term debt) within the highest rating category for short-term debt by at least two nationally recognized statistical rating organizations ("NRSRO"), or, if unrated, determined by or under the direction of the Board of Trustees to be of comparable quality. These securities may include:

(1) Securities issued or guaranteed by the U.S. Government or by its agencies or instrumentalities ("U.S. Government Securities").

(2) Securities issued or guaranteed by the government of any foreign country that have a long-term rating at time of purchase of A or better (or equivalent rating) by at least one NRSRO.

(3) Certificates of deposit, bankers' acceptances and time deposits of any bank (U.S. or foreign) having total assets in excess of $1 billion, or the equivalent in other currencies (as of the date of the most recent available financial statements) or of any branches, agencies or subsidiaries (U.S. or foreign) of any such bank.

(4) Commercial paper of U.S. or foreign issuers, including variable rate demand notes.

(5) Notes, bonds, and debentures having a long-term rating at time of purchase of A or better (or equivalent rating) by at least one NRSRO.

(6) Repurchase agreements involving securities listed in (1) above.

(7) Other high-quality short-term obligations.

Under normal market conditions the Fund will invest at least 25% of its total assets in securities of issuers in the financial services industry (which includes, but is not limited to, banks, personal credit and business credit institutions, and other financial service institutions).

The remaining maturity of each of the Fund's investments at the time of investment is 13 months or less. The weighted average maturity of its investment portfolio varies with money market conditions, but is always 90 days or less.


Although there can be no assurance that it will always be able to do so, the Fund follows procedures designed to maintain its price per share at $1.00. (See "NET ASSET VALUE.")


Investor Considerations. The yield from short-term investments may be lower than yields from longer-term securities. The value of the Fund's securities fluctuates inversely with changes in interest rates. Both the risk of an issuer's inability to pay interest and principal on a given security (financial risk) and the price volatility (market risk) of investment in the Fund may be expected to be less than for certain other Funds.

Because of the Fund's policy of investing at least 25% of its assets in securities of issuers in the financial services industry, the Fund may be more adversely affected by changes in market or economic conditions and other circumstances affecting the financial services industry.

                     INVESTMENT TECHNIQUES AND RESTRICTIONS

                                  Techniques

Each Fund may invest up to 25% of its total assets in securities of foreign issuers as more fully described in Appendix A to this Prospectus. CAF, MGSF and MAF typically hold foreign companies in their portfolios. MSIF and CIF are less likely to invest in foreign securities to any material extent.

When the Adviser believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, it may cause a Fund (other than the Cash Income Fund) to enter into forward contracts to sell an amount of foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency. The Adviser may also cause a Fund to enter into forward foreign currency contracts to protect against loss between trade and settlement dates resulting from changes in foreign currency exchange rates. Such contracts will also have the effect of limiting any gains to the Fund that would have resulted from advantageous changes in such rates.

It is the policy of each Fund that when the Adviser deems a temporary defensive position advisable, each Fund may invest, without limitation (i.e., up to 100% of its assets), in high-quality fixed-income securities, or hold assets in cash or cash equivalents, to the extent the Adviser believes such alternative investments to be less risky than those securities in which the Fund normally invests.

Each Fund may invest in securities purchased on a when-issued or delayed-delivery basis. Although the payment terms of these securities are established at the time the Fund enters into the commitment, the securities may be delivered and paid for a month or more after the date of purchase, when their value may have changed and (with particular reference to debt securities) the yields then available in the market may be greater. The Funds will make such commitments only with the intention of actually acquiring the securities, but may sell the securities before settlement date if it is deemed advisable for investment reasons.

Each Fund may also invest in securities purchased on a standby commitment basis, which is a delayed delivery agreement in which the Fund binds itself to accept delivery of a security at the option of the other party to the agreement. The Fund usually receives a commitment fee in consideration for its standby commitment.

Except for Cash Income Fund, each Fund may make loans of its portfolio securities to broker-dealers and banks subject to certain restrictions described in Appendix A to this Prospectus and in the Statement of Additional Information.


Each Fund other than Cash Income Fund may invest in options, futures contracts and other derivatives as described in Appendix A to this Prospectus and in the Statement of Additional Information.

                    Restrictions on the Funds' Investments

No Fund will (1) with respect to 75% of the value of its total assets, invest more than 5% of its total assets in the securities of any one issuer (except that this restriction does not apply to (i) U.S. Government Securities or (ii) [as to the Cash Income Fund only] certificates of deposit, bankers' acceptances or repurchase agreements); (2) invest more than 25% of its total assets (at market) in the securities of issuers in any particular industry (except that this restriction does not apply to (i) U.S. Government Securities, (ii) [as to the Cash Income Fund only] certificates of deposit, bankers' acceptances or repurchase agreements or (iii) [as to the Cash Income Fund only] securities of issuers in the financial services industry); (3) acquire more than 10% of the outstanding voting securities of any one issuer; or (4) borrow money, except as a temporary measure for extraordinary or emergency purposes, and then the aggregate borrowings at any one time (including any reverse repurchase agreements) may not exceed 33 1/3% of its assets (at market). No Fund will purchase additional securities when its borrowings, less proceeds receivable from sales of portfolio securities, exceed 5% of total assets. The Funds may invest in repurchase agreements, provided that no Fund will invest more than 15% [except as to Cash Income Fund, for which the limitation is 10%] of its net assets in repurchase agreements maturing in more than seven days and any other illiquid securities. In each case, if a percentage limit is satisfied at the time of investment or borrowing, a later increase or decrease resulting from a change in the value of a security or decrease in a Fund's assets will not constitute a violation of the limit.

All of the investment restrictions are set forth in the Statement of Additional Information.

                               PORTFOLIO TURNOVER

Although no Fund purchases securities with a view to rapid turnover, there are no limitations on the length of time that portfolio securities must be held and a Fund's portfolio turnover rate may vary significantly from year to year. A high rate of turnover of a Fund, if it should occur, would result in increased transaction expenses for that Fund, which must be borne by the Fund. The turnover rate of each Fund may exceed 100%. CAF, MAF and MSIF may have a higher rate of turnover than the other Funds and alternative investment funds because of the flexibility of their investment policies permitting shifts between different types of investments (in the case of MAF), purchase of securities on a delayed delivery basis (in the case of MSIF) and the use of aggressive strategies and investments (in the case of CAF). The portfolio turnover rates of the Funds (other than CIF) are shown under "FINANCIAL HIGHLIGHTS" above.

                           HOW THE FUNDS ARE MANAGED

                                 The Trustees

The business of the Trust and the Funds is supervised by the Trust's Board of Trustees. The Statement of Additional Information contains the names of and biographical information for the Trustees.

                       Stein Roe & Farnham Incorporated


The investment portfolio of each Fund is managed, subject to the direction of the Board of Trustees, by Stein Roe & Farnham Incorporated (the Adviser), One South Wacker Drive, Chicago, Illinois 60606, pursuant to a separate Advisory Agreement dated May 1, 1993 with each Fund other than CIF, and an Advisory Agreement dated December 9, 1988 with CIF. The Adviser has provided investment advisory and administrative services since 1932. The Adviser is a wholly owned indirect subsidiary of LFC. As of December 31, 1996, the Adviser had assets under management of approximately $26.7 billion.


The Adviser places orders for the purchase and sale of securities for each Fund. In doing so, the Adviser seeks to obtain the best combination of price and execution, which involves a number of judgmental factors.


E. Bruce Dunn has been co-portfolio manager of the Capital Appreciation Fund since 1991. Mr. Dunn has been associated with the Adviser since 1964. He is a Senior Vice President of the Adviser. Mr. Dunn has announced his intention to retire as portfolio manager of the Fund on June 30, 1997.

Richard B. Peterson has been co-portfolio manager of the Capital Appreciation Fund since 1991. Mr. Peterson is a Senior Vice President of the Adviser.

Managed Growth Stock Fund is managed by Erik P. Gustafson. Mr. Gustafson joined the Adviser in 1992 and became a Vice President of the Adviser in 1994 and a Senior Vice President in 1996.

Harvey B. Hirschhorn is the portfolio manager for the Managed Assets Fund. Associated with the Adviser since 1973, Mr. Hirschhorn is an Executive Vice President of the Adviser and its Chief Economist and Investment Strategist.

Michael T. Kennedy has been portfolio manager of the Mortgage Securities Income Fund since its inception in 1989. He became a Vice President of the Adviser in 1992 and a Senior Vice President in 1994, having been associated with the Adviser since 1987.


The Adviser also provides each of the Funds with administrative services pursuant to an Administration Agreement with the Trust on behalf of each Fund dated as of January 3, 1995. These services include financial statement preparation, the provision of office space and equipment and facilities in connection with the maintenance of the Trust's headquarters, preparation and filing of required reports and tax returns, arrangements for meetings, maintenance of the Trust's corporate books and records, communication with shareholders, provision of internal legal services and oversight of custodial, accounting and other services provided to the Funds by others. The Adviser may, in its discretion, arrange for such services to be provided to the Trust by LFC or by any of LFC's majority or greater owned subsidiaries.

Under separate agreements, the Adviser also acts as the agent of the Funds for the transfer of shares, disbursement of dividends and maintenance of shareholder account records, and provides certain pricing and other record keeping services to the Funds.

The Adviser pays all compensation of the Trust's officers who are employees of the Adviser.

                       Advisory and Administrative Fees

The Funds pay the Adviser annual fees for investment advisory and administrative services based on the following schedules. All fees are computed and accrued daily and paid monthly.

Cash Income Fund: Fees at the annual rates of .35% (for investment advisory services) and .15% (for administrative services) of average daily net asset value.

Managed Assets Fund: Fees at the annual rate of .45% (for investment advisory services) and .15% (for administrative services) of average daily net asset value.

Capital Appreciation and Managed Growth Stock Funds: Fees at the annual rate of 0.50% (for investment advisory services) and 0.15% (for administrative services) of average daily net assets.

Mortgage Securities Income Fund: Fees at the annual rate of 0.40% (for investment advisory services) and 0.15% (for administrative services) of average daily net asset value.



In addition, each Fund pays the Adviser an additional fee for accounting and bookkeeping services in the annual amount of $25,000 plus .0025 percent of average daily net assets in excess of $50,000,000.


                            LFC and Liberty Mutual


LFC is a diversified and integrated asset management company providing insurance and investment products to individuals and institutions through multiple distribution channels. LFC's operating units include Keyport, the Adviser, The Colonial Group, Inc., sponsor of the Colonial family of mutual funds, Newport Pacific Management, Inc., a specialist in the Asian equity markets, Liberty Asset Management Company, a sponsor of closed-end funds employing a multi-managed investment approach, and Independent Financial Marketing Group, Inc., a specialist in the design and implementation of bank marketing programs for insurance and investment products.


Liberty Mutual is an international multi-line insurance writer and, with its affiliates, is currently the fifth largest writer of property-casualty insurance in the United States.

                                   Custodian


State Street Bank and Trust Company (State Street), Boston, Massachusetts, is the custodian for the Funds. Foreign securities are maintained in the custody of foreign banks and trust companies that are members of the State Street's Global Custody Network or foreign depositories used by such members.


                             Expenses of the Funds


The Funds generally will pay all their expenses, other than those borne by the Adviser. The Adviser has voluntarily agreed until April 30, 1998 to reimburse all expenses, including management fees, incurred by the Funds as follows:

              Fund                 Expenses Exceeding
              --------------   -----------------------------
              CAF and MGSF      0.80% of average net assets
              MAF               0.75% of average net assets
              MSIF              0.70% of average net assets
              CIF               0.65% of average net assets

The Adviser would not, however, be required to reimburse expenses to an extent which would result in a Fund's inability to qualify as a regulated investment company under the Internal Revenue Code.

It is the policy of the Trust that expenses directly charged or attributable to any particular Fund will be paid from the assets of that Fund. General expenses of the Trust will be allocated among and charged to the assets of each of the Funds on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each Fund or the nature of the services performed and their relative applicability to each Fund.

                           PURCHASES AND REDEMPTIONS

The Participating Insurance Companies place daily orders to purchase and redeem shares of each Fund based on, among other things, the net amount of purchase payments to be invested and surrender and transfer requests to be effected on that day pursuant to the VA contracts and VLI policies. Shares are purchased and redeemed as a result of certain other transactions pursuant to the VA contracts and VLI policies, including deductions for fees and charges by the applicable insurance company separate account. The Trust continuously offers and redeems shares at net asset value without the addition of any selling commission, sales load or redemption charge. Shares are sold and redeemed at their net asset value as next determined after receipt of purchase payments or redemption requests, respectively, by the separate accounts. Similarly, shares are sold or redeemed as a result of such other transactions under the VA contracts and VLI policies at the net asset value computed for the day on which such transactions are effected by the separate accounts. The right of redemption may be suspended or payments postponed whenever permitted by applicable law and regulations.


Keyport Financial Services Corp. (KFSC), a subsidiary of Keyport, serves pursuant to an Underwriting Agreement as principal underwriter for the Trust with respect to sales of shares to Keyport and to other Affiliated Participating Insurance Companies. KFSC is registered as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. KFSC's address is 125 High Street, Boston, Massachusetts 02110.


                               INVESTMENT RETURN


The total return from an investment in a Fund is measured by the distributions received (assuming reinvestment of all distributions) plus or minus the change in the net asset value per share for a given period. A total return percentage is calculated by first dividing the value of a share at the end of the period (including reinvestment of distributions) by the value of the share at the beginning of the period and then subtracting 1.0. A Fund's average annual total return is determined by computing the annual percentage change in value of a $1,000 investment in such Fund for a specified period, assuming reinvestment of all dividends and distributions.


Because Cash Income Fund seeks to maintain a $1.00 per share value, its return is usually quoted as a current seven-day yield, calculated by totaling the dividends on a share of the Fund for the previous seven days and restating that yield as an annual rate, or as an effective yield, calculated by adjusting the current yield to assume daily compounding.

Total return information describes a Fund's performance for the period shown and does not predict future performance. Comparison of a Fund's yield or total return with those of alternative investments should consider differences between the Fund and the alternative investments, the periods and methods used in calculation of the return being compared, and the impact of taxes on alternative investments. A Fund's investment return figures do not reflect the cost of insurance and other insurance company separate account charges which vary with the VA contracts and VLI policies offered through the separate accounts of the Participating Insurance Companies, and which will decrease the return realized by a contract or policyholder.

                                NET ASSET VALUE


The Adviser determines net asset value per share of each Fund as of the close of regular trading on the New York Stock Exchange (NYSE) (currently 4:00 p.m., New York time). Net asset value per share is calculated for each Fund by dividing the current market value (amortized cost value in the case of the Cash Income
Fund) of total portfolio assets, less all liabilities (including accrued expenses), by the total number of shares outstanding. Net asset value is determined on each day when the NYSE is open, except on such days in which no order to purchase or redeem shares is received. The NYSE is scheduled to be open Monday through Friday throughout the year except for certain Federal and other holidays.


                               Cash Income Fund

The valuation of the Cash Income Fund's securities is based on their amortized cost, which does not take into account unrealized gains or losses, in an attempt to maintain its net asset value at $1.00 per share. The extent of any deviation between the Fund's net asset value based upon market quotations or equivalents and $1.00 per share based on amortized cost will be examined by the Board. If such deviation were to exceed 1/2 of 1%, the Board would consider what action, if any, should be taken, including selling portfolio securities, increasing, reducing, or suspending distributions or redeeming shares in kind. Assets and securities of the Fund for which this valuation method does not produce a fair value are valued at a fair value determined in good faith by the Board.

                                  Other Funds

U.S. Securities. Each security traded on a national securities exchange is valued at its last sale price on that exchange on the day of valuation or, if there are no sales that day, at the latest bid quotation. Each over-the-counter security for which the last sale price on the day of valuation is available from NASDAQ is valued at that price. All other over-the-counter securities for which reliable quotations are available are valued at the latest bid quotation, except that securities convertible into stock are valued at the valuations provided by a pricing service approved by the Board.

The Board has determined to value long-term debt obligations primarily on the basis of valuations furnished by a pricing service which may employ electronic data processing techniques, including a so-called "matrix" system, to determine valuations, as well as dealer-supplied quotations. Long-term debt obligations for which reliable pricing services are, in the opinion of the Adviser, not available will be valued at their respective values as determined in good faith by, or under procedures established by, the Board.

Foreign Securities. The values of foreign portfolio securities are generally based upon market quotations which, depending upon local convention or regulation, may be the last sales price, the last bid or asked price, or the mean between the last bid and asked prices as of, in each case, the close of the appropriate exchange or other designated time. Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed at various times before the close of business on each day on which the NYSE is open. Trading of these securities may not take place on every NYSE business day. In addition, trading may take place in various foreign markets on Saturdays or on other days when the NYSE is not open and on which a Fund's net asset value is not calculated. Therefore, such calculation does not take place contemporaneously with the determination of the prices of many of the portfolio securities used in such calculation and the value of a Fund's portfolio may be significantly affected on days when shares of the Fund may not be purchased or redeemed.

Other assets and securities of a Fund are valued at a fair value as determined in good faith by, or under procedures established by, the Board.

                                     TAXES

Each Fund has elected to be treated and to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986 (Code). As a result of such election, for any tax year in which a Fund meets the investment limitations and the distribution, diversification and other requirements referred to below, that Fund will not be subject to Federal income tax, and the income of the Fund will be treated as the income of its shareholders. Under current law, since the shareholders are life insurance company "segregated asset accounts," they will not be subject to income tax currently on this income to the extent such income is applied to increase the values of VA contracts and VLI policies.

Among the conditions for qualification and avoidance of taxation at the Trust level, Subchapter M imposes investment limitations, distribution requirements, and requirements relating to the diversification of investments. The requirements of Subchapter M may affect the investments made by each Fund. Any of the applicable diversification requirements could require a sale of assets of a Fund that would affect the net asset value of the Fund.

In addition, the Tax Reform Act of 1986 made certain changes to the tax treatment of regulated investment companies, including the imposition of a nondeductible 4% excise tax on certain undistributed amounts. To avoid this tax, each Fund must declare and distribute to its shareholders by the end of each calendar year, at least 98% of ordinary income earned during that calendar year and at least 98% of capital gain net income, net of carry-forward losses, if any, realized for the twelve-month period ending October 31 of that year, plus any remaining undistributed income from the prior year.

Pursuant to the requirements of Section 817(h) of the Code, the only shareholders of the Trust and its Funds will be Participating Insurance Companies and their separate accounts that fund VA contracts, VLI policies and other variable insurance contracts. The prospectus that describes a particular VA contract or VLI policy discusses the taxation of both separate accounts and the owner of such contract or policy.

Each Fund intends to comply with the requirements of Section 817(h) and the related regulations issued thereunder by the Treasury Department. These provisions impose certain diversification requirements affecting the securities in which the Funds may invest and other limitations. The diversification requirements of Section 817(h) of the Code are in addition to the diversification requirements under Subchapter M and the Investment Company Act of 1940. The consequences of failure to meet the requirements of Section 817(h) could result in taxation of the Participating Insurance Companies offering the VA contracts and VLI policies and immediate taxation of all owners of the contracts and policies to the extent of appreciation on investment under the contracts. The Trust believes it is in compliance with these requirements.

The Secretary of the Treasury may issue additional rulings or regulations that will prescribe the circumstances in which an owner of a variable insurance contract's control of the investments of a segregated asset account may cause such owner, rather than the insurance company, to be treated as the owner of the assets of a segregated asset account. It is expected that such regulations would have prospective application. However, if a ruling or regulation were not considered to set forth a new position, the ruling or regulation could have retroactive effect.

The Trust therefore may find it necessary, and reserves the right to take action to assure, that a VA contract or VLI policy continues to qualify as an annuity or insurance contract under Federal tax laws. The Trust, for example, may be required to alter the investment objectives of any Fund or substitute the shares of one Fund for those of another. No such change of investment objectives or substitution of securities will take place without notice to the contract and policy owners with interests invested in the affected Fund and without prior approval of the Securities and Exchange Commission, or the approval of a majority of such owners, to the extent legally required.

To the extent a Fund invests in foreign securities, investment income received by the Fund from sources within foreign countries may be subject to foreign income taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which entitle a Fund to a reduced rate of tax or exemption from tax on such income.

Gains and losses from foreign currency dispositions, foreign-currency denominated debt securities and payables or receivables, and foreign currency forward contracts are subject to special tax rules that generally cause them to be recharacterized as ordinary income and losses, and may affect the timing and amount of the Fund's recognition of income, gain or loss.

In order to avoid adverse tax consequences, a Fund may be required to limit its equity investments in non-U.S. corporations that are treated as "passive foreign investment companies" under the Code.

It is impossible to determine the effective rate of foreign tax in advance since the amount of a Fund's assets, if any, to be invested within various countries will fluctuate and the extent to which tax refunds will be recovered is uncertain. The Funds intend to operate so as to qualify for treaty-reduced tax rates where applicable.


The preceding is a brief summary of some relevant tax considerations. This discussion is not intended as a complete explanation or a substitute for careful tax planning and consultation with individual tax advisors.


                          DIVIDENDS AND DISTRIBUTIONS

Each Fund intends to declare and distribute, as dividends or capital gains distributions, at least annually, substantially all of its net investment income and net profits realized from the sale of portfolio securities, if any, to its shareholders (Participating Insurance Companies' separate accounts). The net investment income of each Fund consists of all dividends or interest received by such Fund, less estimated expenses (including the investment advisory and administrative fees). Income dividends will be declared and distributed annually in the case of each Fund other than Cash Income Fund. With respect to Cash Income Fund, the dividends are declared daily and are reinvested monthly in shares of Cash Income Fund at the net asset value per share of $1.00. All net short-term and long-term capital gains of each Fund, net of carry-forward losses, if any, realized during the fiscal year, are declared and distributed periodically, no less frequently than annually. All dividends and distributions are reinvested in additional shares of the Fund at net asset value, as of the record date for the distributions.

                           SHAREHOLDER COMMUNICATIONS

Owners of VA contracts and VLI policies, issued by a Participating Insurance Company or for which shares of one or more Funds are the investment vehicles, receive from the Participating Insurance Company unaudited semi-annual financial statements and audited year-end financial statements of such Funds certified by the Trust's independent auditors. Each report shows the investments owned by each Fund and provides other information about the Trust and its operations. Copies of such reports may be obtained from the Participating Insurance Company or the Secretary of the Trust.

                     ORGANIZATION AND DESCRIPTION OF SHARES

The Trust is a diversified open-end management investment company as defined in the Investment Company Act of 1940 (1940 Act) organized under an Agreement and Declaration of Trust (Declaration of Trust) as a Massachusetts business trust on June 9, 1987. The Declaration of Trust may be amended by a vote of either the Trust's shareholders or the Board. The Trust is authorized to issue an unlimited number of shares of beneficial interest without par value, in one or more series as the Board may authorize. Each Fund is a separate series of the Trust.

Each share of a Fund is entitled to participate pro rata in any dividends and other distributions declared by the Board with respect to that Fund, and all shares of a Fund have equal rights in the event of liquidation of that Fund.

Shareholders of a Fund are entitled to one vote for each share of that Fund held on any matter presented to shareholders. Shares of the Funds will vote separately as individual series when required by the 1940 Act or other applicable law or when the Board determines that the matter affects only the interests of one or more Funds, such as, for example, a proposal to approve an amendment to that Fund's Advisory Agreement, but shares of all the Funds vote together, to the extent required by the 1940 Act, in the election or selection of Trustees and independent accountants.

The shares do not have cumulative voting rights, which means that the holders of more than 50% of the shares of the Funds voting for the election of Trustees can elect all of the Trustees, and, in such event, the holders of the remaining shares will not be able to elect any Trustees.

The Funds are not required by law to hold regular annual meetings of their shareholders and do not intend to do so. However, special meetings may be called for purposes such as electing or removing Trustees or changing fundamental policies.

The Trust is required to hold a shareholders' meeting to elect Trustees to fill vacancies in the event that less than a majority of Trustees were elected by shareholders. Trustees may also be removed by the vote of two-thirds of the outstanding shares at a meeting called at the request of shareholders whose interests represent 10% or more of the outstanding shares.

Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Trust's Declaration of Trust disclaims liability of the shareholders, the Trustees, or officers of the Trust for acts or obligations of the Trust, which are binding only on the assets and property of the Trust (or the applicable Fund thereof) and requires that notice of such disclaimer be given in each agreement, obligation, or contract entered into or executed by the Trust or the Board. The Declaration of Trust provides for indemnification out of the Trust's assets (or the applicable Fund) for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is believed to be remote because it is limited to circumstances in which the disclaimer is inoperative and the Trust itself is unable to meet its obligations. The risk to any one Fund of sustaining a loss on account of liabilities incurred by another Fund also is believed to be remote.

                             ADDITIONAL INFORMATION


This Prospectus, including the Statement of Additional Information which has been incorporated by reference herein, does not contain all the information set forth in the Registration Statement filed by the Trust with the Securities and Exchange Commission under the Securities Act of 1933. Copies of the Registration Statement may be obtained from the Commission or may be examined at the office of the Commission in Washington, D.C.

                                  APPENDIX A
                             INVESTMENT TECHNIQUES
                                 AND SECURITIES

                    OPTIONS, FUTURES AND OTHER DERIVATIVES

Consistent with its objective, except for Cash Income Fund, each Fund may purchase and write both call options and put options on securities, indexes and foreign currencies, enter into interest rate, index and foreign currency futures contracts and options on such futures contracts, and purchase other types of forward or investment contracts linked to individual securities, interest rates, foreign currencies, indexes or other benchmarks ("derivative products") in order to achieve its desired investment objective, to provide additional revenue, or to hedge against changes in security prices, interest rates or currency fluctuations. A Fund may write a call or put option only if the option is covered. There can be no assurance that a liquid market will exist when a Fund seeks to close out a derivative product position. In addition, because of low margin deposits required, the use of futures contracts involves a high degree of leverage, and may result in losses in excess of the amount of the margin deposit. Successful use of derivative products depends on the Adviser's ability to predict correctly changes in the level and the direction of security prices, interest rates, currency exchange rates and other market factors, but even a well conceived transaction may be unsuccessful because of an imperfect correlation between the cash and the derivative product markets. For additional information, with respect to these matters, please refer to the Statement of Additional Information.

                              FOREIGN INVESTMENTS

Each Fund may invest up to 25% of its total assets in securities of foreign issuers that are not publicly traded in the U.S., which for this purpose do not include securities represented by American Depositary Receipts (ADRs) or securities guaranteed by a U.S. person.


                              Foreign Securities

While investment in foreign securities is intended to reduce risk by providing further diversification, such investments involve risks in addition to the credit and market risks normally associated with domestic securities. These include sovereign risks and risks pertaining to the local economy in the country or countries in which the foreign company conducts business. Foreign investments may be affected favorably or unfavorably by changes in currency rates and exchange control regulations. There may be less publicly available information about a foreign company than about a U.S. company, and foreign companies may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those applicable to U.S companies. Securities of some foreign companies are less liquid or more volatile than securities of U.S. companies, and foreign brokerage commissions and custodian fees are generally higher than in the U.S. Investments in foreign securities may also be subject to other risks different from those affecting U.S. investments, including local political developments, expropriation or nationalization of assets, imposition of withholding taxes on dividend or interest payments, currency blockage (which would prevent cash from being brought back to the U.S.), and sometimes less advantageous legal, operational, and financial protection applicable to foreign sub-custodial arrangements. These risks are carefully considered by the Adviser prior to the purchase of these securities.

                         Foreign Currency Transactions

When a Fund invests in foreign securities, such securities usually will be denominated in, or salable for, foreign currencies, and the Fund temporarily may hold funds in foreign currencies. Thus, the value of Fund shares will be affected by changes in exchange rates.

As one way of managing exchange rate risk, each Fund may enter into forward currency exchange contracts (agreements to purchase or sell currencies at a specified price and date). The exchange rate for the transaction (the amount of currency a Fund will deliver or receive when the contract is completed) is fixed when the Fund enters into the contract. A Fund usually will enter into these contracts to stabilize the U.S. dollar value of a security it has agreed to buy or sell. Each Fund intends to use these contracts to hedge the U.S. dollar value of a security it already owns or intends to purchase, particularly if a Fund expects a decrease in the value of the currency in which the foreign security is denominated. Although the Fund will attempt to benefit from using forward contracts, the success of its hedging strategy will depend on the Adviser's ability to predict accurately the future exchange rates between foreign currencies and the U.S. dollar. The value of each Fund's investments denominated in foreign currencies will depend on the relative strength of those currencies and the U.S. dollar, and the Fund may be affected favorably or unfavorably by changes in the exchange rates or exchange control regulations between foreign currencies and the dollar. Changes in foreign currency exchange rates also may affect the value of dividends and interest earned, gains and losses realized on the sale of securities, and net investment income and gains, if any, to be distributed to shareholders by a Fund.

                          U.S. GOVERNMENT SECURITIES

Each Fund may invest in certain U.S. Government Securities. Securities issued or guaranteed by the U.S. Government include a variety of Treasury securities that differ only in their interest rates, maturities and dates of issuance. Treasury bills have maturities of one year or less. Treasury notes have maturities of one to ten years and Treasury bonds generally have maturities of greater than ten years at the date of issuance.

Securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities include, but are not limited to, direct obligations of the Treasury and securities issued or guaranteed by the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association, General Services Administration, Central Bank for Cooperatives, Federal Home Loan Banks, Federal Loan Mortgage Corporation, Federal Intermediate Credit Banks, Federal Land Banks, Maritime Administration, The Tennessee Valley Authority, District of Columbia Armory Board, Resolution Funding Corp. and Federal National Mortgage Association.

Some obligations of U.S. Government agencies and instrumentalities, such as Government National Mortgage Association Pass-Through Certificates, are supported by the full faith and credit of the U.S.; others, such as securities of Federal Home Loan Banks, are supported by the right of the issuer to borrow from the Treasury; still others, such as bonds issued by the Federal National Mortgage Association, a private corporation, are supported only by the credit of the instrumentality. Because the U.S. Government is not obligated by law to provide support to an instrumentality it sponsors, a Fund will invest in the securities issued by such an instrumentality only when the Adviser determines that the credit risk with respect to the instrumentality does not make its securities unsuitable investments for the Fund. U.S. Government Securities do not include international agencies or instrumentalities in which the U.S. Government, its agencies or instrumentalities participate, such as the World Bank, the Asian Development Bank or issues insured by the Federal Deposit Insurance Corporation or the Federal Savings and Loan Insurance Corporation.

                           MONEY MARKET INSTRUMENTS

Each Fund may invest in the money market instruments described below, in addition to money market instruments such as certificates of deposit of U.S. banks and bankers' acceptances.

            Obligations of Foreign Branches of United States Banks


The obligations of foreign branches of U.S. banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and by government regulation. Payment of interest and principal upon these may also be affected by governmental action in the country of domicile of the branch (generally referred to as sovereign risk). In addition, evidences of ownership of such securities may be held outside the U.S. and a Fund may be subject to the risks associated with the holding of such property overseas. (See "FOREIGN INVESTMENTS--Foreign Securities" above.)


            Obligations of United States Branches of Foreign Banks

Obligations of U.S. branches of foreign banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and by Federal and state regulation as well as by governmental action in the country in which the foreign bank has its head office. In addition, there may be less publicly available information about a U.S. branch of a foreign bank than about a domestic bank.

                         Obligations of Foreign Banks

Obligations of foreign banks and branches of foreign banks are similar to the obligations of U.S. banks but involve risks that are different in some respects. Such risks may include future political and economic developments, the possible imposition of foreign withholding taxes on interest income payable on the obligations, possible seizure or nationalization of foreign deposits, the possible establishment of exchange controls, or the adoption of other foreign government restrictions that might adversely affect the payment of principal and interest on the obligations. Additionally, there may be less public information available about foreign banks and their branches. Foreign banks and foreign branches of foreign banks are not regulated by U.S. banking authorities, and generally are not bound by accounting, auditing, and financial reporting standards comparable to U.S. banks.

                              Master Demand Notes

Master demand notes are unsecured obligations that permit the investment of fluctuating amounts by a Fund at varying rates of interest pursuant to direct arrangements between the Fund, as lender, and the issuer, as borrower. Master demand notes may permit daily fluctuations in the interest rate and daily changes in the amount borrowed. The Fund has the right to increase the amount under the note at any time up to the full amount provided by the note agreement or to decrease the amount, and the borrower may repay up to the full amount of the note without penalty. Notes purchased by a Fund must permit the Fund to demand payment of principal and accrued interest at any time (on not more than seven days' notice) and to resell the note at any time to a third party. The notes may have maturities of more than one year, provided that (i) the Fund is entitled to payment of principal and accrued interest upon not more than seven days' notice, and (ii) the rate of interest on such notes is adjusted automatically at periodic intervals which normally will not exceed 31 days but may extend up to one year. The notes will be deemed to have a maturity equal to the longer of the period remaining to the next interest rate adjustment or the demand notice period. Because these types of notes are direct lending arrangements between the lender and borrower, such instruments are not normally traded, and there is no secondary market for these notes, although they are redeemable and thus repayable by the borrower at face value plus accrued interest at any time. Accordingly, the Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. These notes are not typically rated by credit rating agencies. A Fund may invest in such notes only if rated or at the time of an investment the issuer meets the criteria established for commercial paper.

                             Repurchase Agreements

Each Fund may enter into repurchase agreements with member banks of the Federal Reserve System that have at least $1 billion in deposits, primary dealers in U.S. Government Securities or other financial institutions believed by the Adviser to be creditworthy. Under such agreements, the bank, primary dealer or other financial institution agrees upon entering into the contract to repurchase the security at a mutually agreed upon date and price, thereby determining the yield during the term of the agreement. This results in a fixed rate of return insulated from market fluctuations during such period. The seller under a repurchase agreement will be required to maintain the value of the securities subject to the agreement at not less than the repurchase price, and such value will be determined on a daily basis by marking the underlying securities to their market value. Although the securities subject to the repurchase agreement might bear maturities exceeding a year, each Fund intends to enter only into repurchase agreements which provide for settlement within a year and usually within seven days. Securities subject to repurchase agreements will be held by the Fund's custodian or in the Federal Reserve book-entry system. A Fund does not bear the risk of a decline in the value of the underlying security unless the seller defaults under its repurchase obligation. In the event of a bankruptcy or other default of a seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying securities and losses including (a) possible declines in the value of the underlying securities during the period while the Fund seeks to enforce its rights thereto; (b) possible subnormal levels of income and lack of access to income during this period; and
(c) expenses of enforcing its rights. The Board has established procedures to evaluate the creditworthiness of each party with whom a Fund enters into repurchase agreements by setting guidelines and standards of review for the Adviser and monitoring the Adviser's actions with regard to repurchase agreements.

                         REVERSE REPURCHASE AGREEMENTS

Each Fund may enter into reverse repurchase agreements. Under a reverse repurchase agreement, a Fund would sell securities and agree to repurchase them at a mutually agreed upon date and price. Each Fund intends to enter into reverse repurchase agreements to avoid otherwise having to sell securities during unfavorable market conditions in order to meet redemptions. At the time the Fund enters into a reverse repurchase agreement, it will establish a segregated account with its custodian containing liquid assets having a value not less than the repurchase price (including accrued interest) and will subsequently monitor the account to maintain such value. Reverse repurchase agreements involve the risk that the market value of the securities which a Fund is obligated to repurchase may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund's obligation to repurchase the securities, and its use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision. The Staff of the Securities and Exchange Commission has taken the position that the 1940 Act treats reverse repurchase agreements as borrowings by a fund.

                              STANDBY COMMITMENTS

Each Fund may invest in securities purchased on a standby commitment basis, as described below.

A standby commitment is a delayed delivery agreement in which the Fund binds itself to accept delivery of a security at the option of the other party to the agreement. The Fund usually receives a commitment fee in consideration for its standby commitment. At the time a Fund enters into a binding obligation to purchase securities on a standby commitment basis, liquid assets of the Fund having a value of at least as great as the purchase price of the securities to be purchased will be segregated on the books of the Fund and held by the custodian throughout the period of the obligation.

If the value of the securities that the Fund has committed to purchase increases, the other party may exercise its right not to deliver the securities, in which case the Fund only would retain its commitment fee and forego any appreciation of those securities. If the value of the securities that the Fund has committed to purchase decreases, the other party would probably deliver the securities, in which case the Fund would absorb the loss between the purchase price and the decreased market value, which loss may significantly exceed the commitment fee.

                         LENDING PORTFOLIO SECURITIES

Each Fund, except Cash Income Fund, may lend portfolio securities in limited amounts, as described below.

The Fund may lend securities to brokers, dealers and financial institutions pursuant to agreements requiring that the loans be continuously secured by liquid assets as collateral equal at all times in value to at least the market value of the securities loaned. Such securities loans will not be made with respect to a Fund if as a result the aggregate of all outstanding securities loans exceeds 15% of the value of its total assets taken at their current value. The Fund continues to receive interest or dividends on the securities loaned and would also receive an additional return that may be in the form of a fixed fee or a percentage of the collateral. The Fund would have the right to call the loan and obtain the securities loaned at any time on notice of not more than five business days. The Fund would not have the right to vote the securities during the existence of the loan but would call the loan to permit voting of the securities if, in the Adviser's judgment, a material event requiring a shareholder vote would otherwise occur before the loan was repaid. In the event of bankruptcy or other default of the borrower, the Fund could experience both delays in liquidating the loan collateral or recovering the loaned securities and losses including (a) possible decline in the value of the collateral or in the value of the securities loaned during the period while the Fund seeks to enforce its rights thereto, (b) possible subnormal levels of income and lack of access to income during this period, and (c) expenses of enforcing its rights. However, loans may be made only to borrowers approved by the Board, when the income to be earned from the loan, in the opinion of the Adviser, justifies the attendant risks.

                           MORTGAGE BACKED SECURITIES

                                    General

The types of mortgage loans that are generally available and that can be placed in mortgage pools underlying Mortgage Backed Securities (i.e., fixed interest rate mortgage loans, adjustable interest rate mortgage loans or ARMS, graduated payment mortgage loans, etc.) can be expected to change periodically as a result of changing factors. There can be no assurance that Mortgage Backed Securities will be available at all times. The availability of these investments may depend on economic and market conditions, and fiscal and other policies of the Federal government that affect the residential housing market and the ability of mortgage lenders to assemble mortgage pools for purchase.


Returns available on Mortgage Backed Securities are affected by money market conditions generally as well as by monetary and fiscal policies of the Federal government and the Board of Governors of the Federal Reserve System. The potential returns on future investments could be adversely affected by an increase in the availability of investment funds or changes in market conditions or fiscal policies. If for economic or other reasons mortgagors make prepayments on the underlying mortgage loans backing particular Mortgage Backed Securities, the yield may be less than if no prepayments are made, although the proceeds from such prepayments will be reinvested. Such impact on yield would result if mortgagors repaid underlying mortgage loans because of their ability to refinance such loans at lower interest rates.


These risks apply to all Mortgage Backed Securities, regardless of whether they represent interests in pools of fixed or adjustable interest rate mortgage loans. Adjustable interest rate mortgage loans also involve a somewhat greater risk that an increase in interest rates could increase home owner defaults (although there are generally limits on the amount the interest rate on such loans may increase). The yield on Mortgage Backed Securities backed by adjustable interest rate mortgage loans may decrease (or increase) while the yield on Mortgage Backed Securities backed by fixed interest rate mortgage loans should be more constant (although the market value of Mortgage Backed Securities representing interests in a pool of adjustable interest rate mortgage loans should be more constant than the market value of Mortgage Backed Securities representing interests in pools of fixed interest rate mortgage loans).

                      Mortgage Pass-Through Certificates

Mortgage Pass-Through Certificates are securities representing interests in pools of mortgages. Principal and interest payments made on the mortgages in the pools are passed through to the holder of such securities. Payment of principal and interest on some Mortgage Pass-Through Certificates (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. Government (in the case of GNMA Certificates), or guaranteed by agencies or instrumentalities of the U.S. Government (in the case of FNMA Certificates and FHLMC Certificates). Non-Governmental Mortgage Pass-Through Certificates are created by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers).

It is expected that of the various types of Mortgage Pass-Through Certificates available, Non-Governmental Mortgage Pass-Through Certificates (Non-Governmental Certificates) normally will offer the highest yields at a given point in time. Although Non-Governmental Certificates may provide the most attractive investment, they also involve particular risks. Non-Governmental Certificates are not guaranteed by the U.S. Government or any government agency. Non-Governmental Certificates do not represent an interest in or obligation of the issuing or servicing entity. In certain jurisdictions such mortgage loans are not personal obligations of the mortgagor (the home owner). Some of the underlying mortgage loans may become delinquent and eventually may be foreclosed with the possibility of loss of interest and/or principal. To protect against these risks, the underlying mortgage loans generally will have some type of credit enhancement, either mortgage pool insurance or a senior/subordinated structure whereby a class or classes of securities absorb losses prior to the senior class or classes. The percentage of loss protected against is based on historical loss experience for mortgage loans originated by the mortgage lenders. However, such loss experience relates to an inflationary period for real estate values and is based primarily on fixed interest rate mortgage loans without adjustable rate features and, accordingly, there can be no assurance that adherence to such loan-to-value ratios and such mortgage insurance will be sufficient to cover credit which mortgage pools may experience in the future. Policies of standard and special hazard insurance typically will be obtained with respect to a variety of risks of physical damage to the mortgage properties. However, there can be no assurance that the amounts of such policies or the risks against which they insure will cover the full losses as a result of physical damage to a mortgage property. Mortgage guaranty insurance policies may be obtained for mortgage pools but they will not cover the entire pool. Losses that are not covered by any of these insurance policies will ultimately be borne by the investor.


The Funds also may invest in certificates representing undivided interests in the interest or principal of Mortgage Backed Securities (interest only/principal only securities). These securities tend to be more volatile than other types of debt securities. The interest only class involves the risk of loss of the entire value of the investment if the underlying mortgages are prepaid. In the case of principal only class securities, a Fund recognizes (accrues) as income for accounting purposes a portion of the difference between purchase price and face value. Because the Fund includes this accrued income in calculating its dividend even though it has not received payment, the Fund may have to sell other investments to obtain cash needed to make income distributions.

                     Commercial Mortgage Backed Securities


The Funds may invest in Mortgage Backed Securities consisting of Commercial Mortgage Backed Securities if the Adviser believes such investments offer attractive yields relative to other eligible investments. Commercial Mortgage Backed Securities are secured by loans on commercial real estate (i.e., multi-family housing, office buildings, shopping centers, shopping malls, etc.). Some of the underlying loans may become delinquent and may be foreclosed with the possibility of loss of interest and/or principal. To protect against these risks, the loans generally have loan-to-value ratios at the time of origination of 75% or less. These securities also generally have some type of credit enhancement, usually a senior/subordinated structure whereby a class or classes of securities absorb losses prior to the senior class or classes.


                   Collateralized Mortgage Obligations (CMOs)
             and Real Estate Mortgage Investment Conduits (REMICs)

CMOs and REMICs are debt securities issued by special purpose trusts collateralized by underlying mortgage loans, pools of Mortgage Pass-Through Certificates guaranteed by GNMA, FNMA or FHLMC, or pools of mortgages sponsored by non-governmental agencies. CMOs and REMICs may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in mortgage loans, including depository institutions, mortgage banks, investment banks and special-purpose subsidiaries of the foregoing.


CMOs and REMICs are not, however, Mortgage Pass-Through Certificates, such as those described above under "Mortgage Pass-Through Certificates." Rather, they are pay-through securities, i.e., securities backed by the cash flow from the underlying mortgages. Investors in CMOs and REMICs are not owners of the underlying mortgages, which serve as collateral for such debt securities, but are simply owners of a fixed-income security backed by such pledged assets. CMOs and REMICs typically are structured into multiple classes, with each class bearing a different stated maturity and having different payment streams. One class (the Residual) is in the nature of equity. The Funds will not invest in the Residual class. Although the structures of CMOs and REMICs vary greatly, monthly payments of principal, including prepayments, typically are first returned to the investors holding the shortest maturity class; investors holding longer maturity classes typically receive principal payments only after the shorter class or classes have been retired. A Fund may experience costs and delays in liquidating the collateral if the issuer defaults or enter bankruptcy and may incur a loss.

                            Dollar Roll Transactions

The Funds may enter into dollar roll transactions pertaining to Mortgage Backed Securities. A dollar roll transaction involves a sale by a Fund of Mortgage Backed Securities that it holds with an agreement by the Fund to repurchase substantially similar securities at an agreed upon price and date. During the period between the sale and repurchase, the Fund will not be entitled to accrue interest and receive principal payments on the securities sold. Dollar roll transactions involve the risk that the market value of the securities sold by the Fund may decline below the repurchase price of those securities. In the event the buyer of securities under a dollar roll transaction files for bankruptcy or becomes insolvent, the Fund's use of proceeds of the transaction may be restricted pending a determination by or with respect to the other party.

                          EQUIPMENT TRUST CERTIFICATES

Managed Assets Fund may invest in Equipment Trust Certificates. Equipment Trust Certificates are a mechanism for financing the purchase of transportation equipment, such as railroad cars and locomotives, trucks, airplanes and oil tankers, and are described in more detail in the Statement of Additional Information.

                                  APPENDIX B
                             DESCRIPTION OF RATINGS

                              RATINGS IN GENERAL

A rating of a rating service represents the service's opinion as to the credit quality of the security being rated. However, the ratings are general and are not absolute standards of quality or guarantees as to the credit worthiness of an issuer. Consequently, the Adviser believes that the quality of debt securities in which a Fund invests should be continuously reviewed and that individual analysts give different weightings to the various factors involved in credit analysis. A rating is not a recommendation to purchase, sell or hold a security because it does not take into account market value or suitability for a particular investor. Ratings are based on current information furnished by the issuer or obtained by the rating services from other sources that they consider reliable. Ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information, or for other reasons.

The following is a description of the characteristics of ratings used by Moody's Investors Service, Inc. (Moody's) and Standard & Poor's Corporation (S&P), each of which is a NRSRO.

                                 BOND RATINGS

                              Ratings by Moody's

Aaa. Bonds rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or an exceptionally stable margin and principal is secure. Although the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such bonds.

Aa. Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa bonds or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa bonds.

A. Bonds rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa. Bonds rated Baa are considered as medium grade obligations; i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba. Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B. Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa. Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of risk with respect to principal or interest.

Ca. Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.


C. Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

NOTE: Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

                                Ratings by S&P

AAA. Debt rated AAA has the highest rating. Capacity to pay interest and repay principal is extremely strong.

AA. Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

A. Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.
BBB. Debt rated BBB is regarded as having an adequate capac-ity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher rated categories.

BB, B, CCC, CC. Debt rated BB, B, CCC, or CC is regarded, on balance, as predominately speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

C. This rating is reserved for income bonds on which no interest is being paid.

D. Debt rated D is in default, and payment of interest and/or repayment of principal is in arrears.

NOTE: The ratings from AA to B may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

                           COMMERCIAL PAPER RATINGS

                              Ratings By Moody's

Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

                      Prime-1     Highest Quality
                      Prime-2     Higher Quality
                      Prime-3     High Quality

If an issuer represents to Moody's that its commercial paper obligations are supported by the credit of another entity or entities, Moody's, in assigning ratings to such issuers, evaluates the financial strength of the indicated affiliated corporations, commercial banks, insurance companies, foreign governments or other entities, but only as one factor in the total rating assessment.

                                Ratings by S&P

A brief description of the applicable rating symbols and their meaning follows:

A. Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designations 1, 2, and 3 to indicate the relative degree of safety.

A-1. This designation indicates that the degree of safety regarding timely payment is very strong. Those issues determined to possess overwhelming safety characteristics will be denoted with a plus (+) sign designation.

                       STEINROE VARIABLE INVESTMENT TRUST

                            CAPITAL APPRECIATION FUND
                              Federal Reserve Plaza
                               600 Atlantic Avenue
                           Boston, Massachusetts 02210


         Capital Appreciation Fund (Fund) is a series fund in the SteinRoe Variable Investment Trust (Trust), an open-end, diversified management investment company that currently includes five separate funds, each with its own investment objective and policies. The investment objective of the Fund is capital growth by investing primarily in common stocks, convertible securities, and other securities selected for prospective capital growth. There is no assurance that the objective of the Fund will be achieved.


-------------------------------------------------------------------------------
THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
-------------------------------------------------------------------------------

         This Prospectus contains information about the Fund that a prospective investor should know before applying for certain variable annuity contracts and variable life insurance policies offered by separate accounts of insurance companies investing in shares of the Fund. Please read it carefully and retain it for future reference.


         Additional facts about the Trust (including the Fund) are included in a Statement of Additional Information dated May 1, 1997, incorporated herein by reference, which has been filed with the Securities and Exchange Commission. For a free copy call or write to the broker-dealer offering the Participating Insurance Company's variable annuity contracts.


-------------------------------------------------------------------------------
SHARES OF THE FUND ARE AVAILABLE AND ARE BEING MARKETED EXCLUSIVELY AS A POOLED FUNDING VEHICLE FOR VARIABLE ANNUITY CONTRACTS ("VA CONTRACTS") AND VARIABLE LIFE INSURANCE POLICIES ("VLI POLICIES) OF PARTICIPATING INSURANCE COMPANIES.
------------------------------------------------------------------------------


THIS PROSPECTUS MUST BE ACCOMPANIED BY A CURRENT PROSPECTUS FOR THE APPROPRIATE VA CONTRACT OR VLI POLICIES OF THE APPLICABLE PARTICIPATING INSURANCE COMPANY. BOTH PROSPECTUSES SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.


                   The date of this prospectus is May 1, 1997

                                TABLE OF CONTENTS

                                                                    Page

          The Trust..................................................3
          Financial Highlights.......................................3
          How the Fund Invests.......................................4
          Investment Techniques and Restrictions.....................5
          Portfolio Turnover........................................ 6
          How the Fund is Managed....................................7
          Purchases and Redemptions..................................9
          Investment Return..........................................9
          Net Asset Value............................................9
          Taxes.....................................................10
          Dividends and Distributions...............................12
          Shareholder Communications................................12
          Organization and Description of Shares....................12
          Additional Information....................................13
          Appendix A: Investment Techniques and Securities..........14

                                    THE TRUST


         Capital Appreciation Fund (Fund) is a series fund of the SteinRoe Variable Investment Trust (Trust), an open-end, diversified management investment company currently consisting of five funds with differing investment objectives, policies and restrictions. (The Trust's series funds other than the Fund are referred to herein as the "Other Funds"). The Trust issues shares of beneficial interest in each of its series funds that represent interests in a separate portfolio of securities and other assets. The Trust may add or delete series funds from time to time.

         The Trust is the funding vehicle for variable annuity contracts (VA contracts) and variable life insurance policies (VLI policies) offered by the separate accounts of life insurance companies (Participating Insurance Companies). Certain Participating Insurance Companies are affiliated with the Adviser to the Fund (Affiliated Participating Insurance Companies). As of the date of this Prospectus, such Affiliated Participating Insurance Companies are Keyport Life Insurance Company (Keyport), Independence Life & Annuity Company (Independence) and Liberty Life Assurance Company of Boston (Liberty Life). Shares of the Fund from time to time may be sold to other unaffiliated Participating Insurance Companies.


         The Participating Insurance Companies and their separate accounts are the shareholders or investors (shareholders) of the Fund. Owners of VA contracts and owners of VLI policies invest in sub-accounts of separate accounts of the Participating Insurance Companies that, in turn, invest in the Fund.

         The prospectuses issued by the Participating Insurance Company describe which underlying funds are available to the separate accounts offering the VA contracts and VLI policies. The Trust assumes no responsibility for those prospectuses. However, the Board of Trustees of the Trust (Board) does monitor events to identify any material conflicts that may arise between the interests of the Participating Insurance Companies or between the interests of owners of VA contracts and VLI policies. The Trust currently does not foresee any disadvantages to the owners of VA contracts and VLI policies arising from the fact that certain interests of the owners may differ. The Statement of Additional Information contains additional information regarding such differing interests and related risks.


         Stein Roe & Farnham Incorporated (the Adviser) provides investment advisory services to the Fund. The Adviser also provides administrative and transfer agent services to the Fund. Keyport Financial Services Corp. (the Underwriter) serves as the principal underwriter for sales of the Fund's shares to the Affiliated Participating Insurance Companies. The Adviser, the Underwriter, Keyport and Independence are subsidiaries of Liberty Financial Companies, Inc. (LFC). As of March 31, 1997, approximately 80.5% of the combined voting power of LFC's outstanding voting stock was held, indirectly, by Liberty Mutual Insurance Company (Liberty Mutual). Liberty Life is a subsidiary of Liberty Mutual.


                              FINANCIAL HIGHLIGHTS

         The table below presents certain financial information for the Fund for the period beginning January 1, 1989 and ending December 31, 1996. The information has been audited and reported on by the Trust's independent auditors, KPMG Peat Marwick LLP. The report of KPMG Peat Marwick LLP for periods beginning on January 1, 1992 appears in the Trust's annual report to shareholders for the fiscal year ended December 31, 1996 (which may be obtained without charge from the broker-dealer offering the Participating Insurance Company's variable annuity contracts) and is incorporated by reference into the Statement of Additional

Information. The Fund's total returns presented below do not reflect the cost of insurance and other insurance company separate account charges which vary with the VA contracts and VLI policies offered through Participating Insurance Companies.



                                                                  Years Ended December 31,
                                     -----------------------------------------------------------------------------------
                                        1996       1995       1994       1993      1992     1991      1990      1989
                                        ----       ----       ----       ----      ----     ----      ----      ----
Per share operating performance
Net asset value, beginning  of year..   $16.33     $14.74     $16.53     $15.34    $15.32   $12.07    $14.79    $13.62
                                        ------     ------     ------     ------    ------   ------    ------    ------
Net investment income...............      0.04       0.04       0.06       0.03      --       0.21      0.19      0.23
Net realized and unrealized gains/
   (losses) on investments and
   foreign currency transactions....      4.36       1.69       0.09       5.22      2.17     4.19     (1.53)     3.90
                                      --------   --------   --------   --------  -------- --------  ---------  -------
Total from investment operations....      4.40       1.73       0.15       5.25      2.17     4.40     (1.34)     4.13
                                      --------   --------   --------   --------  -------- --------  ---------  -------
Less distributions:
Distributions from and in excess of
   net investment income............       --       (0.04)     (0.07)     (0.02)     --      (0.15)    (0.28)    (0.22)
Distributions from and in excess of
   net realized gains on investments
                                           --       (0.10)     (1.87)     (4.04)    (2.15)   (1.00)    (1.10)    (2.25)
   Return of capital................       --          --        --         --       --        --        --      (0.49)
                                      --------   --------   --------   --------  -------- --------  ---------  -------
Total distributions.................       --       (0.14)     (1.94)     (4.06)    (2.15)   (1.15)    (1.38)    (2.96)
                                      --------   --------   --------   --------  -------- --------  ---------  -------
Net asset value, end of year........    $20.73     $16.33     $14.74     $16.53    $15.34   $15.32    $12.07    $14.79
                                        ======     ======     ======     ======    ======   ======    ======    ======
Total return:
Total investment return.............     26.94%     11.75%   1.19%(b)  35.68%(b)   14.48%    37.25%   (8.91)%    30.84%
Ratios/supplemental data:
Net assets, end of year (000s)......   $196,219   $143,248   $134,078    $96,544  $52,135   $41,179   $33,238   $32,176
Ratio of expenses to average net
   assets...........................      0.75%      0.76%   0.80%(a)   0.84%(a)    1.01%     1.03%     1.14%     1.08%
Ratio of net investment income to
   average net assets...............      0.20%      0.26%   0.44%(b)   0.13%(b)  (0.01)%     1.35%     1.43%     1.14%
Portfolio turnover ratio............       100%       132%       144%       112%      85%       36%      121%      153%
Average commissions (per share).....    $0.0251        --        --         --        --        --        --        --

---------------------------
(a) These ratios were not materially affected by the reimbursement of certain expenses by the Adviser and its affiliates.
(b) Computed giving effect to the expense limitation undertaking of the Adviser and its affiliates.

         Further information about the performance of the Fund is contained in the Trust's annual report to shareholders for the year ended December 31, 1996, which may be obtained without charge by calling or writing the broker-dealer offering the Participating Insurance Company's variable annuity contracts.


                              HOW THE FUND INVESTS

         All investments, including mutual funds, have risks, and no one mutual fund is suitable for all investors. No one Fund by itself constitutes a complete investment program. The net asset value of the shares of the Fund will vary with market conditions and there can be no guarantee that the Fund will achieve its investment objective.

         The Fund and its investment objective and policies and are described below. Certain additional investment policies and techniques are described under "INVESTMENT TECHNIQUES AND RESTRICTIONS" below. The Fund's investment objective is fundamental and may be changed only by a vote of the Board and of the shareholders.

         More information about the portfolio securities in which the Fund invests, including certain risks and investment limitations, is provided in Appendix A to this Prospectus and Appendix A in the Statement of Additional Information.

         The Fund seeks to provide shareholders with growth of capital. It pursues this objective by investing primarily in common stocks, securities convertible into common stocks and securities having common stock characteristics, including rights and warrants, selected primarily for prospective capital growth. The Fund invests in both domestic and foreign companies.

         Investments in newer and smaller companies, particularly those believed to be in the earlier phases of growth, are emphasized. The Fund may also invest in securities of larger, more established companies that the Adviser believes possess some of the same characteristics as smaller companies. While income is not an objective, securities appearing to offer attractive possibilities for future growth of income may be included in the Fund's portfolio.

Investor Considerations

         The type of securities in which the Fund invests may be expected to experience wide fluctuations in price in both rising and declining markets. The Fund may be expected to experience a greater degree of market and financial risk than other equity portfolios. The Fund's portfolio may include securities that are not widely traded or new issues of securities. The foreign companies in which the Fund invests may include companies whose operations are limited to a single country or group of countries. The value of such investments may be significantly impacted by factors (both positive and negative) affecting the local economy of such country or countries.

                     INVESTMENT TECHNIQUES AND RESTRICTIONS

Techniques

         The Fund may invest up to 25% of its total assets in securities of foreign issuers as more fully described in Appendix A to this Prospectus. The Fund typically holds foreign companies in its portfolio.

         When the Adviser believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, it may cause the Fund to enter into forward contracts to sell an amount of foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency. The Adviser may also cause the Fund to enter into forward foreign currency contracts to protect against loss between trade and settlement dates resulting from changes in foreign currency exchange rates. Such contracts will also have the effect of limiting any gains to the Fund that would have resulted from advantageous changes in such rates.

         It is the policy of the Fund that when the Adviser deems a temporary defensive position advisable, the Fund may invest, without limitation (i.e., up to 100% of its assets) in high-quality fixed-income securities, or hold assets in cash or cash equivalents, to the extent that the Adviser believes such alternative investments to be less risky than those securities in which the Fund normally invests.

         The Fund may invest in securities purchased on a when-issued or delayed-delivery basis. Although the payment terms of these securities are established at the time the Fund enters into the commitment, the securities may be delivered and paid for a month or more after the date of purchase, when their value may have changed and the yields then available in the market may be greater. The Fund will make such commitments only with the intention of ac-tually acquiring the securities, but may sell the securities before settlement date if it is deemed advisable for investment reasons.

         The Fund may also invest in securities purchased on a standby commitment basis, which is a delayed-delivery agreement in which the Fund binds itself to accept delivery of a security at the option of the other party to the agreement. The Fund usually receives a commitment fee in consideration for its standby commitment.

         The Fund may make loans of its portfolio securities to broker-dealers and banks subject to certain restrictions described in Appendix A to this Prospectus and in the Statement of Additional Information.

         The Fund may invest in options, futures contracts and other derivatives as described in Appendix A to this Prospectus and in the Statement of Additional Information.

Restrictions on the Fund's Investments

         The Fund will not (1) with respect to 75% of the value of its total assets invest more than 5% of its total assets in the securities of any one issuer (except that this restriction does not apply to U.S. Government Securities); (2) invest more than 25% of its total assets (at market) in the securities of issuers in any particular industry (except that this restriction does not apply to U.S. Government Securities); (3) acquire more than 10% of the outstanding voting securities of any one issuer; or (4) borrow money, except as a temporary measure for extraordinary or emergency purposes, and then the aggregate borrowings at any one time (including any reverse repurchase agreements) may not exceed 33 1/3% of its assets (at market). The Fund will not purchase additional securities when its borrowings, less proceeds receivable from sales of portfolio securities, exceed 5% of total assets. The Fund may invest in repurchase agreements, provided that the Fund will not invest more than 15% of its net assets in repurchase agreements maturing in more than seven days and any other illiquid securities. In each case, if a percentage limit is satisfied at the time of investment or borrowing, a later increase or decrease resulting from a change in the value of a security or decrease in the Fund's assets will not constitute a violation of the limit.

         All of the investment restrictions applicable to the Fund are set forth in the Statement of Additional Information.

                               PORTFOLIO TURNOVER

         Although the Fund does not purchase securities with a view to rapid turnover, there are no limitations on the length of time that portfolio securities must be held and the Fund's portfolio turnover rate may vary significantly from year to year. A high rate of turnover of the Fund, if it should occur, would result in increased transaction expenses, which must be borne by the Fund. The turnover rate of the Fund may exceed 100%. The Fund may have a higher rate of turnover than alternative investment funds because of the flexibility of its investment policies permitting the use of aggressive strategies and investments. The Fund's portfolio turnover rates are shown under "FINANCIAL HIGHLIGHTS" above.

                             HOW THE FUND IS MANAGED

The Trustees

         The business of the Trust's series Funds is supervised by the Trust's Board of Trustees. The Trust's Statement of Additional Information contains the names of and biographical information on the Trustees.

Stein Roe & Farnham Incorporated


         The investment portfolio of the Fund is managed, subject to the direction of the Board of Trustees, by Stein Roe & Farnham Incorporated (the Adviser), One South Wacker Drive, Chicago, Illinois 60606, pursuant to an Advisory Agreement dated May 1, 1993. The Adviser and its predecessor have been providing investment advisory and administrative services since 1932. The Adviser is a wholly owned indirect subsidiary of LFC. As of December 31, 1996, the Adviser had assets under management of approximately $26.7 billion.


         The Adviser places orders for the purchase and sale of securities for the Fund. In doing so, the Adviser seeks to obtain the best combination of price and execution, which involves a number of judgmental factors.


         E. Bruce Dunn has been co-portfolio manager of the Capital Appreciation Fund since 1991. Mr. Dunn has been associated with the Adviser since 1964. He is Vice-President of the Trust and a Senior Vice President of the Adviser. Mr. Dunn has announced his intention to retire as portfolio manager on June 30, 1997.

         Richard B. Peterson has been co-portfolio manager of the Capital Appreciation Fund since 1991. Mr. Peterson, who began his investment career at the Adviser in 1965, rejoined the Adviser in 1991 after 15 years of equity research and portfolio management experience with State Farm Investment Corporation. Mr. Peterson is a Senior Vice President of the Adviser.


         The Adviser also provides the Fund with administrative services pursuant to an Administration Agreement with the Trust on behalf of the Fund and the Other Funds dated as of January 3, 1995. These services include financial statement preparation, the provision of office space and equipment and facilities in connection with the maintenance of the Trust's headquarters, preparation and filing of required reports and tax returns, arrangements for meetings, maintenance of the Trust's corporate books and records, communication with shareholders, provision of internal legal services and oversight of custodial, accounting and other services provided to the Fund and the Other Funds by others. The Adviser may, in its discretion, arrange for such services to be provided to the Trust by LFC or by any of LFC's majority or greater owned subsidiaries.

         Under separate agreements, the Adviser also acts as the agent of the Fund and the Other Funds for the transfer of shares, disbursement of dividends and maintenance of shareholder account records, and provides certain pricing and other record keeping services to the Fund and the Other Funds.

         The Adviser pays all compensation of the Trust's officers who are employees of the Adviser.

Advisory and Administrative Fees

         The Fund pays the Adviser annual fees for investment advisory and administrative services at the annual rates of 0.50% and 0.15%, respectively, of average daily net assets. All fees are computed and accrued daily and paid monthly.

LFC and Liberty Mutual


         LFC is a diversified and integrated asset management organization providing insurance and investment products to individuals and institutions through multiple distributions channels. LFC's operating units include: Keyport Life Insurance Company, a specialist in fixed and variable annuities; the Adviser; The Colonial Group, Inc., sponsor of the Colonial family of mutual funds; Newport Pacific Management, Inc., a specialist in Asian equity markets; Liberty Asset Management Company, a sponsor of closed-end funds employing a multi-managed investment approach; and Independent Financial Marketing Group, Inc., a specialist in the design and implementation of bank marketing programs for insurance and investment products.


         Liberty Mutual is an international multi-line insurance writer and, with its affiliates, is currently the fifth largest writer of property-casualty insurance in the United States.

Custodian

         State Street Bank and Trust Company (State Street), Boston, Massachusetts, is the custodian for the Fund. Foreign securities are maintained in the custody of foreign banks and trust companies that are members of State Street's Global Custody Network or foreign depositories used by such members.

Expenses of the Fund

         The Fund generally will pay all its expenses, other than those borne by the Adviser. The Adviser has voluntarily agreed until April 30, 1998 to reimburse all expenses, including management and administrative fees, incurred by the Fund in excess of 0.80% of average net assets.

         The Advisor would not, however, be required to reimburse expenses to an extent which would result in the Fund's inability to qualify as a regulated investment company under the Internal Revenue Code.

         The expenses payable by the Fund include, among other things, the advisory and administrative fees described above; fees for services of independent public accountants; legal fees; transfer agent, custodian and portfolio recordkeeping services; dividend disbursing agent and shareholder recordkeeping and tax information services; expenses of periodic calculations of net asset value and of equipment for communication among the custodian, the Adviser and others; taxes; brokerage fees and commissions; interest; costs of Board and shareholder meetings; printing prospectuses and reports to shareholders; fees for filing reports with regulatory bodies and the maintenance of the Trust's existence; membership dues for industry trade associations; fees to federal authorities for the registration of Fund shares; fees and expenses of Trustees who are not directors, officers, employees or stockholders of the Adviser or its affiliates; insurance and fidelity bond premiums; and other extraordinary expenses of a non-recurring nature.

         It is the policy of the Trust that expenses directly charged or attributable to one of its series funds will be paid from the assets of that fund. General expenses of the Trust will be allocated among and charged to the assets of each of the Trust's series funds (including the Fund and the Other Funds) on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each such fund or the nature of the services performed and their relative applicability to each such fund.

                            PURCHASES AND REDEMPTIONS

         The Participating Insurance Companies place daily orders to purchase and redeem shares of the Fund based on, among other things, the net amount of purchase payments to be invested and surrender and transfer requests to be effected on that day pursuant to the VA contracts and VLI policies. Shares are purchased and redeemed as a result of certain other transactions pursuant to the VA contracts and VLI policies, including deductions for fees and charges by the applicable insurance company separate account. The Trust continuously offers and redeems shares at net asset value without the addition of any selling commission, sales load or redemption charge. Shares are sold and redeemed at their net asset value as next determined after receipt of purchase payments or redemption requests, respectively, by the separate accounts. Similarly, shares are sold or redeemed as a result of such other transactions under the VA contracts and VLI policies at the net asset value computed for the day on which such transactions are effected by the separate accounts. The right of redemption may be suspended or payments postponed whenever permitted by applicable law and regulations.

                                INVESTMENT RETURN


         The total return from an investment in the Fund is measured by the distributions received (assuming reinvestment of all distributions) plus or minus the change in the net asset value per share for a given period. A total return percentage is calculated by first dividing the value of a share at the end of the period (including reinvestment of distributions) by the value of the share at the beginning of the period and then subtracting 1.0. The Fund's average annual total return is determined by computing the annual percentage change in value of a $1,000 investment in the Fund for a specified period, assuming reinvestment of all dividends and distributions.


         Total return information describes the Fund's performance for the period shown and does not predict future performance. Comparison of the Fund's total return with those of alternative investments should consider differences between the Fund and the alternative investments, the periods and methods used in calculation of the return being compared, and the impact of taxes on alternative investments. The Fund's investment return figures do not reflect the cost of insurance and other insurance company separate account charges which vary with the VA contracts and VLI policies offered through the separate accounts of the Participating Insurance Companies, and which will decrease the return realized by a contract or policyholder.

                                 NET ASSET VALUE

         The Adviser determines net asset value per share of the Fund as of the close of regular trading on the New York Stock Exchange (NYSE) (currently 4:00 p.m., Eastern time). Net asset value per share is calculated for the Fund by dividing the current market value of total portfolio assets, less all liabilities (including accrued expenses), by the total number of shares outstanding. Net asset value is determined on each day when the NYSE is open, except on such days in which no order to purchase or redeem shares is received. The NYSE is scheduled to be open Monday through Friday throughout the year except for certain Federal and other holidays.

U.S. Securities

         Each security traded on a national securities exchange is valued at its last sale price on that exchange on the day of valuation or, if there are no sales that day, at the latest bid quotation. Each over-the-counter security for which the last sale price on the day of valuation is available from Nasdaq is valued at that price. All other over-the-counter securities for which reliable quotations are available are valued at the latest bid quotation, except that securities convertible into stock are valued at the latest valuations provided by a pricing service approved by the Board.

          The Board has determined to value long-term debt obligations primarily on the basis of valuations furnished by a pricing service which may employ electronic data processing techniques, including a so-called "matrix" system, to determine valuations, as well as dealer-supplied quotations. Long-term debt obligations for which reliable pricing services are, in the opinion of the Adviser, not available will be valued at their respective values as determined in good faith by, or under procedures established by, the Board.

Foreign Securities

         The values of foreign portfolio securities are generally based upon market quotations which, depending upon local convention or regulation, may be the last sales price, the last bid or asked price, or the mean between the last bid and asked prices as of, in each case, the close of the appropriate exchange or other designated time. Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed at various times before the close of business on each day on which the NYSE is open. Trading of these securities may not take place on every NYSE business day. In addition, trading may take place in various foreign markets on Saturdays or on other days when the NYSE is not open and on which the Fund's net asset value is not calculated. Therefore, such calculation does not take place contemporaneously with the determination of the prices of many of the portfolio securities used in such calculation and the value of the Fund's portfolio may be significantly affected on days when shares of the Fund may not be purchased or redeemed.

         Other assets and securities of the Fund are valued at a fair value as determined in good faith by, or under procedures established by, the Board.

                                      TAXES

         The Fund has elected to be treated and to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986
(Code). As a result of such election, for any tax year in which the Fund meets the investment limitations and the distribution, diversification and other requirements referred to below, the Fund will not be subject to Federal income tax, and the income of the Fund will be treated as the income of its shareholders. Under current law, since the shareholders are life insurance company "segregated asset accounts," they will not be subject to income tax currently on this income to the extent such income is applied to increase the values of VA contracts and VLI policies.

          Among the conditions for qualification and avoidance of taxation at the Trust level, Subchapter M imposes investment limitations, distribution requirements, and requirements relating to the diversification of investments. The requirements of Subchapter M may affect the investments made by the Fund. Any of the applicable diversification requirements could require a sale of assets of the Fund that would affect the net asset value of the Fund.

         In addition, the Tax Reform Act of 1986 made certain changes to the tax treatment of regulated investment companies, including the imposition of a nondeductible 4% excise tax on certain undistributed amounts. To avoid this tax, the Fund must declare and distribute to its shareholders by the end of each calendar year, at least 98% of ordinary income earned during that calendar year, and at least 98% of capital gain net income, net of carry-forward losses, if any, realized for the twelve-month period ending October 31 of that year, plus any remaining undistributed income from the prior year.

         Pursuant to the requirements of Section 817(h) of the Code, the only shareholders of the Trust and its series funds will be Participating Insurance Companies and their separate accounts that fund VA contracts, VLI policies and other variable insurance contracts. The prospectus that describes a particular VA contract or VLI policy discusses the taxation of separate accounts and the owner of such contract or policy.

         The Fund intends to comply with the requirements of Section 817(h) and the related regulations thereunder issued by the Treasury Department. These provisions impose certain diversification requirements affecting the securities in which the Fund may invest and other limitations. The diversification requirements of Section 817(h) of the Code are in addition to the diversification requirements under Subchapter M and the Investment Company Act of 1940. The consequences of failure to meet the requirements of Section 817(h) could result in taxation of the Participating Insurance Companies offering the VA contracts and VLI policies and immediate taxation of all owners of the contracts and policies to the extent of appreciation on investment under the contracts. The Trust believes that the Fund is in compliance with these requirements.

         The Secretary of the Treasury may issue additional rulings or regulations that will prescribe the circumstances in which an owner of a variable insurance contract's control of the investments of a segregated asset account may cause such owner, rather than the insurance company, to be treated as the owner of the assets of a segregated asset account. It is expected that such regulations would have prospective application. However, if a ruling or regulation were not considered to set forth a new position, the ruling or regulation could have retroactive effect.

         The Trust therefore may find it necessary, and reserves the right to take action to assure, that a VA contract or VLI policy continues to qualify as an annuity or insurance contract under Federal tax laws. The Trust, for example, may be required to alter the investment objectives of the Fund or substitute the shares of the Fund for those of another. No such change of investment objectives or substitution of securities will take place without notice to the contract and policy owners with interests invested in the Fund and without prior approval of the Securities and Exchange Commission, or the approval of a majority of such owners, to the extent legally required.

         To the extent the Fund invests in foreign securities, investment income received by the Fund from sources within foreign countries may be subject to foreign income taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which entitle the Fund to a reduced rate of tax or exemption from tax on such income.

         Currency gains and losses from foreign currency dispositions, foreign-currency denominated debt securities and payables or receivables, and foreign currency forward contracts are subject to special tax rules that generally cause them to be recharacterized as ordinary income and losses, and may affect the timing and amount of the Fund's recognition of income, gain or loss.

         In order to avoid adverse tax consequences, the Fund may be required to limit its equity investments in non-U.S. corporations that are treated as "passive foreign investment companies" under the Code.

         It is impossible to determine the effective rate of foreign tax in advance since the amount of the Fund's assets, if any, to be invested within various countries will fluctuate and the extent to which tax refunds will be recovered is uncertain. The Fund intends to operate so as to qualify for treaty-reduced tax rates where applicable.

         The preceding is a brief summary of some relevant tax considerations. This discussion is not intended as a complete explanation or a substitute for careful tax planning and consultation with individual tax advisors.

                           DIVIDENDS AND DISTRIBUTIONS

         The Fund intends to declare and distribute, as dividends or capital gains distributions, at least annually, substantially all of its net investment income and net profits realized from the sale of portfolio securities, if any, to its shareholders (Participating Insurance Companies' separate accounts). The net investment income of the Fund consists of all dividends or interest received by the Fund, less estimated expenses (including the investment advisory and administrative fees). Income dividends will be declared and distributed annually. All net short-term and long-term capital gains of the Fund, net of carry-forward losses, if any, realized during the fiscal year, are declared and distributed periodically, no less frequently than annually. All dividends and distributions are reinvested in additional shares of the Fund at net asset value, as of the record date for the distributions.

                           SHAREHOLDER COMMUNICATIONS

         Owners of VA contracts and VLI policies, issued by a Participating Insurance Company or for which shares of the Fund are available as an investment vehicle, receive from the applicable Participating Insurance Company unaudited semi-annual financial statements and audited year-end financial statements of the Fund certified by the Trust's independent auditors. Each report shows the investments owned by the Fund and provides other information about the Trust and its operations. Copies of such reports may be obtained from the broker-dealer offering the Participating Insurance Company's variable annuity contracts.

                     ORGANIZATION AND DESCRIPTION OF SHARES

         The Trust is a diversified open-end management investment company as defined in the Investment Company Act of 1940 (1940 Act) organized under an Agreement and Declaration of Trust (Declaration of Trust) as a Massachusetts business trust on June 9, 1987. The Declaration of Trust may be amended by a vote of either the Trust's shareholders (which include shareholders of the Other Funds) or the Board. The Trust is authorized to issue an unlimited number of shares of beneficial interest without par value, in one or more series as the Board may authorize. Each of the Trust's funds is a separate series of the Trust.

         Each share of the Fund is entitled to participate pro rata in any dividends and other distributions declared by the Board with respect to the Fund, and all shares of the Fund have equal rights in the event of liquidation of the Fund.

         Shareholders of each of the Fund and each Other Fund are entitled to one vote for each share of that series fund held on any matter presented to shareholders. Shares of the Fund and the Other Funds will vote separately as individual series when required by the 1940 Act or other applicable law or when the Board determines that the matter affects only the interests of one or more funds, such as, for example, a proposal to approve an amendment to that fund's Advisory Agreement, but shares of the Fund and all of the Other Funds vote together, to the extent required by the 1940 Act, in the election or selection of Trustees and independent accountants.

         The shares do not have cumulative voting rights, which means that the holders of more than 50% of the shares of the Fund and the Other Funds, taken together, voting for the election of Trustees can elect all of the Trustees, and, in such event, the holders of the remaining shares will not be able to elect any Trustees.

         The Fund is not required by law to hold regular annual meetings of shareholders and does not intend to do so. However, special meetings may be called for purposes such as electing or removing Trustees or changing fundamental policies.

         The Trust is required to hold a shareholders' meeting to elect Trustees to fill vacancies in the event that less than a majority of Trustees were elected by shareholders. Trustees may also be removed by the vote of two-thirds of the outstanding shares at a meeting called at the request of shareholders whose interests represent 10% or more of the outstanding shares of the Trust.

         Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Trust's Declaration of Trust disclaims liability of the shareholders, the Trustees, or officers of the Trust for acts or obligations of the Trust, which are binding only on the assets and property of the Trust (or the applicable series fund thereof) and requires that notice of such disclaimer be given in each agreement, obligation, or contract entered into or executed by the Trust or the Board. The Declaration of Trust provides for indemnification out of the Trust's assets (or the applicable Fund) for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is believed to be remote because it is limited to circumstances in which the disclaimer is inoperative and the Trust itself is unable to meet its obligations. The risk to any one series fund of sustaining a loss on account of liabilities incurred by another series fund also is believed to be remote.

                             ADDITIONAL INFORMATION

         This Prospectus, including the Statement of Additional Information which has been incorporated by reference herein, does not contain all the information set forth in the Registration Statement filed by the Trust with the Securities and Exchange Commission under the Securities Act of 1933. Copies of the Registration Statement may be obtained from the Commission or may be examined at the office of the Commission in Washington, D.C.

                                   APPENDIX A
                              INVESTMENT TECHNIQUES
                                 AND SECURITIES

                               FOREIGN INVESTMENTS

          The Fund may invest up to 25% of its total assets in securities of foreign issuers that are not publicly traded in the U.S., which for this purpose do not include securities represented by American Depositary Receipts (ADRs) or securities guaranteed by a U.S. person.

Foreign Securities

          While investment in foreign securities is intended to reduce risk by providing further diversification, such investments involve risks in addition to the credit and market risks normally associated with domestic securities. These include sovereign risks and risks pertaining to the local economy in the country or countries in which the foreign company conducts business. Foreign investments may be affected favorably or unfavorably by changes in currency rates and exchange control regulations. There may be less publicly available information about a foreign company than about a U.S. company, and foreign companies may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those applicable to U.S companies. Securities of some foreign companies are less liquid or more volatile than securities of U.S. companies, and foreign brokerage commissions and custodian fees are generally higher than in the U.S. Investments in foreign securities may also be subject to other risks different from those affecting U.S. investments, including local political or economic developments, expropriation or nationalization of assets, imposition of withholding taxes on dividend or interest payments, currency blockage (which would prevent cash from being brought back to the U.S.), and sometimes less advantageous legal, operational, and financial protection applicable to foreign sub-custodial arrangements. These risks are carefully considered by the Adviser prior to the purchase of these securities.

Foreign Currency Transactions

         When the Fund invests in foreign securities, such securities usually will be denominated in, or salable for, foreign currencies, and the Fund temporarily may hold funds in foreign currencies. Thus, the value of Fund shares will be affected by changes in exchange rates.

         As one way of managing exchange rate risk, the Fund may enter into forward currency exchange contracts (agreements to purchase or sell currencies at a specified price and date). The exchange rate for the transaction (the amount of currency the Fund will deliver or receive when the contract is completed) is fixed when the Fund enters into the contract. The Fund usually will enter into these contracts to stabilize the U.S. dollar value of a security it has agreed to buy or sell. The Fund intends to use these contracts to hedge the U.S. dollar value of a security it already owns or intends to purchase, particularly if the Fund expects a decrease in the value of the currency in which the foreign security is denominated. Although the Fund will attempt to benefit from using forward contracts, the success of its hedging strategy will depend on the Adviser's ability to predict accurately the future exchange rates between foreign currencies and the U.S. dollar. The value of Fund's investments denominated in foreign currencies will depend on the relative strength of those currencies and the U.S. dollar, and the Fund may be affected favorably or unfavorably by changes in the exchange rates or exchange control regulations between foreign currencies and the dollar. Changes in foreign currency exchange rates also may affect the value of dividends and interest earned, gains and losses realized on the sale of securities, and net investment income and gains, if any, to be distributed to shareholders by the Fund.

                               STANDBY COMMITMENTS

         The Fund may invest in securities purchased on a standby commitment basis, as described below.

         A standby commitment is a delayed-delivery agreement in which the Fund binds itself to accept delivery of a security at the option of the other party to the agreement. The Fund usually receives a commitment fee in consideration for its standby commitment. At the time the Fund enters into a binding obligation to purchase securities on a standby commitment basis, liquid assets of the Fund having a value of at least as great as the purchase price of the securities to be purchased will be segregated on the books of the Fund and held by its custodian throughout the period of the obligation.

         If the value of the securities that the Fund has committed to purchase increases, the other party may exercise its right not to deliver the securities, in which case the Fund only would retain its commitment fee and forego any appreciation of those securities. If the value of the securities that the Fund has committed to purchase decreases, the other party would probably deliver the securities, in which case the Fund would absorb the loss between the purchase price and the decreased market value, which loss may significantly exceed the commitment fee.

                          LENDING PORTFOLIO SECURITIES

         The Fund may lend portfolio securities in limited amounts, as described below.

         The Fund may lend securities to brokers, dealers and financial institutions pursuant to agreements requiring that the loans be continuously secured by liquid assets as collateral equal at all times in value to at least the market value of the securities loaned. Such securities loans will not be made with respect to the Fund if as a result the aggregate of all outstanding securities loans exceeds 15% of the value of its total assets taken at their current value. The Fund continues to receive interest or dividends on the securities loaned and would also receive an additional return that may be in the form of a fixed fee or a percentage of the collateral. The Fund would have the right to call the loan and obtain the securities loaned at any time on notice of not more than five business days. The Fund would not have the right to vote the securities during the existence of the loan but would call the loan to permit voting of the securities if, in the Adviser's judgment, a material event requiring a shareholder vote would otherwise occur before the loan was repaid. In the event of bankruptcy or other default of the borrower, the Fund could experience both delays in liquidating the loan collateral or recovering the loaned securities and losses including (a) possible decline in the value of the collateral or in the value of the securities loaned during the period while the Fund seeks to enforce its rights thereto, (b) possible subnormal levels of income and lack of access to income during this period, and (c) expenses of enforcing its rights. However, loans may be made only to borrowers approved by the Board, when the income to be earned from the loan, in the opinion of the Adviser, justifies the attendant risks.

                     OPTIONS, FUTURES AND OTHER DERIVATIVES

         Consistent with its objective, the Fund may purchase and write both call options and put options on securities, indexes and foreign currencies, enter into interest rate, index and foreign currency futures contracts and options on such futures contracts, and purchase other types of forward or investment contracts linked to individual securities, indexes or other benchmarks ("derivative products") in order to achieve its desired investment objective, to provide additional revenue, or to hedge against changes in security prices, interest rates or currency fluctuations. The Fund may write a call or put option only if the option is covered. There can be no assurance that a liquid market will exist when the Fund seeks to close out a derivative product position. In addition, because of low margin deposits required, the use of futures contracts involves a high degree of leverage, and may result in losses in excess of the amount of the margin deposit. Successful use of derivative products depends on the Adviser's ability to predict correctly changes in the level and the direction of security prices, interest rates, currency exchange rates, and other market factors, but even a well-conceived transaction may be unsuccessful because of an imperfect correlation between the cash and the derivative product markets. For additional information with respect to these matters, please refer to the Statement of Additional Information.

                       STEINROE VARIABLE INVESTMENT TRUST

                                CASH INCOME FUND
                              Federal Reserve Plaza
                               600 Atlantic Avenue
                           Boston, Massachusetts 02210

         Cash Income Fund (Fund) is a series fund in the SteinRoe Variable Investment Trust (Trust), an open-end, diversified management investment company that currently includes five separate funds, each with its own investment objective and policies.

         The investment objective of the Fund is high current income from short-term money market instruments while emphasizing preservation of capital and maintaining excellent liquidity. (The Cash Income Fund attempts to maintain its net asset value at $1.00 per share, but there can be no assurance that it will be able to do so. An investment in the Fund is neither insured nor guaranteed by the U.S. Government.)

------------------------------------------------------------------------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

------------------------------------------------------------------------------

               (This cover page continues on the following page.)




                   The date of this prospectus is May 1, 1997

         This Prospectus contains information about the Fund that a prospective investor should know before applying for certain variable annuity contracts and variable life insurance policies offered by separate accounts of insurance companies investing in shares of the Fund. Please read it carefully and retain it for future reference.


         Additional facts about the Trust (including the Fund) are included in a Statement of Additional Information dated May 1, 1997, incorporated herein by reference, which has been filed with the Securities and Exchange Commission. For a free copy write to Keyport Financial Services Corp. at 125 High Street, Boston, Massachusetts 02110 or the broker-dealer offering the variable annuity contracts and variable life insurance policies of Participating Insurance Companies (as such term is defined in this Prospectus).

------------------------------------------------------------------------------

SHARES OF THE FUND ARE AVAILABLE AND ARE BEING MARKETED EXCLUSIVELY AS A POOLED FUNDING VEHICLE FOR VARIABLE ANNUITY CONTRACTS ("VA CONTRACTS") AND VARIABLE LIFE INSURANCE POLICIES ("VLI POLICIES") OF KEYPORT LIFE INSURANCE COMPANY AND INDEPENDENCE LIFE & ANNUITY COMPANY, AND THE VA CONTRACTS OF LIBERTY LIFE ASSURANCE COMPANY OF BOSTON. OTHER PARTICIPATING INSURANCE COMPANIES MAY BE ADDED FROM TIME TO TIME.

------------------------------------------------------------------------------

THIS PROSPECTUS MUST BE ACCOMPANIED BY A CURRENT PROSPECTUS FOR THE APPROPRIATE VA CONTRACT OR VLI POLICIES OF PARTICIPATING INSURANCE COMPANIES. BOTH PROSPECTUSES SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

                                TABLE OF CONTENTS

                                                               Page

The Trust....................................................    4
Financial Highlights.........................................    4
How the Fund Invests.........................................    5
Investment Techniques and Restrictions.......................    7
How the Fund is Managed......................................    8
Purchases and Redemptions....................................    10
Investment Return............................................    10
Net Asset Value..............................................    11
Taxes........................................................    11
Dividends and Distributions..................................    13
Shareholder Communications...................................    13
Organization and Description of Shares.......................    13
Additional Information.......................................    15
Appendix A: Investment Techniques and Securities.............    A-1
Appendix B:  Description of Ratings..........................    B-1

                                    THE TRUST

         Cash Income Fund (Fund) is a series fund of the SteinRoe Variable Investment Trust (Trust), an open-end, diversified management investment company currently consisting of five funds with differing investment objectives, policies and restrictions. (The Trust's series funds other than the Fund are referred to herein as the "Other Funds"). The Trust issues shares of beneficial interest in each of its series funds that represent interests in a separate portfolio of securities and other assets. The Trust may add or delete series funds from time to time.

         The Trust is the funding vehicle for variable annuity contracts (VA contracts) and variable life insurance policies (VLI policies) offered by the separate accounts of life insurance companies (Participating Insurance Companies). Shares of the Fund currently are sold only to Keyport Life Insurance Company (Keyport), Independence Life & Annuity Company (Independence) and Liberty Life Assurance Company of Boston (Liberty Life). Keyport, Independence and Liberty Life (Keyport entities) are affiliated entities. Other Participating Insurance Companies may be added from time to time.

         The Participating Insurance Companies and their separate accounts are the shareholders or investors (shareholders) of the Fund. Owners of VA contracts and owners of VLI policies invest in sub-accounts of separate accounts of the Participating Insurance Companies that, in turn, invest in the Fund.

         The prospectuses issued by the Participating Insurance Company describe which underlying funds are available to the separate accounts offering the VA contracts and VLI policies. The Trust assumes no responsibility for those prospectuses. However, the Board of Trustees of the Trust (Board) does monitor events to identify any material conflicts that may arise between the interests of the Participating Insurance Companies or between the interests of owners of VA contracts and VLI policies. The Trust currently does not foresee any disadvantages to the owners of VA contracts and VLI policies arising from the fact that certain interests of the owners may differ. The Trust's Statement of Additional Information contains additional information regarding such differing interests and related risks.

         Stein Roe & Farnham Incorporated (the Adviser) provides investment advisory services to the Fund. The Adviser also provides administrative and transfer agent services to the Fund. Keyport Financial Services Corp. (the Underwriter) serves as the principal underwriter for sales of the Fund's shares to the Keyport entities. The Adviser, the Underwriter and the Keyport entities are wholly owned indirect subsidiaries of Liberty Financial Companies, Inc. ("LFC"). As of March 31, 1997, approximately 80.6% of the combined voting power of LFC's outstanding voting stock was owned, indirectly, by Liberty Mutual Insurance Company (Liberty Mutual).

                              FINANCIAL HIGHLIGHTS

         The table below presents certain financial information for the Fund for the period beginning January 1, 1989 and ending December 31, 1996. The information has been audited and reported on by the Trust's independent auditors, KPMG Peat Marwick LLP. The report of KPMG Peat Marwick

LLP for periods beginning on January 1, 1992 appears in the Trust's annual report to shareholders for the fiscal year ended December 31, 1996 (which may be obtained without charge from the Underwriter) and is incorporated by reference into this Prospectus. The Fund's total returns presented below do not reflect the cost of insurance and other insurance company separate account charges which vary with the VA contracts and VLI policies offered through the separate accounts of Participating Insurance Companies.

                                Cash Income Fund
                              Financial Highlights

                 (for a share outstanding throughout the period)

                                                                   Year Ended December 31
                              --------------------------------------------------------------------------------------------------
                                1996         1995         1994         1993         1992        1991       1990         1989
                                ----         ----         ----         ----         ----        ----       ----         ----
Per share operating
performances:
Net asset value, beginning
of year...................      $1.00        $1.00        $1.00        $1.00        $1.00       $1.00      $1.00        $1.00
                              -------      -------      -------      -------      -------     -------    -------      -------
Net investment
income....................      0.049        0.055        0.037        0.027        0.034       0.056      0.076        0.087
                              -------      -------      -------      -------      -------     -------    -------      -------
Less distributions:
     Distributions from net
         investment income     (0.049)      (0.055)      (0.037)      (0.027)      (0.034)     (0.056)    (0.076)      (0.087)
                              -------      -------      -------      -------      -------     -------    -------      -------
     Net asset value, end of
         year...............    $1.00        $1.00        $1.00        $1.00        $1.00       $1.00      $1.00        $1.00
                               ======       ======       ======        ======      ======      ======     ======       ======
Total return:
Total investment
     return.................     5.01%        5.62%        3.81%        2.70%        3.48%       5.79%      7.89%        9.07%
Ratios/supplemental data:
Net assets, end of year
     (000s).................  $65,461      $64,992      $78,698      $83,049      $70,821     $77,676    $94,462      $94,313
Ratio of expenses to
     average net assets.....     0.65%        0.63%        0.62%        0.65%        0.67%       0.67%      0.66%        0.66%
Ratio of net investment
     income to average net
     assets.................     4.90%        5.48%        3.73%        2.68%        3.42%       5.67%      7.61%        8.68%


         Further information about the performance of the Fund is contained in the Trust's annual report to shareholders for the year ended December 31, 1996, which may be obtained without charge from the Underwriter.

                              HOW THE FUND INVESTS

         All investments, including mutual funds, have risks, and no one mutual fund is suitable for all investors. No one fund by itself constitutes a complete investment program. There can be no guarantee that the Fund will achieve its investment objective. Although the Fund attempts to stabilize its net asset value at $1.00 per share, there can be no assurance that it will be able to do so.

         The Fund and its investment objectives and policies are described below. The Fund's investment objective is fundamental and may be changed only by a vote of the Board of Trustees and of the shareholders.

         More information about the portfolio securities in which the Fund invests, including certain risks and investment limitations, is provided in Appendix A to this Prospectus and Appendix A in the Trust's Statement of Additional Information.

         Cash Income Fund seeks high current income from investment in short-term money market instruments while emphasizing preservation of capital and maintaining excellent liquidity.

         The Fund pursues this objective by investing all of its assets in U.S. dollar denominated money market instruments maturing in thirteen months or less from time of investment. Each security must be rated (or be issued by an issuer that is rated with respect to its short-term debt) within the highest rating category for short-term debt by at least two nationally recognized statistical rating organizations ("NRSRO"), or, if unrated, determined by or under the direction of the Board of Trustees to be of comparable quality. These securities may include:

         (1) Securities issued or guaranteed by the U.S. Government or by its agencies or instrumentalities ("U.S. Government Securities").

         (2) Securities issued or guaranteed by the government of any foreign country that have a long-term rating at time of purchase of A or better (or equivalent rating) by at least one NRSRO.

         (3) Certificates of deposit, bankers' acceptances and time deposits of any bank (U.S. or foreign) having total assets in excess of $1 billion, or the equivalent in other currencies (as of the date of the most recent available financial statements) or of any branches, agencies or subsidiaries (U.S. or foreign) of any such bank.

         (4) Commercial paper of U.S. or foreign issuers, including variable rate demand notes.

         (5) Notes, bonds, and debentures having a long-term rating at time of purchase of A or better (or equivalent rating) by at least one NRSRO.

         (6) Repurchase agreements involving securities listed in (1) above.

         (7)      Other high-quality short-term obligations.

         Under normal market conditions the Fund will invest at least 25% of its total assets in securities of issuers in the financial services industry (which includes, but is not limited to, banks, personal credit and business credit institutions, and other financial service institutions).

         The remaining maturity of each of the Fund's investments at the time of investment is 13 months or less. The weighted average maturity of its investment portfolio varies with money market conditions, but is always 90 days or less.

         Although there can be no assurance that it will always be able to do so, the Fund follows procedures designed to maintain its price per share at $1.00. (See "NET ASSET VALUE.")

Investor Considerations

         The yield from short-term investments may be lower than yields from longer-term securities. The value of the Fund's securities fluctuates inversely with changes in interest rates. Both the risk of an issuer's inability to pay interest and principal on a given security (financial risk) and the price volatility (market risk) of investment in the Fund may be expected to be less than for non-money market funds.

         Because of the Fund's policy of investing at least 25% of its assets in securities of issuers in the financial services industry, the Fund may be more adversely affected by changes in market or economic conditions and other circumstances affecting the financial services industry.

                     INVESTMENT TECHNIQUES AND RESTRICTIONS

Techniques

         The Fund may invest in securities purchased on a when-issued or delayed-delivery basis. Although the payment terms of these securities are established at the time the Fund enters into the commitment, the securities may be delivered and paid for a month or more after the date of purchase, when their value may have changed and the yields then available in the market may be greater. The Fund will make such commitments only with the intention of actually acquiring the securities, but may sell the securities before settlement date if it is deemed advisable for investment reasons.

         The Fund may also invest in securities purchased on a standby commitment basis, which is a delayed delivery agreement in which the Fund binds itself to accept delivery of a security at the option of the other party to the agreement. The Fund usually receives a commitment fee in consideration for its standby commitment.

         The Fund may invest up to 25% of its total assets in securities of foreign issuers as more fully described in Appendix A to this Prospectus.

         When the Adviser believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, it may cause the Fund to enter into forward contracts to sell an amount of foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency. The Adviser may also cause the Fund to enter into forward foreign currency contracts to protect against loss between trade and settlement dates resulting from changes in foreign currency exchange rates. Such contracts will also have the effect of limiting any gains to the Fund that would have resulted from advantageous changes in such rates.

Restrictions on the Fund's Investments

         The Fund will not (1) with respect to 75% of the value of its total assets invest more than 5% of its total assets in the securities of any one issuer (except that this restriction does not apply to (i) U.S. Government Securities or (ii) certificates of deposit, bankers' acceptances or repurchase agreements); (2) invest more than 25% of its total assets (at market) in the securities of issuers in any particular industry (except that this restriction does not apply to (i) U.S. Government Securities (ii) certificates of deposit, bankers' acceptances or repurchase agreements or (iii) securities of issuers in the financial services industry); (3) acquire more than 10% of the outstanding voting securities of any one issuer; or (4) borrow money, except as a temporary measure for extraordinary or emergency purposes, and then the aggregate borrowings at any one time (including any reverse repurchase agreements) may not exceed 33 1/3% of its assets (at market). The Fund will not purchase additional securities when its borrowings, less proceeds receivable from sales of portfolio securities, exceed 5% of total assets. The Fund may invest in repurchase agreements, provided that the Fund will not invest more than 10% of its net assets in repurchase agreements maturing in more than seven days and any other illiquid securities. In each case, if a percentage limit is satisfied at the time of investment or borrowing, a later increase or decrease resulting from a change in the value of a security or decrease in the Fund's assets will not constitute a violation of the limit.

         All of the investment restrictions applicable to the Fund are set forth in the Trust's Statement of Additional Information.

                             HOW THE FUND IS MANAGED

The Trustees

         The business of the Trust's series funds is supervised by the Trust's Board of Trustees. The Trust's Statement of Additional Information contains the names of and biographical information on the Trustees.

Stein Roe & Farnham Incorporated

         The investment portfolio of the Fund is managed, subject to the direction of the Board of Trustees, by Stein Roe & Farnham Incorporated (the Adviser), One South Wacker Drive, Chicago, Illinois 60606, pursuant to an Advisory Agreement dated December 9, 1988. The Adviser has been providing investment advisory and administrative services since 1932. The Adviser is a wholly owned indirect subsidiary of LFC. As of December 31, 1996, the Adviser had assets under management of approximately $26.7 billion.

         The Adviser places orders for the purchase and sale of securities for the Fund. In doing so, the Adviser seeks to obtain the best combination of price and execution, which involves a number of judgmental factors.

         Under separate agreements, the Adviser also acts as the agent of the Fund and the Other Funds for the transfer of shares, disbursement of dividends and maintenance of shareholder account records, and provides pricing and certain other record keeping services to the Fund and the Other Funds.

         The Adviser pays all compensation of the Trust's officers who are employees of the Adviser.

Advisory and Administrative Fees

         The Fund pays the Adviser annual fees for investment advisory and administrative services at the annual rates of 0.35% and 0.15%, respectively, of average daily net assets. All fees are computed and accrued daily and paid monthly.

LFC and Liberty Mutual

         LFC is a diversified and integrated asset management organization providing insurance and investment products to individuals and institutions through multiple distributions channels. LFC's primary operating units include:
Keyport; the Adviser; The Colonial Group, Inc., sponsor of the Colonial family of mutual funds; Newport Pacific Management, Inc., a specialist in Asian equity markets; Liberty Asset Management Company, a sponsor of closed-end funds employing a multi-managed investment approach; and Independent Financial Marketing Group, Inc., a specialist in the design and implementation of bank marketing programs for insurance and investment products.

         Liberty Mutual is an international multi-line insurance writer and, with its affiliates, is currently the fifth largest writer of property-casualty insurance in the United States.

Custodian

         State Street Bank and Trust Company (State Street), Boston, Massachusetts, is the custodian for the Fund. Foreign securities are maintained in the custody of foreign banks and trust companies that are members of State Street's Global Custody Network or foreign depositories used by such members.

Expenses of the Fund

         The Fund generally will pay all its expenses, other than those borne by the Adviser. The Adviser has voluntarily agreed until April 30, 1998 to reimburse all expenses, including management and administrative fees, incurred by the Fund in excess of 0.65% of average net assets.

         The Advisor would not, however, be required to reimburse expenses to an extent which would result in the Fund's inability to qualify as a regulated investment company under the Internal Revenue Code.

         The expenses payable by the Fund include, among other things, the advisory and administrative fees described above; fees for services of independent public accountants; legal fees; transfer agent, custodian and portfolio recordkeeping services; dividend disbursing agent and shareholder recordkeeping and tax information services; expenses of periodic calculations of net asset values and of equipment for communication among the custodian, the Adviser and others; taxes and the preparation of tax returns; interest; costs of Board and shareholder meetings; printing prospectuses and reports to shareholders; fees for filing reports with regulatory bodies and the maintenance of the Trust's existence; membership dues for industry trade associations; registration fees to federal authorities; fees and expenses of Trustees who are not directors, officers, employees or stockholders of the Adviser or its affiliates; insurance and fidelity bond premiums; and other extraordinary expenses of a non-recurring nature.

         It is the policy of the Trust that expenses directly charged or attributable to any of its particular series funds will be paid from the assets of that fund. General expenses of the Trust will be allocated among and charged to the assets of each of the Trust's series funds (including the Fund and the Other Funds) on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each such fund or the nature of the services performed and their relative applicability to each such fund.

                            PURCHASES AND REDEMPTIONS

         The Participating Insurance Companies place daily orders to purchase and redeem shares of the Fund based on, among other things, the net amount of purchase payments to be invested and surrender and transfer requests to be effected on that day pursuant to the VA contracts and VLI policies. Shares are purchased and redeemed as a result of certain other transactions pursuant to the VA contracts and VLI policies, including deductions for fees and charges by the applicable insurance company separate account. The Trust continuously offers and redeems shares at net asset value without the addition of any selling commission, sales load or redemption charge. Shares are sold and redeemed at their net asset value as next determined after receipt of purchase payments or redemption requests, respectively, by the separate accounts. Similarly, shares are sold or redeemed as a result of such other transactions under the VA contracts and VLI policies at the net asset value computed for the day on which such transactions are effected by the separate accounts. The right of redemption may be suspended or payments postponed whenever permitted by applicable law and regulations.

                                INVESTMENT RETURN

         The total return from an investment in the Fund is measured by the distributions received (assuming reinvestment of all distributions) plus or minus the change in the net asset value per share for a given period. A total return percentage is calculated by first dividing the value of a share at the end of the period (including reinvestment of distributions) by the value of the share at the beginning of the period and then subtracting 1.0. The Fund's average annual total return is determined by computing the annual percentage change in value of a $1,000 investment in the Fund for a specified period, assuming reinvestment of all dividends and distributions.

         Because the Fund seeks to maintain a $1.00 per share net asset value, its return is usually quoted as a current seven-day yield, calculated by totaling the dividends on a share of the Fund for the previous seven days and restating that yield as an annual rate, or as an effective yield, calculated by adjusting the current yield to assume daily compounding.

         Total return information describes the Fund's performance for the period shown and does not predict future performance. Comparison of the Fund's yield or total return with those of alternative investments should consider differences between the Fund and the alternative investments, the periods and methods used in calculation of the return being compared, and the impact of taxes on alternative investments. The Fund's investment return figures do not reflect the cost of insurance and other insurance company separate account charges which vary with the VA contracts and VLI policies offered through the separate accounts of the Participating Insurance Companies, and which will decrease the return realized by a contract or policyholder.

                                 NET ASSET VALUE

         The Adviser determines net asset value per share of the Fund as of the close of regular trading on the New York Stock Exchange (NYSE) (currently 4:00 p.m., Eastern time). Net asset value per share is calculated for the Fund by dividing the current market value of total portfolio assets, less all liabilities (including accrued expenses), by the total number of shares outstanding. Net asset value is determined on each day when the NYSE is open, except on such days in which no order to purchase or redeem shares is received. The NYSE is scheduled to be open Monday through Friday throughout the year except for certain Federal and other holidays.

         The valuation of the Fund's securities is based on their amortized cost, which does not take into account unrealized gains or losses, in an attempt to maintain its net asset value at $1.00 per share. The extent of any deviation between the Fund's net asset value based upon market quotations or equivalents and $1.00 per share based on amortized cost will be examined by the Board. If such deviation were to exceed 1/2 of 1%, the Board would consider what action, if any, should be taken, including selling portfolio securities, increasing, reducing, or suspending distributions or redeeming shares in kind. Assets and securities of the Fund for which this valuation method does not produce a fair value are valued at a fair value determined in good faith by the Board.

                                      TAXES

         The Fund has elected to be treated and to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986
(Code). As a result of such election, for any tax year in which the Fund meets the investment limitations and the distribution, diversification and other requirements referred to below, the Fund will not be subject to Federal income tax, and the income of the Fund will be treated as the income of its shareholders. Under current law, since the shareholders are life insurance company "segregated asset accounts," they will not be subject to income tax currently on this income to the extent such income is applied to increase the values of VA contracts and VLI policies.

         Among the conditions for qualification and avoidance of taxation at the Trust level, Subchapter M imposes investment limitations, distribution requirements, and requirements relating to the diversification of investments. The requirements of Subchapter M may affect the investments made by the Fund. Any of the applicable diversification requirements could require a sale of assets of the Fund that would affect the net asset value of the Fund.

         In addition, the Tax Reform Act of 1986 made certain changes to the tax treatment of regulated investment companies, including the imposition of a nondeductible 4% excise tax on certain undistributed amounts. To avoid this tax, the Fund must declare and distribute to its shareholders by the end of each calendar year, at least 98% of ordinary income earned during that calendar year, and at least 98% of capital gain net income, net of carry-forward losses, if any, realized for the twelve-month period ending October 31 of that year, plus any remaining undistributed income from the prior year.

         Pursuant to the requirements of Section 817(h) of the Code, the only shareholders of the Trust and its series funds will be Participating Insurance Companies and their separate accounts that fund VA contracts, VLI policies and other variable insurance contracts. The prospectus that describes a particular VA contract or VLI policy discusses the taxation of separate accounts and the owner of such contract or policy.

         The Fund intends to comply with the requirements of Section 817(h) and the related regulations thereunder issued by the Treasury Department. These provisions impose certain diversification requirements affecting the securities in which the Fund may invest and other limitations. The diversification requirements of Section 817(h) of the Code are in addition to the diversification requirements under Subchapter M and the Investment Company Act of 1940. The consequences of failure to meet the requirements of Section 817(h) could result in taxation of the Participating Insurance Companies offering the VA contracts and VLI policies and immediate taxation of all owners of the contracts and policies to the extent of appreciation on investment under the contracts. The Trust believes that the Fund is in compliance with these requirements.

         The Secretary of the Treasury may issue additional rulings or regulations that will prescribe the circumstances in which an owner of a variable insurance contract's control of the investments of a segregated asset account may cause such owner, rather than the insurance company, to be treated as the owner of the assets of a segregated asset account. It is expected that such regulations would have prospective application. However, if a ruling or regulation were not considered to set forth a new position, the ruling or regulation could have a retroactive effect.

         The Trust therefore may find it necessary, and reserves the right to take action to assure, that a VA contract or VLI policy continues to qualify as an annuity or insurance contract under Federal tax laws. The Trust, for example, may be required to alter the investment objectives of the Fund or substitute the shares of the Fund for those of another. No such change of investment objectives or substitution of securities will take place without notice to the contract and policy owners with interests invested in the Fund and without prior approval of the Securities and Exchange Commission, or the approval of a majority of such owners, to the extent legally required.

         To the extent the Fund invests in foreign securities, investment income received by the Fund from sources within foreign countries may be subject to foreign income taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which entitle the Fund to a reduced rate of tax or exemption from tax on such income.

         The Fund's foreign currency gains and losses from foreign currency dispositions, foreign-currency denominated debt securities and payables or receivables, and foreign currency forward contracts are subject to special tax rules that generally cause them to be recharacterized as ordinary income and losses, and may affect the timing and amount of the Fund's recognition of income, gain or loss.

         It is impossible to determine the effective rate of foreign tax in advance since the amount of the Fund's assets, if any, to be invested within various countries will fluctuate and the extent to which tax refunds will be recovered is uncertain. The Fund intends to operate so as to qualify for treaty-reduced tax rates where applicable.

         The preceding is a brief summary of some relevant tax considerations. This discussion is not intended as a complete explanation or a substitute for careful tax planning and consultation with individual tax advisers.

                           DIVIDENDS AND DISTRIBUTIONS

         The Fund intends to declare and distribute, as dividends or capital gains distributions, substantially all of its net investment income and net profits realized from the sale of portfolio securities, if any, to its shareholders (Participating Insurance Companies' separate accounts). The net investment income of the Fund consists of all dividends or interest received by the Fund, less estimated expenses (including the investment advisory and administrative fees). Dividends in respect of net investment income are declared daily and are reinvested monthly in shares of the Fund at the net asset value per share of $1.00. All net short-term and long-term capital gains of the Fund, net of carry-forward losses, if any, realized during the fiscal year, are declared and distributed periodically, no less frequently than annually. All capital gains dividends and distributions are reinvested in additional shares of the Fund at net asset value, as of the record date for the distributions.

                           SHAREHOLDER COMMUNICATIONS

         Owners of VA contracts and VLI policies, issued by a Participating Insurance Company or for which shares of the Fund are available as an investment vehicle, receive from the applicable Participating Insurance Company unaudited semi-annual financial statements and audited year-end financial statements of the Fund certified by the Trust's independent auditors. Each report shows the investments owned by the Fund and provides other information about the Trust and its operations. Copies of such reports may be obtained from the Participating Insurance Companies or the Secretary of the Trust.

                     ORGANIZATION AND DESCRIPTION OF SHARES

         The Trust is a diversified open-end management investment company as defined in the Investment Company Act of 1940 (1940 Act) organized under an Agreement and Declaration of Trust (Declaration of Trust) as a Massachusetts business trust on June 9, 1987. The Declaration of Trust may be amended by a vote of either the Trust's shareholders (which include shareholders of the Other Funds) or the Board. The Trust is authorized to issue an unlimited number of shares of beneficial interest without par value, in one or more series as the Board may authorize. Each of the Trust's funds is a separate series of the Trust.

         Each share of the Fund is entitled to participate pro rata in any dividends and other distributions declared by the Board with respect to the Fund, and all shares of the Fund have equal rights in the event of liquidation of the Fund.

         Shareholders of each of the Fund and each Other Fund are entitled to one vote for each share of that series fund held on any matter presented to shareholders. Shares of the Fund and the Other Funds will vote separately as individual series when required by the 1940 Act or other applicable law or when the Board determines that the matter affects only the interests of one or more funds, such as, for example, a proposal to approve an amendment to that fund's Advisory Agreement, but shares of the Fund and all of the Other Funds vote together, to the extent required by the 1940 Act, in the election or selection of Trustees and independent accountants.

         The shares of the Trust do not have cumulative voting rights, which means that the holders of more than 50% of the shares of the Fund and the Other Funds, taken together, voting for the election of Trustees can elect all of the Trustees, and, in such event, the holders of the remaining shares will not be able to elect any Trustees.

         The Fund is not required by law to hold regular annual meetings of shareholders and does not intend to do so. However, special meetings may be called for purposes such as electing or removing Trustees or changing fundamental policies.

         The Trust is required to hold a shareholders' meeting to elect Trustees to fill vacancies in the event that less than a majority of Trustees were elected by shareholders. Trustees may also be removed by the vote of two-thirds of the outstanding shares at a meeting called at the request of shareholders whose interests represent 10% or more of the outstanding shares of the Trust.

         Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Trust's Declaration of Trust disclaims liability of the shareholders, the Trustees, or officers of the Trust for acts or obligations of the Trust, which are binding only on the assets and property of the Trust (or the applicable series fund thereof) and requires that notice of such disclaimer be given in each agreement, obligation, or contract entered into or executed by the Trust or the Board. The Declaration of Trust provides for indemnification out of the Trust's assets (or the applicable Fund) for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is believed to be remote because it is limited to circumstances in which the disclaimer is inoperative and the Trust itself is unable to meet its obligations. The risk to any one series fund of sustaining a loss on account of liabilities incurred by another series fund also is believed to be remote.

                             ADDITIONAL INFORMATION

         This Prospectus including the Statement of Additional Information which has been incorporated by reference herein, does not contain all the information set forth in the Registration Statement filed by the Trust with the Securities and Exchange Commission under the Securities Act of 1933. Copies of the Registration Statement may be obtained from the Commission or may be examined at the office of the Commission in Washington, D.C.

                                   APPENDIX A
                              INVESTMENT TECHNIQUES
                                 AND SECURITIES


                            MONEY MARKET INSTRUMENTS

         The Fund may invest in the money market instruments described below, in addition to money market instruments such as certificates of deposit of U.S. banks and bankers' acceptances.

             Obligations of Foreign Branches of United States Banks

         The obligations of foreign branches of U.S. banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and by government regulation. Payment of interest and principal upon these may also be affected by governmental action in the country of domicile of the branch (generally referred to as sovereign risk). In addition, evidences of ownership of such securities may be held outside the U.S. and the Fund may be subject to the risks associated with the holding of such property overseas. (See "FOREIGN INVESTMENTS--Foreign Securities" below.)

                  Obligations of U.S. Branches of Foreign Banks

         Obligations of U.S. branches of foreign banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and by Federal and state regulation as well as by governmental action in the country in which the foreign bank has its head office. In addition, there may be less publicly available information about a U.S. branch of a foreign bank than about a domestic bank.

                          Obligations of Foreign Banks

         Obligations of foreign banks and branches of foreign banks are similar to the obligations of U.S. banks but involve risks that are different in some respects. Such risks may include future political and economic developments, the possible imposition of foreign withholdings taxes on interest income payable on the obligations, possible seizure or nationalization of foreign deposits, the possible establishment of exchange controls, or the adoption of other foreign government restrictions that might adversely affect the payment of principal and interest on the obligations. Additionally, there may be less public information available about foreign banks and their branches. Foreign banks and foreign branches of foreign banks are not regulated by U.S. banking authorities, and generally are not bound by accounting, auditing, and financial reporting standards comparable to U.S. banks.

                               Master Demand Notes

         Master demand notes are unsecured obligations that permit the investment of fluctuating amounts by the Fund at varying rates of interest pursuant to direct arrangements between the Fund, as lender, and the issuer, as borrower. Master demand notes may permit daily fluctuations in the interest rate and daily changes in the amount borrowed. The Fund has the right to increase the amount under the note at any time up to the full amount provided by the note agreement or to decrease the amount, and the borrower may repay up to the full amount of the note without penalty. Notes purchased by the Fund must permit the Fund to demand payment of principal and accrued interest at any time (on not more than seven days' notice) and to resell the note at any time to a third party. The notes may have maturities of more than one year, provided that (i) the Fund is entitled to payment of principal and accrued interest upon not more than seven days' notice, and (ii) the rate of interest on such notes is adjusted automatically at periodic intervals which normally will not exceed 31 days but may extend up to one year. The notes will be deemed to have a maturity equal to the longer of the period remaining to the next interest rate adjustment or the demand notice period. Because these types of notes are direct lending arrangements between the lender and borrower, such instruments are not normally traded, and there is no secondary market for these notes, although they are redeemable and thus repayable by the borrower at face value plus accrued interest at any time. Accordingly, the Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. These notes are not typically rated by credit rating agencies. The Fund may invest in such notes only if rated or at the time of an investment the issuer meets the criteria established for commercial paper.

                              Repurchase Agreements

         The Fund may enter into repurchase agreements with member banks of the Federal Reserve System that have at least $1 billion in deposits, primary dealers in U.S. Government Securities or other financial institutions believed by the Adviser to be creditworthy. Under such agreements, the bank, primary dealer or other financial institution agrees upon entering into the contract to repurchase the security at a mutually agreed upon date and price, thereby determining the yield during the term of the agreement. This results in a fixed rate of return insulated from market fluctuations during such period. The seller under a repurchase agreement will be required to maintain the value of the securities subject to the agreement at not less than the repurchase price, and such value will be determined on a daily basis by marking that underlying securities to their market value. Although the securities subject to the repurchase agreement might bear maturities exceeding a year, the Fund intends to enter only into repurchase agreements which provide for settlement within a year and usually within seven days. Securities subject to repurchase agreements will be held by the Fund's custodian or in the Federal Reserve book-entry system. The Fund does not bear the risk of a decline in the value of the underlying security unless the seller defaults under its repurchase obligation. In the event of a bankruptcy or other default of a seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying securities and losses including (a) possible declines in the value of the underlying securities during the period while the Fund seeks to enforce its rights thereto; (b) possible subnormal levels of income and lack of access to income during this period; and
(c) expenses of enforcing its rights. The Board has established procedures to evaluate the creditworthiness of each party with whom the Fund enters into repurchase agreements by setting guidelines and standards of review for the Adviser and monitoring the Adviser's actions with regard to repurchase agreements.

                           U.S. GOVERNMENT SECURITIES

         Securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities include, but are not limited to, direct obligations of the Treasury and securities issued or guaranteed by the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association, General Services Administration, Central Bank for Cooperatives, Federal Home Loan Banks, Federal Loan Mortgage Corporation, Federal Intermediate Credit Banks, Federal Land Banks, Maritime Administration, the Tennessee Valley Authority, District of Columbia Armory Board, Resolution Funding Corp. and Federal National Mortgage Association.

         Some obligations of U.S. Government agencies and instrumentalities, such as Government National Mortgage Association Pass-Through Certificates, are supported by the full faith and credit of the U.S.; others, such as securities of Federal Home Loan Banks, are supported by the right of the issuer to borrow from the Treasury; still others, such as bonds issued by the Federal National Mortgage Association, a private corporation, are supported only by the credit of the instrumentality. Because the U.S. Government is not obligated by law to provide support to an instrumentality it sponsors, the Fund will invest in the securities issued by such an instrumentality only when the Adviser determines that the credit risk with respect to the instrumentality does not make its securities unsuitable investments for the Fund. U.S. Government Securities do not include international agencies or instrumentalities in which the U.S. Government, its agencies or instrumentalities participate, such as the World Bank, the Asian Development Bank or issues insured by the Federal Deposit Insurance Corporation or the Federal Savings and Loan Insurance Corporation.

                          REVERSE REPURCHASE AGREEMENTS

         The Fund may enter into reverse repurchase agreements. Under a reverse repurchase agreement, the Fund would sell securities and agree to repurchase them at a mutually agreed upon date and price. The Fund intends to enter into reverse repurchase agreements to avoid otherwise having to sell securities during unfavorable market conditions in order to meet redemptions. At the time the Fund enters into a reverse repurchase agreement, it will establish a segregated account with its custodian containing liquid assets having a value not less than the repurchase price (including accrued interest) and will subsequently monitor the account to maintain such value. Reverse repurchase agreements involve the risk that the market value of the securities which the Fund is obligated to repurchase may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund's obligation to repurchase the securities, and its use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision. The Staff of the Securities and

Exchange Commission has taken the position that the 1940 Act treats reverse repurchase agreements as borrowings by a fund.

                               STANDBY COMMITMENTS

         The Fund may invest in securities purchased on a standby commitment basis, as described below:

         A standby commitment is a delayed delivery agreement in which the Fund binds itself to accept delivery of a security at the option of the other party to the agreement. The Fund usually receives a commitment fee in consideration for its standby commitment. At the time the Fund enters into a binding obligations to purchase securities on a standby commitment basis, liquid assets of the Fund having a value of at least as great as the purchase price of the securities to be purchased will be segregated on the books of the Fund and held by the custodian throughout the period of the obligation.

         If the value of the securities that the Fund has committed to purchase increases, the other party may exercise its right not to deliver the securities, in which case the Fund only would retain its commitment fee and forego any appreciation of those securities. If the value of the securities that the Fund has committed to purchase decreases, the other party would probably deliver the securities, in which case the Fund would absorb the loss between the purchase price and the decreased market value, which loss may significantly exceed the commitment fee.

                               FOREIGN INVESTMENTS

         The Fund may invest up to 25% of its total assets in securities of foreign issuers.

Foreign Securities

         While investment in foreign securities is intended to reduce risk by providing further diversification, such investments involve risks in addition to the credit and market risks normally associated with domestic securities. These include sovereign risks and risks pertaining to the local economy in the country or countries in which the foreign company conducts business. Foreign investments may be affected favorably or unfavorably by changes in currency rates and exchange control regulations. There may be less publicly available information about a foreign company than about a U.S. company, and foreign companies may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those applicable to U.S companies. Securities of some foreign companies are less liquid or more volatile than securities of U.S. companies, and foreign brokerage commissions and custodian fees are generally higher than in the U.S. Investments in foreign securities may also be subject to other risks different from those affecting U.S. investments, including local political or economic developments, expropriation or nationalization of assets, imposition of withholding taxes on dividend or interest payments, currency blockage (which would prevent cash from being brought back to the U.S.), and sometimes less advantageous legal, operational, and financial protection applicable to foreign sub-custodial arrangements. These risks are carefully considered by the Adviser prior to the purchase of these securities.

Foreign Currency Transactions

         When the Fund invests in foreign securities, such securities usually will be denominated in, or salable for, foreign currencies, and the Fund temporarily may hold funds in foreign currencies. Thus, the value of Fund shares will be affected by changes in exchange rates.

         As one way of managing exchange rate risk, the Fund may enter into forward currency exchange contracts (agreements to purchase or sell currencies at a specified price and date). The exchange rate for the transaction (the amount of currency the Fund will deliver or receive when the contract is completed) is fixed when the Fund enters into the contract. The Fund usually will enter into these contracts to stabilize the U.S. dollar value of a security it has agreed to buy or sell. The Fund intends to use these contracts to hedge the U.S. dollar value of a security it already owns or intends to purchase, particularly if the Fund expects a decrease in the value of the currency in which the foreign security is denominated. Although the Fund will attempt to benefit from using forward contracts, the success of its hedging strategy will depend on the Adviser's ability to predict accurately the future exchange rates between foreign currencies and the U.S. dollar. The value of Fund's investments denominated in foreign currencies will depend on the relative strength of those currencies and the U.S. dollar, and the Fund may be affected favorably or unfavorably by changes in the exchange rates or exchange control regulations between foreign currencies and the dollar. Changes in foreign currency exchange rates also may affect the value of dividends and interest earned, gains and losses realized on the sale of securities, and net investment income and gains, if any, to be distributed to shareholders by the Fund.

                                   APPENDIX B
                             DESCRIPTION OF RATINGS

                               RATINGS IN GENERAL

         A rating of a rating service represents the service's opinion as to the credit quality of the security being rated. However, the ratings are general and are not absolute standards of quality or guarantees as to the credit worthiness of an issuer. Consequently, the Adviser believes that the quality of debt securities in which the Fund invests should be continuously reviewed and that individual analysts give different weightings to the various factors involved in credit analysis. A rating is not a recommendation to purchase, sell or hold a security because it does not take into account market value or suitability for a particular investor. Ratings are based on current information furnished by the issuer or obtained by the rating services from other sources that they consider reliable. Ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information, or for other reasons.

         The following is a description of the characteristics of ratings used by Moody's Investors Service, Inc. (Moody's) and Standard & Poor's Corporation (S&P), each of which is a NRSRO.

                                  BOND RATINGS

                               Ratings by Moody's

         Aaa. Bonds rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or an exceptionally stable margin and principal is secure. Although the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such bonds.

         Aa. Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa bonds or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa bonds.

         A. Bonds rated A posses many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

         Baa. Bonds rated Baa are considered as medium grade obligations; i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         Ba. Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

         B. Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

         Caa. Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of risk with respect to principal or interest.

         Ca. Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

         C. Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standings.

         NOTE: Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

                                 Ratings by S&P

         AAA. Debt rated AAA has the highest rating. Capacity to pay interest and repay principal is extremely strong.

         AA. Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

         A. Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

         BBB. Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher rated categories.

         BB, B, CCC, CC. Debt rated BB, B, CCC or CC is regarded, in balance, as predominately speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

         C. This rating is reserved for income bonds on which no interest is being paid.

         D. Debt rated D is in default, and payment of interest and/or repayment of principal is in arrears.

         NOTE: The ratings from AA to B may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

                            COMMERCIAL PAPER RATINGS

                               Ratings by Moody's

         Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

         Prime-1           Highest Quality
         Prime-2           Higher Quality
         Prime-3           High Quality

         If an issuer represents to Moody's that its commercial paper obligations are supported by the credit of another entity or entities, Moody's, in assigning ratings to such issuers, evaluates the financial strength of the indicated affiliated corporations, commercial banks, insurance companies, foreign governments or other entities, but only as one factor in the total rating assessment.

                                 Ratings by S&P

         A brief description of the applicable rating symbols and their meaning follows:

         A. Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designations 1, 2, and 3 to indicate the relative degree of safety.

         A-1. this designation indicates that the degree of safety regarding timely payment is very strong. Those issues determined to possess overwhelming safety characteristics will be denoted with a plus (+) sign designation.

                       STEINROE VARIABLE INVESTMENT TRUST

                              Federal Reserve Plaza
                600 Atlantic Avenue, Boston, Massachusetts 02210

                       STATEMENT OF ADDITIONAL INFORMATION

                                Dated May 1, 1997


         This Statement of Additional Information is not a prospectus, but provides additional information which should be read in conjunction with the Trust's Prospectus dated May 1, 1997 and any supplement thereto. The Prospectus may be obtained at no charge by calling Keyport Financial Services Corp. at
(800) 437-4466, or by contacting the applicable Participating Insurance Company, or the broker-dealers offering certain variable annuity contracts or variable life insurance policies issued by the Participating Insurance Company.


                                TABLE OF CONTENTS

                                                                 Page

MIXED AND SHARED FUNDING.....................................    S-2
INVESTMENT RESTRICTIONS......................................    S-3
PORTFOLIO TURNOVER...........................................    S-7
PURCHASES AND REDEMPTIONS....................................    S-7
TRUSTEES AND OFFICERS........................................    S-8
MANAGEMENT ARRANGEMENTS......................................    S-11
TRUST CHARGES AND EXPENSES...................................    S-12
CUSTODIAN....................................................    S-13
PORTFOLIO TRANSACTIONS.......................................    S-14
NET ASSET VALUE..............................................    S-17
INVESTMENT PERFORMANCE.......................................    S-18
RECORD SHAREHOLDERS..........................................    S-20
INDEPENDENT AUDITORS AND FINANCIAL STATEMENTS................    S-21
APPENDIX A - Investment Techniques and Securities............    A-1

         The SteinRoe Variable Investment Trust (the Trust) commenced operations on January 1, 1989. The Trust is an open-end, diversified management investment company currently consisting of five Funds with differing investment objectives, policies and restrictions. Currently, the Trust consists of Capital Appreciation Fund (CAF), Managed Growth Stock Fund (MGSF), Managed Assets Fund (MAF), Mortgage Securities Income Fund (MSIF) and Cash Income Fund (CIF) (individually referred to as a Fund, or by the initials indicated, or collectively as the Funds). The Trust issues shares of beneficial interest in each Fund that represent interests in a separate portfolio of securities and other assets. The Trust may add or delete Funds from time to time. The Trust is the funding vehicle for variable annuity contracts (VA contracts) and variable life insurance policies (VLI policies) offered by the separate accounts of life insurance companies (Participating Insurance Companies).

                            MIXED AND SHARED FUNDING


         As described above, the Trust serves as a funding medium for VA contracts and VLI policies of Participating Insurance Companies, so-called mixed and shared funding. As of the date of this Statement of Additional Information, the Participating Insurance Companies are Keyport Life Insurance Company (Keyport), Independence Life & Annuity Company (a wholly owned subsidiary of Keyport) (Independence), Liberty Life Assurance Company of Boston (an affiliate of Liberty Mutual Insurance Company) (Liberty Life), and, with respect to CAF, Transamerica Occidental Life Insurance Company, First Transamerica Life Insurance Company, Great-West Life & Annuity Insurance Company and Providian Life and Health Insurance Company. Keyport is an indirect wholly owned subsidiary of Liberty Financial Companies, Inc. ("LFC"). As of March 31, 1997, approximately 80.6% of the combined voting power of LFC's outstanding voting stock was held by Liberty Mutual Insurance Company (Liberty Mutual). The other existing Participating Insurance Companies are not affiliated with Keyport or Liberty Mutual. One or more of the Funds may from time to time become funding vehicles for VA contracts or VLI policies of other Participation Insurance Companies, including other entities not affiliated with Keyport or Liberty Mutual.


         The interests of owners of VA contracts and VLI policies could diverge based on differences in state regulatory requirements, changes in the tax laws or other unanticipated developments. The Trust does not foresee any such differences or disadvantages at this time. However, the Trustees will monitor for such developments to identify any material irreconcilable conflicts and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more separate accounts might be required to withdraw its investments in one or more Funds or shares of another Fund may be substituted. This might force a Fund to sell securities at disadvantageous prices.

                             INVESTMENT RESTRICTIONS

         Each Fund operates under the investment restrictions listed below. Restrictions numbered (i) through (viii) are fundamental policies which may not be changed for a Fund without approval of a majority of the outstanding voting shares of a Fund, defined as the lesser of the vote of (a) 67% of the shares of a Fund at a meeting where more than 50% of the outstanding shares are present in person or by proxy or (b) more than 50% of the outstanding shares of a Fund. Other restrictions are not fundamental policies and may be changed with respect to a Fund by the Trustees without shareholder approval.

         The following investment restrictions apply to each Fund except as otherwise indicated.

         A Fund may not:

         (i) with respect to 75% of the value of the total assets of a Fund, invest more than 5% of the value of its total assets, taken at market value at the time of a particular purchase, in the securities of any one issuer, except (a) securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, and (b) [with respect to Cash Income Fund only] certificates of deposit, bankers' acceptances and repurchase agreements;

         (ii) purchase securities of any one issuer if more than 10% of the outstanding voting securities of such issuer would at the time be held by the Fund;

         (iii) act as an underwriter of securities, except insofar as it may be deemed an underwriter for purposes of the Securities Act of 1933 on disposition of securities acquired subject to legal or contractual restrictions on resale;

         (iv) invest in a security if more than 25% of its total assets (taken at market value at the time of a particular purchase) would be invested in the securities of issuers in any particular industry, except that this restriction does not apply to: (i) securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities,
                      (ii) [with respect to Cash Income Fund only] certificates of deposit and bankers' acceptances and repurchase agreements or (iii) [as to the Cash Income Fund only] securities of issuers in the financial services industry;

         (v) purchase or sell real estate (although it may purchase securities secured by real estate or interests therein, and securities issued by companies which invest in real estate or interests therein), commodities or commodity contracts (except that it may enter into (a) futures and options on futures and (b) forward contracts);

         (vi) purchase securities on margin (except for use of short-term credits as are necessary for the clearance of transactions), make short sales of securities, or participate on a joint or a joint and several basis in any trading account in securities (except in connection with transactions in options, futures, and options on futures);

         (vii) make loans, but this restriction shall not prevent a Fund from (a) buying a part of an issue of bonds, debentures, or other obligations which are publicly distributed, or from investing up to an aggregate of 15% of its total assets (taken at market value at the time of each purchase) in parts of issues of bonds, debentures or other obligations of a type privately placed with financial institutions, (b) investing in repurchase agreements, or
                      (c) lending portfolio securities, provided that it may not lend securities if, as a result, the aggregate value of all securities loaned would exceed 15% of its total assets (taken at market value at the time of such loan); or

         (viii) borrow, except that it may (a) borrow up to 33 1/3% of its total assets from banks, taken at market value at the time of such borrowing, as a temporary measure for extraordinary or emergency purposes, but not to increase portfolio income (the total of reverse repurchase agreements and such borrowings will not exceed 33 1/3% of its total assets, and the Fund will not purchase additional securities when its borrowings, less proceeds receivable from sales of portfolio securities, exceed 5% of its total assets) and (b) enter into transactions in options, futures, and options on futures.

         Each Fund is also subject to the following restrictions and policies, which are not fundamental and may be changed by the Trustees without shareholder approval.

         A Fund may not:

         (a) invest in companies for the purpose of exercising control or management;

         (b) purchase more than 3% of the stock of another investment company; or purchase stock of other investment companies equal to more than 5% of the Fund's total assets (valued at time of purchase) in the case of any one other investment company and 10% of such assets (valued at the time of purchase) in the case of all other investment companies in the aggregate; any such purchases are to be made in the open market where no profit to a sponsor or dealer results from the purchase, other than the customary broker's commission, except for securities acquired as part of a merger, consolidation or acquisition of assets;

         (c) mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any securities owned or held by it, except as may be necessary in


                                      S-4
                      connection with (i) permitted borrowings and (ii) options, futures and options on futures;

         (d) issue senior securities, except to the extent permitted by the Investment Company Act of 1940 (including permitted borrowings);

         (e) purchase portfolio securities for the Fund from, or sell portfolio securities to, any of the officers and directors or Trustees of the Trust or of its investment adviser;

         (f) invest more than 5% of its net assets (valued at time of purchase) in warrants, nor more than 2% of its net assets in warrants that are not listed on the New York or American Stock Exchanges;

         (g) write an option on a security unless the option is issued by the Options Clearing Corporation, an exchange or similar entity;

         (h) buy or sell an option on a security, a futures contract or an option on a futures contract unless the option, the futures contract or the option on the futures contract is offered through the facilities of a recognized securities association or listed on a recognized exchange or similar entity;

         (i) purchase a put or call option if the aggregate premiums paid for all put and call options exceed 20% of its net assets (less the amount by which any such positions are in-the-money), excluding put and call options purchased as closing transactions; or

         (j) invest more than 15% [except as to the Cash Income Fund, 10%] of the Fund's net assets (taken at market value at the time of each purchase) in illiquid securities including repurchase agreements maturing in more than seven days.

         Further, as to the Cash Income Fund with respect to 100% of its assets, SEC rules prohibit the Fund from investing more than 5% of its assets, taken at market value at the time of purchase, in the securities of any one issuer; provided that (i) the Fund may invest more than 5% of its assets in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities and (ii) the Fund may invest more than 5% of its assets for a period of up to three business days after the purchase thereof (but not more than 25% of its assets) in the securities of any one first-tier issuer (as determined by Securities and Exchange Commission rules); provided, further, that the Fund may not make more than one investment in accordance with this exception at any one time.

         Under normal market conditions, the Cash Income Fund will invest at least 25% of its assets in securities of issuers in the financial services industry. This policy may cause the Fund to be more adversely affected by changes in market or economic conditions and other circumstances affecting the financial services industry. The financial services industry includes issuers that, according to the Directory of Companies Required to File Annual Reports with the Securities and Exchange Commission (the Commission), are in the following categories: state banks; national banks; savings and loan holding companies; personal credit institutions; business credit institutions; mortgage-backed securities; finance-services; security and commodity brokers, dealers and services; life, accident and health insurance carriers; fire, marine, casualty and surety insurance carriers; insurance agents, brokers and services.

Additional Voluntary Restrictions Pertaining to Capital Appreciation Fund

         The Capital Appreciation Fund also is subject to the following additional restrictions and policies under certain applicable insurance laws pertaining to variable annuity contract separate accounts. These policies and restrictions are not fundamental and may be changed by the Trustees without shareholder approval:

         The borrowing limits for the Fund are (1) 10% of net asset value when borrowing for any general purpose and (2) 25% of net asset value when borrowing as a temporary measure to facilitate redemptions. For this purpose, net asset value is the market value of all investments or assets owned less outstanding liabilities of the Fund at the time that any new or additional borrowing is undertaken.

         The Fund also will be subject to the following diversification guidelines pertaining to investments in foreign securities:

1. The Fund will be invested in a minimum of five different foreign countries at all times when it holds investments in foreign securities. However, this minimum is reduced to four when foreign country investments comprise less than 80% of the Fund's net asset value; to three when less than 60% of such value; to two when less than 40%, and to one when less than 20%.

2. Except as set forth in item 3 below, the Fund will have no more than 20% of its net asset value invested in securities of issuers located in any one foreign country.

3. The Fund may have an additional 15% of its value invested in securities of issuers located in any one of the following countries: Australia, Canada, France, Japan, the United Kingdom or Germany.

         If a percentage limit with respect to any of the foregoing fundamental and non-fundamental policies is satisfied at the time of investment or borrowing, a later increase or decrease in a Fund's assets will not constitute a violation of the limit.

                               PORTFOLIO TURNOVER


         The portfolio turnover of each Fund will vary from year to year. Although no Fund will trade in securities for short-term profits, when circumstances warrant securities may be sold without regard to the length of time held. Portfolio turnover for each Fund (other than Cash Income Fund) is shown under "FINANCIAL HIGHLIGHTS" in the Prospectus. See "PORTFOLIO TURNOVER" in the Prospectus for a discussion of certain factors which may produce relatively high turnover in certain of the Funds.



         A 100% turnover rate would occur if all of the securities in the portfolio were sold and either repurchased or replaced within one year. The Funds pay brokerage commissions in connection with options and futures transactions and effecting closing purchase or sale transactions, as well as for the purchases and sales of other portfolio securities other than fixed income securities. If a Fund writes a substantial number of call or put options (on securities or indexes) or engages in the use of futures contracts or options on futures contracts (all referred to as "Collateralized Transactions"), and the market prices of the securities underlying the Collateralized Transactions move inversely to the Collateralized Transaction, there may be a very substantial turnover of the portfolios.

                            PURCHASES AND REDEMPTIONS

         Purchases and redemptions are discussed in the Prospectus under the headings "PURCHASES AND REDEMPTIONS" and "NET ASSET VALUE."


         Each Fund's net asset value is determined on days on which the New York Stock Exchange ("NYSE") is open for trading. The NYSE is regularly closed on Saturdays and Sundays and on New Year's Day, the third Monday in February, Good Friday, the last Monday in May, Independence Day, Labor Day, Thanksgiving and Christmas. If one of these holidays falls on a Saturday or Sunday, the NYSE will be closed on the preceding Friday or the following Monday, respectively. Net asset value will not be determined on days when the NYSE is closed unless, in the judgment of the Trustees, the net asset value of a Fund should be determined on any such day, in which case the determination will be made at 4:00 p.m., Eastern time.

         The Trust reserves the right to suspend or postpone redemptions of shares of any Fund during any period when: (a) trading on the NYSE is restricted, as determined by the Commission, or the NYSE is closed for other than customary weekend and holiday closing; (b) the Commission has by order permitted such suspension; or (c) an emergency, as determined by the Commission, exists, making disposal of portfolio securities or the valuation of net assets of such Fund not reasonably practicable.

                              TRUSTEES AND OFFICERS

         The following table sets forth certain information with respect to the Trustees and officers of the Trust:


                                                     Position(s) held               Principal occupations
Name and Address                      Age            with the Trust                 during past five years
----------------                      ---            ----------------               ----------------------
Richard R. Christensen(1)             64             President and                  President, Liberty Investment
Federal Reserve Plaza                                Trustee                        Services, Inc.;  since
600 Atlantic Avenue                                                                 1994, President, Liberty
Boston, MA  02210                                                                   Asset Management
                                                                                    Company

John A. Bacon Jr.                     64             Trustee                        Private investor
4N640 Honey Hill Road
Box 296
Wayne, IL  60184

Salvatore Macera                      66             Trustee                        Private investor
20 Rowes Wharf
Boston, MA  02109

Dr. Thomas E. Stitzel                 57             Trustee                        Professor of Finance,
2208 Tawny Woods Place                                                              College of Business,
Boise, ID  83706                                                                    Boise State University;
                                                                                    business consultant and author

Gary A. Anetsberger                   41             Treasurer                      Senior Vice President,
One South Wacker Drive                                                              Stein Roe & Farnham
Chicago, IL  60606                                                                  Incorporated since April
1996;  Vice President                                                               prior thereto

----------
(1) Trustee who is an "interested person," as defined in the Investment Company
    Act of 1940, of the Trust, the Adviser or a Participating Insurance Company
    which is an affiliate of the Trust or the Adviser.


                                      S-8


                                                     Position(s) held               Principal occupations
Name and Address                      Age            with the Trust                 during past five years
----------------                      ---            ----------------               ----------------------
Sharon R. Robertson                   35             Controller                     Associate, Stein Roe &
One South Wacker Drive                                                              Incorporated
Chicago, IL  60606

E. Bruce Dunn                         63             Vice President                 Senior Vice President,
One South Wacker Drive                                                              Stein Roe & Farnham
Chicago, IL  60606                                                                  Incorporated.

Richard B. Peterson                   56             Vice President                 Senior Vice President,
One South Wacker Drive                                                              Stein Roe & Farnham
Chicago, IL  60606                                                                  Incorporated

Harvey B. Hirschhorn                  47             Vice President                 Executive Vice President,
One South Wacker Drive                                                              Stein Roe & Farnham
Chicago, IL  60606                                                                  Incorporated

Michael T. Kennedy                    35             Vice President                 Senior Vice President
One South Wacker Drive                                                              (October 1994 to
Chicago, IL  60606                                                                  present), Vice President
                                                                                    (prior thereto), Stein Roe &
                                                                                    Farnham Incorporated

Jane M. Naeseth                       47             Vice President                 Senior Vice President
One South Wacker Drive                                                              (1991 to present), Vice
Chicago, IL  60606                                                                  President (1989-1990),
                                                                                    Stein Roe & Farnham
                                                                                    Incorporated

Erik P. Gustafson                     33             Vice President                 Senior Vice President
One South Wacker Drive                                                              (April 1996 to present),
Chicago, IL  60606                                                                  Vice President (1994 to
                                                                                    April 1996), Associate (prior
                                                                                    thereto), Stein Roe
                                                                                    & Farnham Incorporated


                                      S-9


                                                     Position(s) held               Principal occupations
Name and Address                      Age            with the Trust                 during past five years
----------------                      ---            ----------------               ----------------------
Timothy K. Armour                     48             Vice President                 President, Mutual Funds
One South Wacker Drive                                                              division, Stein Roe &
Chicago, IL  60606                                                                  Farnham Incorporated
                                                                                    since June 1992;  Senior
                                                                                    Vice President and
                                                                                    Director of Marketing of
                                                                                    Citibank Illinois, prior
                                                                                    thereto

Jilaine Hummel Bauer                  41             Vice President                 Senior Vice President,
One South Wacker Drive                                                              Stein Roe & Farnham
Chicago, IL  60606                                                                  Incorporated

John A. Benning                       62             Secretary                      Senior Vice President,
Federal Reserve Plaza                                                               General Counsel and
600 Atlantic Avenue                                                                 Secretary, Liberty
Boston, MA  02210                                                                   Financial Companies, Inc.

Kevin M. Carome                       41             Assistant Secretary            Since August 1993, Federal
Reserve Plaza                                                                       Associate General
600 Atlantic Avenue                                                                 Counsel and (since
Boston, MA  02210                                                                   February 1995) Vice
                                                                                    President, Liberty
                                                                                    Financial Companies, Inc.;
                                                                                    prior thereto, Associate,
                                                                                    Ropes & Gray, Boston,
                                                                                    Massachusetts


         As indicated in the above table, certain Trustees and officers of the Trust also hold positions with Stein Roe & Farnham Incorporated, LFC and/or their affiliates. Certain of the Trustees and certain officers of the Trust hold comparable positions with certain other investment companies managed by Stein Roe & Farnham Incorporated or sponsored by other affiliates of LFC.

Compensation of Trustees

         The table set forth below presents certain information regarding the fees paid to the Trustees for their services in such capacity and total fees paid to them by all other investment companies affiliated with the Trust. Trustees do not receive any pension or retirement benefits from the Trust. No officers of the Trust or other individuals who are affiliated with the Trust receive any compensation from the Trust for services provided to it.


                               Compensation Table
------------------------------------------------------------------------------
                                                     Total Compensation
                                                     From the Trust and
                                                     Affiliated Investment
Name of Trustee        Aggregate 1996 Compensation*  Companies in 1996**
---------------        ---------------------------   -----------------

Richard R. Christensen                --                            --
John A. Bacon Jr.                $18,000                       $27,000
Salvatore Macera                  18,000                        27,000
Dr. Thomas E. Stitzel             18,000                        27,000

----------
*   Consists of Trustee fees in the amount of (i) a $10,000 annual retainer,
    (ii) a $2,000 meeting fee for each meeting attended in person and (iii) a $1,000 meeting fee for each telephone meeting. Beginning in 1997, the fee for meetings attended in person has been increased to $3,000 per meeting.

** Includes Trustee fees paid by the Trust and by Keyport Variable Investment Trust.


                             MANAGEMENT ARRANGEMENTS


         As described in the Prospectus, the portfolio of each Fund is managed by Stein Roe & Farnham Incorporated (Adviser). Each Fund has its own Advisory Agreement with the Adviser. The Adviser is a wholly owned direct subsidiary of SteinRoe Services, Inc., which in turn is a wholly owned direct subsidiary of LFC. LFC, in turn, is a majority owned indirect subsidiary of Liberty Mutual.

         The directors of the Adviser are Kenneth R. Leibler, C. Allen Merritt, Jr., Hans P. Ziegler, Timothy K. Armour, and Harold W. Cogger. Mr. Leibler is President and Chief Executive Officer of LFC; Mr. Merritt is Executive Vice President and Treasurer of LFC; Mr. Ziegler is Chairman and Chief Executive Officer of the Adviser; Mr. Armour is President of the Adviser's Mutual Funds division; and Mr. Cogger is Executive Vice President of LFC. The business address of Messrs. Leibler, Merritt and Cogger is Federal Reserve Place, 600 Atlantic Avenue, Boston, Massachusetts 02210; that of Messrs. Ziegler and Armour is One South Wacker Drive, Chicago, Illinois 60606.


         The Adviser, at its own expense, provides office space, facilities and supplies, equipment and personnel for the performance of its functions under each Fund's Advisory Agreement and pays all compensation of the Trustees, officers and employees who are employees of the Adviser.

         Each Fund's Advisory Agreement provides that neither the Adviser nor any of its directors, officers, stockholders (or partners of stockholders), agents, or employees shall have any liability to the Trust or any shareholder of the Fund for any error or judgment, mistake of law or any loss arising out of any investment, or for any other act or omission in the performance by the Adviser of its duties under the Advisory Agreement, except for liability resulting from willful misfeasance, bad faith or gross negligence on the Adviser's part in the performance of its duties or from reckless disregard by the Adviser of the Adviser's obligations and duties under the Advisory Agreement.

         Under an Administration Agreement with the Trust, the Adviser provides each Fund with administrative services, excluding investment advisory services. Specifically, the Adviser is responsible for preparing financial statements, providing office space and equipment in connection with the maintenance of the headquarters of the Trust, preparation and filing required reports and tax returns, arrangements for meetings, maintenance of the Trust's corporate books and records, communication with shareholders, providing internal legal services and oversight of custodial, accounting and other services provided to the Funds by others. The Administration Agreement provides that the Adviser may, in its discretion, arrange for administrative services to be provided to the Trust by LFC or any of LFC's majority or greater owned subsidiaries.

         Under separate agreements, the Adviser also acts as the agent of the Funds for the transfer of shares, disbursement of dividends and maintenance of shareholder account records, and provides certain pricing and other record keeping services to the Funds. The Trust believes that the charges by the Administrator to the Trust for these services are comparable to those of other companies performing similar services.

                           TRUST CHARGES AND EXPENSES
Management Fees:


         During each year in the three year period ended December 31, 1996, pursuant to the advisory contracts described in the Prospectus, each Fund paid the Adviser management fees as follows:

                                    1994         1995             1996
                                    ----------   -------------    -------
Capital Appreciation Fund:          $583,720     $  690,902       $  850,612
Managed Growth Stock Fund:          $523,437     $  586,298       $  743,602
Managed Assets Fund:                $913,231     $1,009,369       $1,293,967
Mortgage Securities Income Fund:    $324,958     $  316,804       $  334,914
Cash Income Fund:                   $296,330     $  241,257       $  229,758


Administrative Expenses:


         During each year in the three year period ended December 31, 1996, pursuant to the Administration Agreement described above, each Fund paid the Adviser or an affiliate thereof administrative fees as follows:

                                    1994       1995       1996
                                    -------    -------    -------
Capital Appreciation Fund:          $175,116   $207,244   $255,184
Managed Growth Stock Fund:          $157,031   $175,868   $223,081
Managed Assets Fund:                $304,411   $336,418   $431,322
Mortgage Securities Income Fund:    $121,354   $118,789   $125,593
Cash Income Fund:                   $126,999   $103,394   $ 98,468

         In addition, during each such year each Fund paid the Adviser or an affiliate thereof $7,500 for transfer agent services.


Expense Limitation:

         The Adviser has agreed to reimburse all expenses of the Funds as follows through April 30, 1998:

Fund              Expenses Exceeding
----              ------------------

CAF and MGSF      0.80% of average net assets
MAF               0.75% of average net assets
MSIF              0.70% of average net assets
CIF               0.65% of average net assets


         Pursuant to such limitations the total expenses of the Mortgage Securities Income Fund were reduced during 1996 by $14,831:


                                    CUSTODIAN

         State Street Bank and Trust Company (the Bank), 225 Franklin Street, Boston, Massachusetts 02110, is the custodian for the Trust. It is responsible for holding all securities and cash of each Fund, receiving and paying for securities purchased, delivering against payment securities sold, receiving and collecting income from investments, making all payments covering expenses of the Trust, and performing other administrative duties, all as directed by authorized persons. The Bank does not exercise any supervisory function in such matters as purchase and sale of portfolio securities, payment of dividends or payment of expenses of the Funds. Portfolio securities purchased in the U.S. are maintained in the custody of the Bank or other domestic banks or depositories. Portfolio securities purchased outside of the U.S. are maintained in the custody of foreign banks and trust companies who are members of the Bank's Global Custody Network and foreign depositories (foreign sub-custodians).

         With respect to foreign sub-custodians, there can be no assurance that a Fund, and the value of its shares, will not be adversely affected by acts of foreign governments, financial or operational difficulties of the foreign sub-custodians, difficulties and costs of obtaining jurisdiction over, or enforcing judgments against, the foreign sub-custodians or application of foreign law to a

Fund's foreign subcustodial arrangements. Accordingly, an investor should recognize that the noninvestment risks involved in holding assets abroad are greater than those associated with investing in the U.S.

         The Funds may invest in obligations of the Bank and may purchase or sell securities from or to the Bank.

                             PORTFOLIO TRANSACTIONS

         The Adviser places orders for the purchase and sale of portfolio securities and options and futures contracts on behalf of each Fund. The Adviser's overriding objective in effecting portfolio transactions is to seek to obtain the best combination of price and execution. The best net price, giving effect to brokerage commissions, if any, and other transaction costs, normally is an important factor in this decision, but a number of other judgmental factors may also enter into the decision. These include: the Adviser's knowledge of negotiated commission rates currently available and other current transaction costs; the nature of the security being traded; the size of the transaction; the desired timing of the trade; the activity existing and expected in the market for the particular security; confidentiality; the execution, clearance and settlement capabilities of the broker-dealer selected and others that are considered; the Adviser's knowledge of the financial stability of the broker-dealer selected and such other brokers or dealers; and the Adviser's knowledge of actual or apparent operational problems of any broker-dealer. Recognizing the value of these execution, clearance and settlement factors, a Fund may pay a brokerage commission in excess of that which another broker-dealer may have charged for effecting the same transaction. Evaluations of the reasonableness of brokerage commissions, based on the foregoing factors, are made on an ongoing basis by the Adviser's staff while effecting portfolio transactions. The general level of brokerage commissions paid is reviewed by the Adviser, which reports annually to the Board.


         With respect to transactions in securities involving brokerage commissions, when more than one broker-dealer is believed to be capable of providing the best combination of price and execution with respect to a particular portfolio transaction for a Fund, the Adviser often selects a broker-dealer that has furnished it with research products or services such as research reports, subscriptions to financial publications and research compilations, compilations of securities prices, earnings, dividends, and similar data, and computer data bases, quotation equipment and services, and research-oriented computer software and services, and services of economic or other consultants. Selection of brokers or dealers is not made pursuant to an agreement or understanding with any of the broker-dealers; however, the Adviser uses an internal allocation procedure to identify those broker-dealers who provide it with research products or services and the amount of research products or services they provide, and endeavors to direct sufficient commissions generated by its clients' accounts in the aggregate, including the Funds, to such broker-dealers to ensure the continued receipt of research products or services the Adviser feels are useful. In certain instances, the Adviser receives from broker-dealers products or services which are used both as investment research and for administrative, marketing or other non-research purposes. In such instances, the Adviser makes a good faith effort to determine the relative proportions of such products or services which may be considered as investment research. The portion of the costs of such products or services attributable to research usage may be defrayed by the Adviser through brokerage commissions generated by client transactions (without prior agreement or understanding, as noted above), while the portion of the costs attributable to non-research usage of such products or services is paid by the Adviser in cash. No person acting on behalf of the Trust or any Fund is authorized, in recognition of the value of research products or services, to pay a commission in excess of that which another broker-dealer might have charged for effecting the same transaction. The Adviser also may receive research in connection with selling concessions and designations in fixed price offerings in which the Funds participate. Research products or services furnished by broker-dealers through whom a Fund effects transactions may be used in servicing any or all of the clients of the Adviser and not all of such research products or services are used in connection with the management of the Trust.

         As stated above, the Adviser's overriding objective in effecting portfolio transactions for the Funds is to seek to obtain the best combination of price and execution. However, consistent with the provisions of the Rules of Conduct of the National Association of Securities Dealers, Inc., the Adviser may, in selecting broker-dealers to effect portfolio transactions for the Funds, and where more than one broker-dealer is believed capable of providing the best combination of price and execution with respect to a particular transaction, select a broker-dealer in recognition of its sales of VA contracts or VLI policies offered by Participating Insurance Companies. The Adviser maintains an internal procedure to identify broker-dealers which have sold VA contracts or VLI policies, and the amount of VA contracts or VLI policies sold by them. Except as described in the next following sentence, neither the Trust nor any Fund nor the Adviser has entered into any agreement with, or made any commitment to, any unaffiliated broker-dealer which would bind the Adviser, the Trust or any Fund to compensate any such broker-dealer, directly or indirectly, for sales of VA contracts or VLI policies. The Adviser has entered into arrangements with sponsors of programs for the sale of VA contracts issued by Participating Insurance Companies which are not affiliates of the Adviser pursuant to which the Adviser pays the sponsor from the Adviser's fee for managing CAF an amount in respect of CAF assets allocable to CAF shares held in separate accounts of such unaffiliated Participating Insurance Companies in respect of VA contracts issued by such entities and sold through such arrangements. The Adviser does not cause the Trust or any Fund to pay brokerage commissions higher than those obtainable from other broker-dealers in recognition of such sales of VA contracts or VLI policies.


         In light of the fact that the Adviser may also provide advisory services to the Participating Insurance Companies, and to other advisory accounts that may or may not be registered investment companies, securities of the same issuer may be included, from time to time, in the portfolios of the Funds and these other entities where it is consistent with their respective investment objectives. If these entities desire to buy or sell the same portfolio security at about the same time, combined purchases and sales may be made, and in such event the security purchased or sold normally will be allocated at the average price and as nearly as practicable on a pro-rata basis in proportion to the amounts desired to be purchased or sold by each entity. While it is possible that in certain instances this procedure could adversely affect the price or number of shares involved in the Funds' transactions, it is believed that the procedure generally contributes to better overall execution of the Funds' portfolio transactions.

         Because the Adviser's personnel may also provide investment advisory services to the Participating Insurance Companies and other advisory clients, it may be difficult to quantify the relative benefits received by the Trust and these other entities from research provided by broker-dealers.


         The Trust has arranged for the Bank, as its custodian, to act as a soliciting dealer to accept any fees available to the Bank as a soliciting dealer in connection with any tender offer for a Fund's portfolio securities. The Bank will credit any such fees received against its custodial fees. In addition, the Board periodically reviews the legal developments pertaining to and the practicability of attempting to recapture underwriting discounts and selling concessions when portfolio securities are purchased in underwritten offerings. However, the Board has been advised by counsel that recapture by a mutual fund currently is not permitted under the Rules of Conduct of the National Association of Securities Dealers, Inc.


         The Trust's purchases and sales of securities not traded on securities exchanges generally are placed by the Adviser with market makers for these securities on a net basis, without any brokerage commissions being paid by the Trust. Net trading does involve, however, transaction costs. Included in prices paid to underwriters of portfolio securities is the spread between the price paid by the underwriter to the issuer and the price paid by the purchasers. Each Fund's purchases and sales of portfolio securities in the over-the-counter market usually are transacted with a broker-dealer on a net basis without any brokerage commission being paid by such Fund, but do reflect the spread between the bid and asked prices. The Adviser may also transact purchases of some portfolio securities directly with the issuers.

         With respect to a Fund's purchases and sales of portfolio securities transacted with a broker or dealer on a net basis, the Adviser may also consider the part, if any, played by the broker or dealer in bringing the security involved to the Adviser's attention, including investment research related to the security and provided to the Fund.

         The table below shows information on brokerage commissions paid by Capital Appreciation Fund, Managed Growth Stock Fund and Managed Assets Fund during the periods indicated. Cash Income Fund and Mortgage Securities Income Fund did not pay commissions on any of their transactions.

------------------------------------- ------------------------- -------------------------- --------------------------
                                      Capital Appreciation      Managed Assets             Managed Growth
                                      Fund                      Fund                       Stock Fund
------------------------------------- ------------------------- -------------------------- --------------------------
Total amount of brokerage
commissions
paid during fiscal year
ended 12/31/96                        $316,995                  $304,087                   $81,270
------------------------------------- ------------------------- -------------------------- --------------------------
Amount of commissions paid to
brokers or dealers who supplied
research services to the Adviser
                                      $294,393                  $296,862                   $77,970
------------------------------------- ------------------------- -------------------------- --------------------------
Total dollar amount involved in
such transactions:                    $129,739,455              $166,476,759               $60,289,503
------------------------------------- ------------------------- -------------------------- --------------------------
Amount of commissions
paid to brokers or dealers
that were allocated to such
brokers or dealers by the
Fund's portfolio manager
because of research services
provided to the Fund                  $79,837                   $73,178                    $13,200
------------------------------------- ------------------------- -------------------------- --------------------------
Total dollar amount involved in
such transactions:                    $34,560,978               $36,852,708                $10,481,354
------------------------------------- ------------------------- -------------------------- --------------------------
Total brokerage fees paid
during fiscal year ended
12/31/95:                             $485,545                  $273,626                   $109,831
------------------------------------- ------------------------- -------------------------- --------------------------
Total brokerage fees paid
during fiscal year ended
12/31/94:                             $353,943                  $219,454                   $166,006
------------------------------------- ------------------------- -------------------------- --------------------------


                                 NET ASSET VALUE

         The net asset value of the shares of each of the Funds is determined by dividing the total assets of each Fund, less all liabilities (including accrued expenses), by the total number of shares outstanding.

         The valuation of the Cash Income Fund's securities is based upon their amortized cost, which does not take into account unrealized gains or losses. This method involves initially valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Cash Income Fund would receive if it sold the security. During periods of declining interest rates, the quoted yield on shares of the Cash Income Fund may tend to be higher than a like computation made by a fund with identical investments utilizing a method of valuation based upon market prices and estimates of market prices for all of its portfolio securities. Thus, if the use of amortized cost by the Fund resulted in a lower aggregate portfolio value on a particular day, a prospective investor in the Cash Income Fund would be able to obtain a somewhat higher yield if he purchased shares of the Cash Income Fund on that day than would result from investment in a fund utilizing solely market values, and existing investors in the Cash Income Fund would receive less investment income. The converse would apply in a period of rising interest rates.

         The proceeds received by each Fund for each purchase or sale of its shares, and all income, earnings, profits and proceeds thereof, subject only to the rights of creditors, will be specifically allocated to such Fund, and constitute the underlying assets of that Fund. The underlying assets of each Fund will be segregated on the books of account, and will be charged with the liabilities in respect to such Fund and with a share of the general liabilities of the Trust.

                             INVESTMENT PERFORMANCE

         Cash Income Fund may quote a "Current Yield" or "Effective Yield" from time to time. The Current Yield is an annualized yield based on the actual total return for a seven-day period. The Effective Yield is an annualized yield based on a daily compounding of the Current Yield. These yields are each computed by first determining the "Net Change in Account Value" for a hypothetical account having a share balance of one share at the beginning of a seven-day period ("Beginning Account Value"), excluding capital changes. The Net Change in Account Value will always equal the total dividends declared with respect to the account, assuming a constant net asset value of $1.00.

         The yields are then computed as follows:

         Current Yield =   Net Change in Account Value              365
                           ---------------------------              ---
                           Beginning Account Value           X      7

                                                         365/7
                           [1 + Net Change in Account Value]
                           ---------------------------------
         Effective Yield = Beginning Account Value                - 1


         For example, the yield of Cash Income Fund for the seven-day period ended December 31, 1996 was:

                           $0.000983030          X       365
                           ------------                  ---
         Current Yield =   $1.00                          7      = 5.13%

                                                             365/7
                           [1 + $0.000983030]
                           ------------------
         Effective Yield = $1.00                        - 1      = 5.26%

         In addition to fluctuations reflecting changes in net income of Cash Income Fund resulting from changes in income earned on its portfolio securities and in its expenses, Cash Income Fund's yield also would be affected if the Fund were to restrict or supplement its dividends in order to maintain its net asset value at $1.00. Portfolio changes resulting from net purchases or net redemptions of Cash Income Fund shares may affect yield. Accordingly, Cash Income Fund's yield may vary from day to day and the yield stated for a particular past period is not a representation as to its future yield. Cash Income Fund's yield is not guaranteed and its principal is not insured; however, the Fund will attempt to maintain its net asset value per share at $1.00.

         Each of the Funds may quote total return figures from time to time. Total return on a per share basis is the amount of dividends received per share plus or minus the change in the net asset value per share for a given period. Total return percentage may be calculated by dividing the value of a share at the end of a given period by the value of the share at the beginning of the period and subtracting one.

         Average Annual Total Return is computed as follows:

                                  ERV = P(1+T)(n)
Where:
                  P        =        a hypothetical initial payment of $1,000
                  T        =        average annual total return
                  n        =        number of years
                  ERV      =        ending redeemable value of a hypothetical
                                    $1,000 payment made at the beginning of the period (or fractional portion thereof).

         For example, for a $1,000 investment in the Funds, the "Total Return," the "Total Return Percentage," and the "Average Annual Total Return" for the life of those Funds (from January 1, 1989 to December 31, 1996 were:


                                            Total Return    Average Annual
Fund                     Total Return       Percentage      Total Return
------------             ------------       ------------    --------------

Capital                    $3,647           264.75%           17.56%
Appreciation
Fund

Managed Growth             $3,347           234.67%           16.30%
Stock Fund

Managed Assets             $2,566           156.65%           12.50%
Fund

Mortgage Securities        $1,892            89.26%            8.30%
Income Fund

Cash Income Fund           $1,516            52.28%            5.40%


         The figures contained in this "Investment Performance" section assume reinvestment of all dividends and distributions. They are not necessarily indicative of future results. The performance of a Fund is a result of conditions in the securities markets, portfolio management, and operating expenses. Although information such as that shown above is useful in reviewing a Fund's performance and in providing some basis for comparison with other investment alternatives, it should not be used for comparison with other investments using different reinvestment assumptions or time periods. The Funds' total returns do not reflect the cost of insurance and other insurance company separate account charges which vary with the VA contracts and VLI policies offered through the separate accounts of the Participating Insurance Companies.

         In advertising and sales literature, a Fund may compare its performance with that of other mutual funds, indexes or averages of other mutual funds, indexes of related financial assets or data, and other competing investment and deposit products available from or through other financial institutions. The composition of these indexes or averages differs from that of the Funds. Any comparison of a Fund to an alternative investment should consider differences in features and expected performance.

                               RECORD SHAREHOLDERS

         All the shares of the Funds are held of record by sub-accounts of separate accounts of Participating Insurance Companies on behalf of the owners of VLI policies and VA contracts, or by the general account of Keyport. At March 31, 1997 the general account of Keyport owned of record less than 25% of the outstanding shares of all the Funds.

         At all meetings of shareholders of the Funds each Participating Insurance Company will vote the shares held of record by sub-accounts of its separate accounts only in accordance with the instructions received from the VLI policy and VA contract owners on behalf of whom such shares are held. All such shares as to which no instructions are received (as well as, in the case of Keyport, all shares held by its general account) will be voted in the same proportion as shares as to which instructions are received (with Keyport's general account shares being voted in the proportions determined by instructing owners of Keyport VLI policies and VA contracts). Accordingly, each Participating Insurance Company disclaims beneficial ownership of the shares of the Funds held of record by the sub-accounts of its separate accounts (or, in the case of

Keyport, its general account). The Trust has not been informed that any Participating Insurance Company knows of any owner of a VA contract or VLI policy which on March 31, 1997 owned beneficially 5% or more of the outstanding shares of any Fund.

                  INDEPENDENT AUDITORS AND FINANCIAL STATEMENTS

         KPMG Peat Marwick LLP are the Trust's independent auditors. The financial statements incorporated by reference in this Statement of Additional Information have been so incorporated, and the schedule of the financial highlights has been included in the Prospectus, in reliance upon the upon the report of KPMG Peat Marwick LLP given on the authority of said firm as experts in accounting and auditing.


         The financial statements of the Trust and Report of Independent Auditors appearing on pages 10 to 38 of the December 31, 1996 Annual Report of the Trust are incorporated in this Statement of Additional Information by reference.

                                   APPENDIX A

                      INVESTMENT TECHNIQUES AND SECURITIES

MONEY MARKET INSTRUMENTS

         Each of the Funds may invest in money market instruments to the extent and of the type and quality described in the Prospectus.

Certificates of Deposits

         Certificates of deposit are receipts issued by a bank in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the Certificate. The Certificate usually can be traded in the secondary market prior to maturity.

         Certificates of deposit will be limited to U.S. dollar-denominated certificates of banks (U.S. or foreign) having total assets of at least $1 billion, or the equivalent in other currencies, as of the date of their most recently published financial statements and of branches of such banks (U.S. or foreign).

         The Funds will not acquire time deposits or obligations issued by the International Bank for Reconstruction and Development, the Asian Development Bank or the Inter-American Development Bank.

Bankers' Acceptances

         Bankers' acceptances typically arise from short term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise.

         The draft is then "accepted" by the bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.

         Bankers' acceptances acquired by the Funds must be payable in U.S. dollars and have been accepted by banks having total assets at the time of purchase in excess of $1 billion, or the equivalent in other currencies, and of branches of such banks (U.S. or foreign).

MORTGAGE-BACKED SECURITIES

Mortgage Pass-Through Certificates

         A Mortgage Pass-Through Certificate is a Mortgage Backed Security representing a participation interest in mortgage loans or a beneficial undivided interest in a specified pool containing mortgage loans.

         The aggregate dollar balance of the mortgage loans (or participation interests) in a specified pool is generally identical to the balance of the Mortgage Pass-Through Certificate held by the Certificate holder. As the balance in the mortgage pool is paid down by scheduled payments of principal and interest and by prepayments or other early or unscheduled recoveries of principal, the balance of the Mortgage Pass-Through Certificate is paid down correspondingly as all such payments are "passed through" to the Certificate holder (in this case, to the Funds). The average interest rate payable on the mortgage loans, the "coupon rate," is somewhat higher than the "pass-through rate" payable under the Mortgage Pass-Through Certificate. The difference between the coupon rate and the pass-through rate is generally paid to the servicer of the mortgage loans as servicing compensation. Servicing includes collecting payments, remitting payments to the Certificate holders, holding and disbursing escrow funds for payment of taxes and insurance premiums, periodically inspecting the properties, and servicing foreclosures in the event of unremedied defaults.

         Under the terms of the Certificate, the due date for passing through funds to the Certificate holders is some specified period after the payment date on the mortgage loans. The regular pass-through installment is paid on the due date by the entity servicing the mortgage pool, in most cases regardless of whether or not it has been collected from the borrower.

         A particular mortgage pool will consist of mortgage loans of one of the following types: fixed interest mortgage loans with a maturity of not more than 30 years; adjustable interest rate mortgage loans (that is, where the interest rate is not fixed but varies in accordance with a formula or an index) with a maturity of not more than 40 years; shared appreciation mortgage loans with a maturity of not more than 30 years; growing equity mortgage loans (where the monthly payment of principal increases in amount and the maturity may be less than 30 years); graduated payment mortgage loans (where the amount of the scheduled monthly payments at the beginning of the loan term are insufficient to fully amortize the loan and the monthly payment amount therefore increases after a specified period or periods); second mortgages with fixed or adjustable rates with a maturity of not more than 30 years; graduated payment adjustable rate mortgage loans; and other alternative mortgage instruments which may combine some of the characteristics listed above. For example, graduated payment, graduated equity, and shared appreciation mortgage loans can have a fixed or variable interest rate. In addition, new types of mortgage loans may be created in the future, and as Mortgage Pass-Through Certificates representing interests in pools of new types of mortgage loans are developed and offered to investors, the Fund will, consistent with its investment policies and objective, consider investing in such Certificates.

         Certain Mortgage Pass-Through Certificates purchased will represent interests in mortgage pools containing graduated payment adjustable rate mortgage loans or "GPARMs." These are adjustable interest rate mortgage loans with a graduated payment feature. The scheduled monthly payment amount on this type of loan at the beginning of the loan term is insufficient to fully amortize the loan; that is, the scheduled payments are insufficient to pay off the entire loan during the term. Because the monthly mortgage payments during the early years of graduated payment mortgage loans may not even be sufficient to pay the current interest due, GPARMs may involve negative amortization; that is, the unpaid principal balance of the mortgage loan may increase because any unpaid balance of the interest due will be added to the principal amount of the mortgage loan. GPARMs also involve increases in the payment amount, because at one or more times during the early years of the loan term, the monthly mortgage payments (principal and interest) increase to a level that will fully amortize the loan. The monthly payment amount may also be increased (or decreased) to reflect changes in the interest rate. In addition, the loan term may be lengthened or shortened from time to time, corresponding to an increase or decrease in the interest rate.

GNMA Certificates

         GNMA Certificates represent part ownership of a pool of mortgage loans. These loans (issued by lenders such as mortgage bankers, commercial banks and savings and loan associations) are either insured by the Federal Housing Administration (FHA) or the Farmers Home Administration (FMHA), or guaranteed by the Veterans Administration (VA). A "pool" or group of such mortgages is assembled and, after being approved by GNMA, is offered to investors through securities dealers. Once approved by GNMA, the timely payment of interest and principal on each mortgage is guaranteed by GNMA and backed by the full faith and credit of the U.S. Government. GNMA is also empowered to borrow without limitation from the Treasury, if necessary, to make any payments required under its guarantee. GNMA Certificates differ from bonds issued without a sinking fund in that principal is paid back monthly by the borrower over the term of the loan rather than returned in a lump sum at maturity. GNMA Certificates are called "modified pass-through" securities because both interest and principal payments, including prepayments (net of fees paid to the issuer and GNMA), are passed through to the holder of the Certificate regardless of whether or not the mortgagor actually makes the payment.

         The average life of GNMA Certificates is likely to be substantially less than the original maturity of the mortgage pools underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosures will usually result in the return of the greatest part of principal invested well before the maturity of the mortgages in the pool. (Note: Due to the GNMA guarantee, foreclosures impose little risk to principal investment.) As prepayment rates of individual mortgage pools vary widely, it is not possible to accurately predict the average life of a particular issue of GNMA Certificates.

         The coupon rate or interest on GNMA Certificates is lower than the interest rate paid on the VA-guaranteed or FHA-insured mortgages underlying the Certificates, but only by the amount of a relatively modest fee paid to GNMA and the issuer.

         The coupon rate by itself, however, does not indicate the yield which will be earned on the Certificates for the following reasons:

         1. Certificates may be issued at a premium or discount, rather than at par;

         2. After issuance, Certificates may trade in the secondary market at a premium or discount;

         3. Interest is earned monthly, rather than semi-annually as for traditional bonds, and monthly compounding has the effect of raising the effective yield earned on GNMA Certificates; and

         4. The actual yield of each GNMA Certificate is influenced by the prepayment experience of the mortgage pool underlying the Certificate; that is, if mortgagors pay off their mortgages early, the principal returned to Certificate holders may be reinvested at more or less favorable rates.

Since the inception of the GNMA mortgage-backed securities program in 1970, the amount of GNMA Certificates outstanding has grown rapidly. The size of the market and the active participation in the secondary market by securities dealers and many types of investors make the GNMA Certificates highly liquid instruments. Valuations of GNMA Certificates are readily available from securities dealers and depend on, among other things, the level of market rates, the Certificate's coupon rate and the prepayment experience of the pool of mortgages backing each Certificate.

FNMA Certificates

         The Federal National Mortgage Association (FNMA) is a corporation organized and existing under the laws of the U.S. and issues FNMA Certificates under the authority contained in the Federal National Mortgage Association Charter Act. FNMA Certificates are Mortgage Pass-Through Certificates issued and guaranteed by FNMA. The obligations of FNMA under its guaranty are obligations solely of FNMA and are not backed by, nor entitled to, the full faith and credit of the U.S.

         Each FNMA Certificate represents a fractional undivided interest in a pool of conventional, FHA-insured or VA-guaranteed mortgage loans purchased or formed by FNMA. The mortgage loans are either provided from FNMA's own portfolio or are purchased from primary lenders that satisfy certain criteria developed by FNMA, including depth of mortgage origination experience, servicing experience and financial capacity.

         When the mortgage loans are not provided from FNMA's own portfolio, FNMA may purchase an entire loan pool from a single lender and issue Certificates backed by the pool alone. Alternatively, FNMA may package a pool made up of loans purchased from a number of lenders. The mortgage loans are held by FNMA in its capacity as trustee pursuant to the terms of a trust indenture for the benefit of the Certificate holders.

         Each FNMA mortgage pool will consist of mortgage loans evidenced by promissory notes on one-family or two-to-four family residential properties. Mortgage loans with varying interest rates may be included in a single pool. Currently, substantially all FNMA mortgage pools consist of fixed interest rate and growing equity mortgage loans, although FNMA mortgage pools may also consist of adjustable interest rate mortgage loans or other types of mortgage loans. Loans with varying loan-to-value ratios may be included in a single pool, but each conventional mortgage loan with a loan-to-value ratio which exceeds 80% must be insured against default and the mortgage insurance must insure that portion of the loan balance which exceeds 75% of the property value. The maximum loan term is 40 years. Each mortgage loan must conform to FNMA's published requirements or guidelines with respect to maximum principal amount, loan-to-value ratio, underwriting standards and hazard insurance coverage.

         Pursuant to the trust indenture, FNMA is responsible for servicing and administering the mortgage loans in a pool but contracts with the lender (the seller of the mortgage loans, or "seller/servicer"), or another eligible servicing institution, to perform such functions under the supervision of FNMA. The servicers are obligated to perform diligently all services and duties customary to the servicing of mortgages as well as those specifically prescribed by the FNMA Seller/Servicer Guide. FNMA has the right to remove servicers for cause.

         The pass-through rate on the FNMA Certificates is not greater than the lowest annual interest rate borne by an underlying mortgage loan in the pool, less a specified minimum annual percentage of the outstanding principal balance. The fee to FNMA representing compensation for servicing and for FNMA's guaranty (out of which FNMA will compensate seller/servicers) is, for each underlying mortgage loan, the difference between the interest rate on the mortgage loan and the pass-through rate.

         The minimum size of a FNMA pool is $1 million of mortgage loans. Registered holders purchase Certificates in amounts not less than $25,000.

FHLMC Certificates

         The Federal Home Loan Mortgage Corporation (FHLMC) is a corporate instrumentality of the U.S. created pursuant to an act of Congress on July 24, 1970 primarily for the purpose of increasing availability of mortgage credit for the financing of then urgently needed housing. It seeks to provide an enhanced degree of liquidity for residential mortgage investors primarily by assisting in the development of secondary markets for conventional mortgage loans. FHLMC obtains its funds by selling mortgages and interests therein (such as Mortgage Pass-Through Certificates), and by issuing debentures and otherwise borrowing funds.

         FHLMC Certificates represent undivided interests in specified groups of conventional mortgage loans and/or participation interests therein underwritten and owned by FHLMC. FHLMC periodically forms groups of whole mortgage loans and/or participations in connection with its continuing sales program. Typically, at least 95% of the aggregate principal balance of the mortgage loans in a group consists of single-family mortgage loans and not more than 5% consists of multi-family loans. The FHLMC Certificates are issued in fully registered form only, in original unpaid principal balances of $25,000, $100,000, $200,000, $500,000, $1 million and $5 million. The FHLMC Certificates are not guaranteed by the U.S. or by any Federal Home Loan Bank and do not constitute a debt or obligation of the U.S. or any Federal Home Loan Bank.

         FHLMC guarantees to each registered holder of a FHLMC Certificate the timely payment of interest accruing at the application certificate rate on the unpaid principal balance outstanding on the mortgage loans to the extent of such holder's percentage of participation therein. FHLMC also guarantees to each registered holder of a FHLMC Certificate collection of all principal on the mortgage loans without any offset or deduction, to the extent of such holder's pro rata share. Pursuant to these guaranties, FHLMC indemnifies holders of FHLMC Certificates against any reduction in principal by reason of charges for property repairs, maintenance and foreclosure.

         To permit a measure of marketability for holders of FHLMC Certificates, FHLMC has provided since June 20, 1975, and expects to continue to provide, bid quotations for outstanding FHLMC Certificates. Informational bid quotations are available daily on Telerate Financial Information Network or from FHLMC's regional offices.

Non-Governmental Mortgage Pass-Through Certificates

         A Non-Governmental Mortgage Pass-Through Certificate is a security issued by a mortgage banker, financial institution or other entity and represents an undivided interest in a mortgage pool consisting of a number of mortgage loans secured by single-family residential properties. Non-Governmental Certificates do not represent an interest in or obligation of the issuing or servicing entity. The mortgage loans in a pool are held in trust by a qualified bank. These private (or conventional) mortgages are not insured by the VA, FHA or any other governmental agency. In some cases, private commercial insurance or other credit support may apply.

         A typical mortgage pool consists of from 100 to 1000 individual mortgage loans. The aggregate dollar balance of the mortgage loans in a pool will be generally at least $5 million. These pools contain mortgage loans originated, serviced and otherwise administered by an affiliate of the sponsor of the pool.

         It is expected that each of the underlying mortgage loans will have a loan-to-value ratio at origination (based on an independent appraisal of the mortgage property obtained by the originator of the loan) of 90% or less. Generally, the amount of the mortgage loans in excess of 80% of such appraised value will be insured with a private mortgagor insurer. In some instances, other mechanisms, such as a bank letter of credit or senior/subordinated class structures, are used in place of mortgage guaranty insurance but serve a similar credit support function.

         The entities originating and servicing the underlying mortgage loans generally advance to Certificate holders any principal and interest payments not collected from the mortgagors. However, the obligations, if any, to make those advances are limited only to those amounts that are reimbursable under the mortgage guaranty insurance policy.

         The property securing each of the mortgage loans in a mortgage pool will be covered by standard hazard insurance policies insuring against losses due to various causes, including fire, lightning and windstorm. The amount of each policy is at least equal to the lesser of the outstanding principal balance of the mortgage loan or the maximum insurable value of the improvements securing the mortgage loan. Since certain other physical risks (including earthquakes, mudflows and floods) are not otherwise insured against, the institution originating and servicing the loans typically purchases a special hazard insurance policy for each mortgage pool to cover such risks. The special hazard insurance generally is in the amount of 1% of the aggregate principal balances of the mortgage loans in each mortgage pool, or the sum of the balance of the two largest mortgage loans in the mortgage pool, whichever is greater, at the time of formation of the mortgage pool.

         Any hazard losses not covered by either the standard hazard policies or the special hazard insurance policy will not be insured against and, accordingly, will be borne by the Fund and therefore by the Fund's shareholders.

         The pooling and servicing agreement for a Non-Governmental Certificate generally permits, but does not require, the entity originating and servicing the mortgage loans to repurchase from the mortgage pool all remaining mortgage loans. The right to repurchase typically is subject to the aggregate principal balances of the mortgage loans at the time of repurchase being less than 20% of the aggregate principal balances of the mortgage loans at the time of issuance of the Certificate.

Real Estate Mortgage Investment Conduits (REMICs)

         A REMIC is an entity formed either as a partnership, corporation or trust which holds a fixed pool of mortgages and issues multiple classes of interests at varying maturities entitling holders to receive specified principal amounts and interest payments at fixed rates.

         Timely payment of principal and interest from a REMIC will be dependent upon risks associated with the underlying mortgage loans held by the REMIC. These risks include the potential for delinquency and default by mortgagors, fluctuating interest rates, inflation and reduced market demand for qualified market loans.

EQUIPMENT TRUST CERTIFICATES

         Managed Assets Fund may invest in Equipment Trust Certificates.

         Equipment Trust Certificates are a mechanism for financing the purchase of transportation equipment, such as railroad cars and locomotives, trucks, airplanes and oil tankers.

         Under an Equipment Trust Certificate, the equipment is used as the security for the debt and title to the equipment is vested in a trustee. The trustee leases the equipment to the user; i.e., the railroad, airline, trucking or oil company. At the same time, Equipment Trust Certificates in an aggregate amount equal to a certain percentage of the equipment's purchase price are sold to lenders. The trustee pays the proceeds from the sale of Certificates to the manufacturer. In addition, the company using the equipment makes an initial payment of rent equal to the balance of the purchase price to the trustee, which the trustee also pays to the manufacturer. The trustee collects lease payments from the company and uses the payments to pay interest and principal on the Certificates. At maturity, the Certificates are redeemed and paid, the equipment is sold to the company and the lease is terminated.

         Generally, these Certificates are regarded as obligations of the company that is leasing the equipment and are shown as liabilities in its balance sheet as a capitalized lease in accordance with generally accepted accounting principals. However, the company does not own the equipment until all the Certificates are redeemed and paid. In the event the company defaults under its lease, the trustee terminates the lease. If another lessee is available, the trustee leases the equipment to another user and makes payments on the Certificates from new lease rentals.

OPTIONS, FUTURES AND OTHER DERIVATIVES

         Except for the Cash Income Fund, each Fund may purchase and write both call options and put options on securities, indexes and foreign currencies, and enter into interest rate, index and foreign currency futures contracts and options on such futures contracts ("futures options") in order to achieve its investment objective, to provide additional revenue, or to hedge against changes in security prices, interest rates or currency exchange rates. A Fund also may use other types of options, futures contracts, futures options, and other types of forward or investment contracts linked to individual securities, interest rates, foreign currencies, indices or other benchmarks ("derivative products") currently traded or subsequently developed and traded, provided the Trustees determine that their use is consistent with the Fund's investment objective.

Options

         A Fund may purchase and write both put and call options on securities, indexes or foreign currencies in standardized contracts traded on recognized securities exchanges, boards of trade or similar entities, or quoted on Nasdaq. A Fund also may purchase agreements, sometimes called cash puts, which may accompany the purchase of a new issue of bonds from a dealer that the Fund might buy as a temporary defensive measure.

         An option on a security (or index or foreign currency) is a contract that gives the purchase (holder) of the option, in return for a premium, the right to buy from (call) or sell to (put) the seller (writer) of the option the security underlying the option (or the cash value of the index or a specified quantity of the foreign currency) at a specified exercise price at any time during the term of the option (normally not exceeding nine months). The writer of an option on an individual security or on a foreign currency has the obligation upon exercise of the option to deliver the underlying security or foreign currency upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security or foreign currency. Upon exercise, the writer of an option on an index is obligated to pay the difference between the cash value of the index and the exercise price multiplied by the specified multiplier for the index option. (An index is designed to reflect specified facets of a particular financial or securities market, a specific group of financial instruments or securities, or certain other economic indicators.)

         A Fund will write call options and put options only if they are "covered." For example, in the case of a call option on a security, the option is "covered" if the Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration upon conversion or exchange of other securities held in its portfolio (or, if additional cash consideration is required, cash or cash equivalents in such amount are held in a segregated account by its custodian).

         If an option written by a Fund expires, the Fund realizes a capital gain equal to the premium received at the time the option was written. If an option purchased by a Fund expires, the Fund realizes a capital loss equal to the premium paid.

         Prior to the earlier of exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series (type, exchange, underlying security, currency or index, exercise price and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when a Fund desires.

         A Fund will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if it is more, the Fund will realize a capital loss. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, the Fund will realize a capital gain or, if it is less, the Fund will realize a capital loss. The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security, currency or index in relation to the exercise price of the option, the volatility of the underlying security, currency or index, and the time remaining until expiration.

         A put or call option purchased by a Fund is an asset of the Fund, valued initially at the premium paid for the option. The premium received for an option written by a Fund is recorded as a deferred credit. The value of an option purchased or written is marked-to-market daily and is valued at the closing price on the exchange on which it is traded or, if not traded on an exchange or no closing price is available, at the mean between the last bid and asked prices.

         Risks Associated with Options

         There are several risks associated with transactions in options. For example, there are significant differences between the securities and the currency markets and the options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

         There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. If a Fund were unable to close out an option that it had purchased, it would have to exercise the option in order to realize any profit or the option would expire and become worthless. If a Fund were unable to close out a covered call option that it had written on a security or a foreign currency, it would not be able to sell the underlying security or currency unless the option expired. As the writer of a covered call option on a security, a Fund foregoes, during the option's life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the exercise price of the call. As the writer of a covered call option on a foreign currency, the Fund foregoes, during the option's life, the opportunity to profit from appreciation of the currency covering the call.

         If trading were suspended in an option purchased or written by a Fund, the Fund would not be able to close out the option. If restrictions on exercise were imposed, the Fund might be unable to exercise an option it has purchased. Except to the extent that a call option on an index written by the Fund is covered by an option on the same index purchased by the Fund, movements in the index may result in a loss to the Fund; however, such losses may be mitigated by changes in the value of the Fund's portfolio securities during the period the option was outstanding.

Futures Contracts and Options on Futures Contracts

         Each Fund may use interest rate, index and foreign currency futures contracts. An interest rate, index or foreign currency futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a financial instrument, the cash value of an index(2) or a specified quantity of a foreign currency at a specified price and time. A public market exists in futures contracts covering a number of indexes (including, but not limited to, the Standard & Poor's 500 Stock Index, the Value Line Composite Index and the New York Stock Exchange Composite Index), certain financial instruments (including, but not limited to: U.S. Treasury bonds, U.S. Treasury notes and Eurodollar certificates of deposit) and foreign currencies. Other index and financial instrument futures contracts are available and it is expected that additional futures contracts will be developed and traded.

         The Funds may purchase and write call and put futures options. Futures options possess many of the same characteristics as options on securities, indexes and foreign currencies (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position
(call) or a short position (put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true.

----------
(2) A futures contract on an index is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the index value at which the index contract was originally written. Although the value of a securities index is a function of the value of certain specified securities, no physical delivery of those securities is made.

         To the extent required by regulatory authorities having jurisdiction over a Fund, such Fund will limit its use of futures contracts and futures options to hedging transactions. For example, a Fund might use futures contracts to hedge against or gain exposure to fluctuations in the general level of stock prices or anticipated changes in interest rates or currency exchange rates which might adversely affect either the value of the Fund's securities or the price of the securities that the Fund intends to purchase. Although other techniques could be used to reduce that Fund's exposure to stock price and interest rate and currency fluctuations, the Fund may be able to hedge its exposure more effectively and perhaps at a lower cost by using futures contracts and futures options.

         Each Fund will only enter into futures contracts and futures options that are standardized and traded on an exchange, board of trade or similar entity or quoted on an automated quotation system.

         The success of any futures transaction depends on the Adviser correctly predicting changes in the level and direction of stock prices, interest rates, currency exchange rates and other factors. Should those predictions be incorrect, a Fund's return might have been better had the transaction not been attempted; however, in the absence of the ability to use futures contracts, the Adviser might have taken portfolio actions in anticipation of the same market movements with similar investment results but, presumably, at greater transaction costs.

         When a purchase or sale of a futures contract is made by a Fund, the Fund is required to deposit with its custodian (or broker, if legally permitted) a specified amount of cash or U.S. Government securities or other securities acceptable to the broker ("initial margin"). The margin required for a futures contract is set by the exchange on which the contact is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract, which is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied. A Fund expects to earn interest income on its initial margin deposits. A futures contract held by a Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day the Fund pays or receives cash, called "variation margin," equal to the daily change in value of the futures contract. This process is known as "marking-to-market." Variation margin paid or received by a Fund does not represent a borrowing or loan by the Fund but is instead settlement between the Fund and the broker of the amount one would owe the other if the futures contract had expired at the close of the previous day. In computing daily net asset value, each Fund will mark-to-market its open futures positions.

         Each Fund is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option and other futures positions held by the Fund.

         Although some futures contracts call for making or taking delivery of the underlying property, usually these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying property and delivery month). If an offsetting purchase price is less than the original sale price, the Fund engaging in the transaction realizes a capital gain, or if it is more, the Fund realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, the Fund engaging in the transaction realizes a capital gain, or if it is less, the Fund realizes a capital loss. The transaction costs must also be included in these calculations.

         Risks Associated with Futures

         There are several risks associated with the use of futures contracts and futures options. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the portfolio securities being hedged. In addition, there are significant differences between the securities and the currency markets and the futures markets that could result in an imperfect correlation between the markets, causing a given transaction not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as: variations in speculative market demand for futures, futures options and the related securities or currencies, including technical influences in futures and futures options trading and differences between the Fund's investments being hedged and the securities or currencies underlying the standard contracts available for trading. For example, in the case of index futures contracts, the composition of the index, including the issuers and the weighting of each issue, may differ from the composition of the Fund's portfolio, and, in the case of interest rate futures contracts, the interest rate levels, maturities, and creditworthiness of the issues underlying the futures contract may differ from the financial instruments held in the Fund's portfolio. A decision as to whether, when and how use future contracts involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected security price, interest rate or currency exchange rate trends.

         Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses. Stock index futures contracts are not normally subject to such daily price change limitations.

         There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures or futures option position. The Fund would be exposed to possible loss on the position during the interval of inability to close, and would continue to be required to meet margin requirements until the position is closed. In addition, many of the contracts discussed above are relatively new instruments without a significant long-term trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist.

Limitations on Options and Futures

         A Fund will not enter into a futures contract or purchase an option thereon if, immediately thereafter, the initial margin deposits for futures contracts held by that Fund plus premiums paid by it for open futures option positions, less the amount by which any such positions are "in-the-money,"(3) would exceed 5% of the Fund's total assets.

         When purchasing a futures contract or writing a put option on a futures contract, a Fund must maintain with its custodian (or broker, if legally permitted) cash or cash equivalents (including any margin) equal to the market value of such contract. When writing a call option on a futures contract, the Fund similarly will maintain with its custodian cash or cash equivalents (including any margin) equal to the amount by which such option is in-the-money until the option expires or is closed out by the Fund.

         A Fund may not maintain open short positions in futures contracts, call options written on futures contracts or call options written on indexes if, in the aggregate, the market value of all such open positions exceeds the current value of the securities in its portfolio, plus or minus unrealized gains and losses on the open positions, adjusted for the historical relative volatility of the relationship between the portfolio and the positions. For this purpose, to the extent the Fund has written call options on specific securities in its portfolio, the value of those securities will be deducted from the current market value of the securities portfolio.

         In order to comply with Commodity Futures Trading Commission ("CFTC") Regulation 4.5 and thereby avoid being deemed a "commodity pool operator," each Fund will use commodity futures or commodity options contracts solely for bona fide hedging purposes within the meaning and intent of CFTC Regulation 1.3(z), or, with respect to positions in commodity futures and commodity options contracts that do not come within the meaning and intent of CFTC Regulation 1.3(z), the aggregate initial margin and premiums required to establish such positions will not exceed 5% of the fair market value of the assets of a Fund, after taking into account unrealized profits and unrealized losses on any such contracts it has entered into [in the case of an option that is in-the-money at the time of purchase, the in-the-money amount (as defined in Section 190.01(x) of the CFTC Regulations) may be excluded in computing such 5%].

Taxation of Options and Futures

         If a Fund exercises a call or put option it holds, the premium paid for the option is added to the cost basis of the security purchased (call) or deducted from the proceeds of the security sold (put). For cash settlement options and futures options exercised by a Fund, the difference between the cash received at exercise and the premium paid is a capital gain or loss.

----------
(3) A call option is "in-the-money" if the value of the futures contract the is the subject of the option exceeds the exercise price. A put option is "in-the-money" if the exercise price exceeds the value of the futures contract that is the subject of the option.

         If a call or put option written by a Fund is exercised, the premium is included in the proceeds of the sale of the underlying security (call) or reduces the cost basis of the security purchased (put). For cash settlement options and futures options written by a Fund, the difference between the cash paid at exercise and the premium received is a capital gain or loss.

         Entry into a closing purchase transaction will result in capital gain or loss. If an option written by a Fund was in-the-money at the time it was written and the security covering the option was held for more than the long-term holding period prior to the writing of the option, any loss realized as a result of a closing purchase transaction will be long-term. The holding period of the securities covering an in-the-money option will not include the period of time the option is outstanding.

         If a Fund writes an equity call option(4) other than a "qualified covered call option," as defined in the Internal Revenue Code, any loss on such option transaction, to the extent it does not exceed the unrealized gains on the securities covering the option, may be subject to deferral until the securities covering the option have been sold.

         A futures contract held until delivery results in capital gain or loss equal to the difference between the price at which the futures contract was entered into and the settlement price on the earlier of delivery notice date or expiration date. If a Fund delivers securities under a futures contract, the Fund also realizes a capital gain or loss on those securities.

         For Federal income tax purposes, a Fund generally is required to recognize as income for each taxable year its net unrealized gains and losses as of the end of the year on futures, futures options and non-equity options positions ("year-end mark-to-market"). Generally, any gain or loss recognized with respect to such positions (either by year-end mark-to-market or by actual closing of the positions) is considered to be 60% long-term and 40% short-term, without regard to the holding periods of the contracts. However, in the case of positions classified as part of a "mixed straddle," the recognition of losses on certain positions (including options, futures and futures options positions, the related securities and certain successor positions thereto) may be deferred to a later taxable year. Sale of futures contracts or writing of call options (or futures call options) or buying put options (or futures put options) that are intended to hedge against a change in the value of securities held by a Fund:
(1) will affect the holding period of the hedged securities; and (2) may cause unrealized gain or loss on such securities to be recognized upon entry into the hedge.

         If a Fund were to enter into a short index future, short index futures option or short index option position and the Fund's portfolio were deemed to "mimic" the performance of the index

----------
(4) An equity option is defined to mean any option to buy or sell stock, and any other option the value of which is determined by reference to an index of stocks of the type that is ineligible to be traded on a commodity futures exchange (e.g., an option contract on a sub-index based on the price of nine hotel-casino stocks). The definition of equity option excludes options on broad-based stock indexes (such as the Standard & Poor's 500 Stock Index).

underlying such contract, the option or futures contract position and the Fund's stock positions would be deemed to be positions in a mixed straddle, subject to the above-mentioned loss deferral rules.

         In order for a Fund to continue to qualify for Federal income tax treatment as a regulated investment company, at least 90% of its gross income for a taxable year must be derived from qualifying income; i.e., dividends, interest, income derived from loans of securities, and gains from the sale of securities or foreign currencies, or other income (including but not limited to gains from options and futures contracts). In addition, gains realized on the sale or other disposition of securities held for less than three months must be limited to less than 30% of the Fund's annual gross income. Any net gain realized from futures (or futures options) contracts will be considered gain from the sale of securities and therefore be qualifying income for purposes of the 90% requirement. In order to avoid realizing excessive gains on securities held less than three months, the Fund may be required to defer the closing out of certain positions beyond the time when it would otherwise be advantageous to do so.

"WHEN-ISSUED" SECURITIES AND COMMITMENT AGREEMENTS

         Each Fund may purchase and sell securities on a when-issued and delayed-delivery basis.

         When-issued or delayed-delivery transactions arise when securities are purchased or sold by the Funds with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Funds at the time of entering into the transaction. However, yields available in the market when delivery takes place may be higher than the yields on securities to be delivered. When the Funds engage in when-issued and delayed-delivery transactions, the Funds rely on the buyer or seller, as the case may be, to consummate the sale. Failure to do so may result in the Funds missing the opportunity to obtain a price or yield considered to be advantageous. When-issued and delayed-delivery transactions may be expected to occur a month or more before delivery is due. However, no payment or delivery is made by the Funds until they receive payment or delivery from the other party to the transaction. A separate account of liquid assets equal to the value of such purchase commitments will be maintained with the Trust's custodian until payment is made and will not be available to meet redemption requests. When-issued and delayed-delivery agreements are subject to risks from changes in value based upon changes in the level of interest rates and other market factors, both before and after delivery. The Funds do not accrue any income on such securities prior to their delivery. To the extent a Fund engages in when-issued and delayed-delivery transactions, it will do so for the purpose of acquiring portfolio securities consistent with its investment objectives and policies and not for the purpose of investment leverage.

         Most Mortgage Pass-Through Certificates (especially FNMA and Non-Governmental Certificates), whether they represent interests in pools of fixed or adjustable interest rate mortgage loans, may be purchased pursuant to the terms of firm commitment or standby commitment agreements. Under the terms of these agreements, a Fund will bind itself to accept delivery of a Mortgage Pass-Through Certificate at some future settlement date (typically three to six months from the date of the commitment agreement) at a stated price. The standby commitment agreements create an additional risk for a Fund because the other party to the standby agreement generally will not be obligated to deliver the security, but the Fund will be obligated to accept it if delivered. Depending on market conditions (particularly on the demand for, and supply of, Mortgage Pass-Through Certificates), the Fund may receive a commitment fee for assuming this obligation. If prevailing market interest rates increase during the period between the date of the agreement and the settlement date, the other party can be expected to deliver the security and, in effect, pass any decline in value to the Fund. If the value of the security increases after the agreement is made, however, the other party is unlikely to deliver the security. In other words, a decrease in the value of the securities to be purchased under the terms of standby commitment agreements will likely result in the delivery of the security, and therefore such decrease will be reflected in the Fund's net asset value. However, any increase in the value of the securities to be purchased will likely result in the non-delivery of the security and, therefore, such increase will not affect the net asset value unless and until the Fund actually obtains the security.

WARRANTS

         Each Fund except the Cash Income Fund may invest in warrants; however, not more than 5% of a Fund's assets (at the time of purchase) will be invested in warrants, other than warrants acquired in units or attached to other securities. Warrants purchased must be listed on a national stock exchange or the Nasdaq System. Warrants are speculative in that they have no voting rights, pay no dividends, and have no right with respect to the assets of the corporation issuing them. Warrants basically are options to purchase equity securities at a specific price valid for a specific period of time. They do not represent ownership of the securities, but only the right to buy them. Warrants differ from call options in that warrants are issued by the issuer of the security that may be purchased on their exercise, whereas call options may be written or issued by anyone. The prices of warrants do not necessarily move parallel to the prices of the underlying securities.

RESTRICTED SECURITIES

         Restricted securities are acquired through private placement transactions, directly from the issuer or from security holders, generally at higher yields or on terms more favorable to investors than comparable publicly traded securities. Privately placed securities are not readily marketable and ordinarily can be sold only in privately negotiated transactions to a limited number of purchasers or in public offerings made pursuant to an effective registration statement under the Securities Act of 1933. Private or public sales of such securities by a Fund may involve significant delays and expense. Private sales require negotiations with one or more purchasers and generally produce less favorable prices than the sale of comparable unrestricted securities. Public sales generally involve the time and expense of preparing and processing a registration statement under the Securities Act of 1933 and may involve the payment of underwriting commissions; accordingly, the proceeds may be less than the proceeds from the sale of securities of the same class which are freely marketable.

------------------------------------------------------------------------------
INDEPENDENT AUDITORS' REPORT
------------------------------------------------------------------------------

The Board of Trustees and Shareholders
of SteinRoe Variable Investment Trust:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments of Capital Appreciation Fund, Managed Growth Stock Fund, Managed Assets Fund, Mortgage Securities Income Fund and Cash Income Fund, all constituent funds of SteinRoe Variable Investment Trust, as of December 31, 1996, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of SteinRoe Variable Investment Trust as of December 31, 1996, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles.

                                                         KPMG Peat Marwick LLP

Chicago, Illinois
February 14, 1997

-------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
SteinRoe Variable Investment Trust Capital Appreciation Fund / December 31, 1996
-------------------------------------------------------------------------------

                                                          MARKET
                                            SHARES        VALUE
                                         ---------    -----------

COMMON STOCKS--(91.0%)
AUTO PARTS--(3.7%)
Quanex Corporation                         141,000    $ 3,859,875
Superior Industries International, Inc.    150,000      3,468,750
                                                      -----------
                                                        7,328,625
                                                      -----------
BANKS/SAVINGS AND LOANS--(1.9%)
Grupo Financiero Inbursa                   670,000      2,289,507
Rancho Santa Fe National Bank (a)          111,900        867,225
Southtrust Corporation                      17,000        592,875
                                                      -----------
                                                        3,749,607
                                                      -----------
BROADCASTING--(9.1%)
Central European Media Enterprises (a)     214,900      6,823,075
Grupo Radio Centro ADS (a)                 331,000      2,275,625
MetroNetworks, Inc. (a)                    180,700      4,562,675
United Video Satellite Group, Inc. (a)     120,000      2,100,000
Valuevision International, Inc. (a)        388,000      2,085,500
                                                      -----------
                                                       17,846,875
                                                      -----------
BUSINESS SERVICES--(11.6%)
Alternative Resources Corporation (a)      100,000      1,737,500
Fiserv Inc. (a)                            109,000      4,005,750
G & K Services Cl. A                       251,000      9,475,250
National Processing, Inc. (a)              191,000      3,056,000
Unitog Company                             120,500      3,283,625
USCS International, Inc. (a)                68,800      1,161,000
                                                      -----------
                                                       22,719,125
                                                      -----------
CHEMICALS--(1.0%)
CFC International, Inc. (a)                180,000      2,025,000
                                                      -----------


COMPUTER HARDWARE AND SOFTWARE--(3.8%)
Dr. Solomon's Group Plc ADR (a)            107,200      1,835,800
Microware Systems Corporation (a)           85,600      1,219,800
Storm Technology, Inc. (a)                 194,700        924,825
Zebra Technologies Corporation (a)         145,000      3,389,375
                                                      -----------
                                                        7,369,800
                                                      -----------
CONSUMER RELATED--(2.0%)
Sola International, Inc. (a)               105,000      3,990,000
                                                      -----------

EDUCATION--(1.0%)
Firearms Training Systems, Inc. (a)        170,800      2,006,900
                                                      -----------

ELECTRONICS--(5.2%)

AVX Corp.                                  217,400     4,674,100
Ballantyne of Omaha, Inc. (a)              140,000     2,782,500
Kent Electronics Corporation (a)           106,000     2,729,500
                                                     -----------
                                                      10,186,100
                                                     -----------

                                                          MARKET
                                           SHARES          VALUE
                                         ---------      ----------

INSURANCE--(10.5%)
Meadowbrook Insurance Group, Inc.          264,200    $ 5,548,200
Mutual Risk Management Ltd.                126,666      4,686,642
National Mutual of Asia                  2,093,000      1,988,849
Protective Life Corporation                 70,000      2,791,250
20th Century Industries, Inc.              328,000      5,535,000
                                                      -----------
                                                       20,549,941
                                                      -----------
MEDICAL DRUGS--(1.1%)
Ligand Pharmaceuticals, Inc. (a)           140,000      2,082,500
                                                      -----------


MEDICAL EQUIPMENT--(4.5%)
InControl, Inc. (a)                        190,500      1,524,000
Urologix, Inc. (a)                         119,900      1,948,375
Uroquest Medical Corporation (a)           205,000      1,383,750
Xomed Surgical Products Inc. (a)           195,400      3,908,000
                                                      -----------
                                                        8,764,125
                                                      -----------
METALS MANUFACTURING/DISTRIBUTION--(1.6%)
Wolverine Tube, Inc. (a)                    89,000      3,137,250
                                                      -----------


PUBLISHING--(1.8%)
Hollinger International, Inc.              305,000      3,507,500
                                                      -----------


OIL/GAS--(13.5%)
Barrett Resources Corp. (a)                149,000      6,351,125
Cross Timbers Oil Company                   89,000      2,236,125
Devon Energy Corporation                   140,000      4,865,000
Diamond Offshore Drilling, Inc. (a)         65,000      3,705,000
Renaissance Energy Ltd. (a)                124,400      4,234,093
United Meridian Corporation (a)             99,000      5,123,250
                                                      -----------
                                                       26,514,593
                                                      -----------
REAL ESTATE DEVELOPMENT/MANAGEMENT--(4.5%)
CB Commercial Real Estate Services
   Group, Inc. (a)                         198,200      3,964,000
The Rouse Company                          150,000      4,762,500
                                                      -----------
                                                        8,726,500
                                                      -----------
RETAIL--(3.4%)
Garden Botanika, Inc. (a)                  236,700      2,840,400
Sunglass Hut International, Inc. (a)       252,000      1,827,000
Video Update, Inc. (a)                     517,000      2,035,688
                                                      -----------
                                                        6,703,088
                                                      -----------
SPECIALTY CHEMICALS--(3.3%)
OM Group, Inc.                             241,250      6,513,750
                                                      -----------

SCHEDULE OF INVESTMENTS                                  MARKET
(CONTINUED)                                SHARES         VALUE
                                         ---------     -----------

COMMON STOCKS (CONTINUED)
TELECOMMUNICATIONS--(1.9%)
Western Wireless Corporation (a)           270,200   $  3,749,025
                                                      ------------


WHOLESALE DISTRIBUTION--(5.6%)
AmeriSource Distribution

   Corporation (a)                         223,700     10,793,525
Thompson PBE, Inc. (a)                      35,000        218,750
                                                     ------------
                                                       11,012,275
                                                     ------------
  TOTAL COMMON STOCKS (Cost $162,200,731)             178,482,579
                                                     ------------

                                                           MARKET
                                             PAR            VALUE
                                         ---------    -----------

SHORT-TERM INVESTMENTS--(8.6%)
Countrywide Home Loans
   Mortgage Corp. 6.050% 1/06/97        $5,000,000    $ 4,995,799
Goldman Sachs Group Ltd.
   8.250% 1/02/97                        9,895,000      9,892,732
Lockheed Martin Corp. 7.250% 1/02/97     2,000,000      1,999,597
                                                     ------------
  TOTAL SHORT-TERM INVESTMENTS
    (Cost $16,888,128)                                 16,888,128
                                                     ------------
  TOTAL INVESTMENTS--(99.6%)
    (Cost $179,088,859) (b)                           195,370,707

OTHER ASSETS, LESS LIABILITIES--(0.4%)                    848,312
                                                     ------------
NET ASSETS (100%)                                    $196,219,019
                                                     ============


(a) Non-income producing security.
(b) The cost of investments for federal income tax purposes is identical. Gross unrealized appreciation and depreciation on investments at December 31, 1996 is as follows:

         Gross unrealized appreciation:        $31,331,843
         Gross unrealized depreciation:        (15,049,995)
                                               -----------
                                               $16,281,848
                                               ===========


See Notes to Financial Statements


-----------------------------------------------------------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
SteinRoe Variable Investment Trust Capital Appreciation Fund / December 31, 1996
-----------------------------------------------------------------------------------------------------------------------------------


ASSETS:

Investments, at market value (identified cost $179,088,859)..................................................... $195,370,707
Cash ...........................................................................................................       53,364

Receivable for investments sold.................................................................................    2,645,785
Receivable for fund shares sold.................................................................................       56,245
Dividends and interest receivable...............................................................................      126,870
Other assets....................................................................................................       14,955
                                                                                                                -------------
     TOTAL ASSETS...............................................................................................  198,267,926
                                                                                                                -------------
LIABILITIES:

Payable for investments purchased...............................................................................      111,250
Payable for fund shares repurchased.............................................................................    1,793,905
Payable to adviser..............................................................................................       98,966
Accrued expenses payable........................................................................................       44,786
                                                                                                                 ------------
     TOTAL LIABILITIES..........................................................................................    2,048,907
                                                                                                                 ------------
NET ASSETS...................................................................................................... $196,219,019
                                                                                                                 ============
NET ASSETS REPRESENTED BY:

   Paid-in capital.............................................................................................. $142,777,288
   Accumulated undistributed net investment income..............................................................      263,066
   Accumulated undistributed net realized gains on investments and foreign currency transactions................   36,896,871
   Net unrealized appreciation on investments and foreign currencies............................................   16,281,794
                                                                                                                 ------------
TOTAL NET ASSETS APPLICABLE TO OUTSTANDING SHARES OF BENEFICIAL INTEREST........................................ $196,219,019
                                                                                                                 ============
SHARES OF BENEFICIAL INTEREST OUTSTANDING.......................................................................    9,463,629
                                                                                                                 ============
NET ASSET VALUE PER SHARE.......................................................................................       $20.73
                                                                                                                     ========

-----------------------------------------------------------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
Year Ended December 31, 1996
-----------------------------------------------------------------------------------------------------------------------------------


INVESTMENT INCOME:
   Interest income.............................................................................................. $   805,168
   Dividends (net of foreign taxes withheld)....................................................................     796,609
                                                                                                                 -----------
     Total investment income....................................................................................   1,601,777
                                                                                                                 -----------
EXPENSES:
   Management fee...............................................................................................     850,612
   Administrative fee...........................................................................................     255,184
   Custodian fee................................................................................................      46,972
   Accounting fee...............................................................................................      28,258
   Printing expense.............................................................................................      19,905
   Audit and legal fees.........................................................................................      18,956
   Trustees' expense............................................................................................      11,532
   Transfer agent fee...........................................................................................       7,500
   Miscellaneous expense........................................................................................      22,076
                                                                                                                 -----------
     Total expenses.............................................................................................   1,260,995
                                                                                                                 -----------
Net investment income...........................................................................................     340,782

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
   Net realized gains on investments............................................................................  37,125,858
   Net realized losses on foreign currency transactions.........................................................      (19,291)
   Change in unrealized appreciation or depreciation on investments.............................................    1,982,076
                                                                                                                -------------
Net increase in net assets resulting from operations............................................................ $ 39,429,425
                                                                                                                 ============

See Notes to Financial Statements


-----------------------------------------------------------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
SteinRoe Variable Investment Trust Capital Appreciation Fund
-----------------------------------------------------------------------------------------------------------------------------------

                                                                                                      YEARS ENDED DECEMBER 31,
                                                                                                          1996         1995
                                                                                                     ------------ -------------

OPERATIONS:
   Net investment income                                                                            $    340,782   $    367,197
   Net realized gains on investments                                                                  37,125,858      1,051,804
   Net realized losses on foreign currency transactions                                                  (19,291)       (20,399)
   Change in unrealized appreciation or depreciation on investments                                    1,982,076     13,894,884
                                                                                                      ------------ ------------
Net increase in net assets resulting from operations                                                  39,429,425    15,293,486
                                                                                                      ------------ ------------
DISTRIBUTIONS DECLARED FROM:
   Net investment income                                                                                      --      (346,798)
   Distributions in excess of net investment income                                                           --       (28,200)
   Net realized gains on investments                                                                          --      (849,985)
                                                                                                      ------------ ------------
   Total distributions                                                                                        --    (1,224,983)
                                                                                                      ------------ ------------
FUND SHARE TRANSACTIONS:
   Proceeds from fund shares sold                                                                     59,130,137     43,757,834
   Cost of fund shares repurchased                                                                   (45,588,672)   (49,881,536)
   Distributions reinvested                                                                                   --      1,224,983
                                                                                                      ------------ ------------
Net increase (decrease) in net assets resulting from fund share transactions                          13,541,465     (4,898,719)
                                                                                                      ------------ ------------
Total increase in net assets                                                                          52,970,890      9,169,784

NET ASSETS:
   Beginning of year                                                                                 143,248,129    134,078,345
                                                                                                     ------------  ------------
   End of year                                                                                      $196,219,019   $143,248,129
                                                                                                     ============  ============
Accumulated undistributed (overdistributed) net investment income
   included in ending net assets                                                                    $    263,066   $    (77,716)
                                                                                                     ============  ============
ANALYSIS OF CHANGES IN SHARES OF BENEFICIAL INTEREST:
   Shares sold                                                                                         3,135,974      2,916,477
   Shares repurchased                                                                                 (2,445,679)    (3,317,111)
   Distributions reinvested                                                                                   --         75,757
                                                                                                     ------------  ------------
Net increase (decrease)                                                                                  690,295      (324,877)
                                                                                                      ============ ============

See Notes to Financial Statements


-----------------------------------------------------------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
SteinRoe Variable Investment Trust Capital Appreciation Fund
-----------------------------------------------------------------------------------------------------------------------------------

                                                                                       YEARS ENDED DECEMBER 31,
                                                                  -----------------------------------------------------------------
                                                                      1996          1995          1994         1993          1992
                                                                   ---------     ---------      --------     --------      --------

PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year                                 $  16.33     $  14.74       $  16.53       $ 15.34      $ 15.32
                                                                   --------     --------       --------       -------      -------
Net investment income                                                  0.04         0.04           0.06          0.03          --
Net realized and unrealized gains
   on investments and foreign currency transactions                    4.36         1.69           0.09          5.22         2.17
                                                                   --------     --------       --------       -------      -------
Total from investment operations                                       4.40         1.73           0.15          5.25         2.17
                                                                   --------     --------       --------       -------      -------
Less distributions:
   Dividends from and in excess of net investment income                 --        (0.04)         (0.07)        (0.02)          --
   Distributions from and in excess of net realized gains
     on investments                                                      --        (0.10)         (1.87)        (4.04)       (2.15)
                                                                   --------     --------       --------       -------      -------
Total distributions                                                      --        (0.14)         (1.94)        (4.06)       (2.15)
                                                                   --------     --------       --------       -------      -------
Net asset value, end of year                                       $  20.73     $  16.33       $  14.74       $ 16.53      $ 15.34
                                                                   ========     ========       ========       =======      =======
TOTAL RETURN:

Total investment return                                                26.94%     11.75%           1.19%(b)     35.68%(b)    14.48%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)                                   $196,219    $143,248       $134,078       $96,544      $52,135
Ratio of expenses to average net assets                                 0.75%       0.76%          0.80%(a)      0.84%(a)     1.01%
Ratio of net investment income to average net assets                    0.20%       0.26%          0.44%(b)      0.13%(b)    (0.01)%
Portfolio turnover ratio                                                 100%        132%           144%          112%          85%

Average commissions (per share)                                      $0.0251          --            --           --            --


(a) These ratios were not materially affected by the reimbursement of certain expenses by the Adviser and Administrator.
(b) Computed giving effect to the Investment Adviser's and the Administrator's expense limitation undertaking.

See Notes to Financial Statements

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
SteinRoe Variable Investment Trust Managed Growth Stock Fund / December 31, 1996
--------------------------------------------------------------------------------

                                                     MARKET
                                           SHARES     VALUE
                                         ---------  -----------

COMMON STOCKS--(97.8%)
BANKS--(4.6%)
Citicorp                                    40,000 $ 4,120,000
MBNA Corp.                                  82,500   3,423,750
                                                    -----------
                                                     7,543,750
                                                    -----------
BUSINESS SERVICES--(2.3%)
First Data Corporation                     100,000   3,650,000
                                                    -----------

COMPUTERS AND COMPUTER SOFTWARE--(12.1%)
Cisco Systems, Inc. (a)                     40,000   2,545,000
Electronic Data Systems Corporation         60,000   2,595,000
Intel Corporation                           50,000   6,546,875
Microsoft Corp. (a)                         60,000   4,957,500
Parametric Technology (a)                   40,000   2,055,000
Sterling Commerce, Inc. (a)                 25,000     881,250
                                                    -----------
                                                    19,580,625
                                                    -----------
CONSTRUCTION--(1.7%)
Fluor Corporation                           45,000   2,823,750
                                                    -----------

CONSUMER RELATED--(9.0%)
CUC International, Inc. (a)                165,000   3,918,750
The Gillette Company                        75,000   5,831,250
The Proctor & Gamble Co.                    45,000   4,837,500
                                                    -----------
                                                     14,587,500
                                                    -----------
DRUGS--(6.6%)
Eli Lilly & Co.                             50,000   3,650,000
Merck & Co.                                 55,000   4,358,750
SmithKline Beecham Plc ADRs                 40,000   2,720,000
                                                    -----------
                                                    10,728,750
                                                    -----------
ELECTRICAL EQUIPMENT--(3.1%)
General Electric Company                    50,000   4,943,750
                                                    -----------

ENERGY--(4.6%)
Renaissance Energy Ltd. (a)                100,000   3,403,612
Schlumberger Ltd.                           40,000   3,995,000
                                                    -----------
                                                     7,398,612
                                                    -----------
FINANCIAL SERVICES--(3.2%)
Federal National Mortgage Association      140,000   5,215,000
                                                    -----------

FOOD/BEVERAGE/TOBACCO--(6.5%)
The Coca Cola Company                      100,000   5,262,500
Nabisco Holdings Corp.                      50,000   1,943,750
Phillip Morris Companies, Inc.              30,000   3,378,750
                                                    -----------
                                                    10,585,000
                                                    -----------

                                                       MARKET
                                           SHARES       VALUE
                                         ---------  -----------

HEALTH CARE--(4.1%)
Johnson & Johnson                           80,000 $ 3,980,000
United Healthcare Corp.                     60,000   2,700,000
                                                   ------------
                                                     6,680,000
                                                   ------------
HOTEL--(5.3%)
HFS, Inc. (a)                              100,000   5,975,000
Sun International Hotels Ltd. (a)           70,000   2,555,000
                                                   ------------
                                                     8,530,000
                                                   ------------
INSURANCE--(5.7%)

American International Group, Inc.          37,500   4,059,375
The Travelers, Inc.                        115,000   5,218,125
                                                   ------------
                                                     9,277,500
                                                   ------------
LEISURE & ENTERTAINMENT--(2.2%)
Disney (Walt) Co.                           50,000   3,481,250
                                                   ------------


MEDICAL SUPPLIES--(3.4%)
Baxter International Inc.                   50,000   2,050,000
Medtronic, Inc.                             50,000   3,400,000
                                                   ------------
                                                     5,450,000
                                                   ------------
RETAIL--(5.7%)
Corporate Express Inc. (a)                  75,000   2,207,813
The Home Depot, Inc.                        70,000   3,508,750
Kohl's Corp. (a)                            90,000   3,532,500
                                                   ------------
                                                     9,249,063
                                                   ------------
RESTAURANTS--(2.0%)
McDonald's Corporation                      70,000   3,167,500
                                                   ------------


RUBBER, PLASTIC & RELATED--(2.5%)
Illinois Tool Works Inc.                    50,000   3,993,750
                                                   ------------


TECHNOLOGY SERVICES--(4.4%)
Tellabs Inc. (a)                            90,000   3,386,250
Thermo Electron Corp. (a)                   90,000   3,712,500
                                                   ------------
                                                    7,098,750
                                                   ------------
TELECOMMUNICATIONS--(8.8%)
Airtouch Communications (a)                 85,000   2,146,250
LM Ericsson Telecommunications Co.
   ADRs Class B                            150,000   4,528,125
Lucent Technologies Inc.                    50,000   2,312,500
Motorola, Inc.                              40,000   2,455,000
WorldCom Inc. (a)                          110,000   2,866,875
                                                   ------------
                                                    14,308,750
                                                   ------------
  TOTAL COMMON STOCKS
       (Cost $99,032,926)                          158,293,300
                                                   ------------

SCHEDULE OF INVESTMENTS                               MARKET
(CONTINUED)                                 PAR        VALUE
                                        ----------  -----------
SHORT-TERM INVESTMENTS--(2.1%)
Goldman Sachs Group Ltd.
   8.250% 1/02/97
   (Cost $3,454,208)                   $3,455,000  $ 3,454,208
                                                   ------------
   TOTAL INVESTMENTS--(99.9%)
       (Cost $102,487,134) (b)                     161,747,508
OTHER ASSETS, LESS LIABILITIES--(0.1%)                 131,466
                                                   ------------
NET ASSETS (100%)                                 $161,878,974
                                                   ============


(a) Non-income producing security.
(b) The cost of investments for federal income tax purposes is $102,488,374. Gross unrealized appreciation and depreciation at December 31, 1996 is as follows:

         Gross unrealized appreciation:      $60,028,220
         Gross unrealized depreciation:         (769,086)
                                             -----------
         Net unrealized appreciation:        $59,259,134
                                             ===========

See Notes to Financial Statements.

-----------------------------------------------------------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
SteinRoe Variable Investment Trust Managed Growth Stock Fund / December 31, 1996
-----------------------------------------------------------------------------------------------------------------------------------


ASSETS:

Investments, at market value (identified cost $102,487,134)..................................................... $161,747,508
Cash ...........................................................................................................       52,169
Receivable for fund shares sold.................................................................................       15,936
Dividends receivable............................................................................................      176,359
Other assets....................................................................................................       11,532
                                                                                                                -------------
     TOTAL ASSETS...............................................................................................  162,003,504
                                                                                                                -------------
LIABILITIES:

Payable for fund shares repurchased.............................................................................        9,465
Management fee payable..........................................................................................       64,641
Administrative fee payable......................................................................................       19,409
Accrued expenses payable........................................................................................       29,957
Other liabilities...............................................................................................        1,058
                                                                                                                -------------
     TOTAL LIABILITIES..........................................................................................      124,530
                                                                                                                -------------
NET ASSETS...................................................................................................... $161,878,974
                                                                                                                 ============
NET ASSETS REPRESENTED BY:
   Paid-in capital.............................................................................................. $ 94,453,766
   Accumulated undistributed net investment income..............................................................      688,694
   Accumulated undistributed net realized gains on investments..................................................    7,475,788
   Net unrealized appreciation on investments and foreign currencies............................................   59,260,726
                                                                                                                -------------
TOTAL NET ASSETS APPLICABLE TO OUTSTANDING SHARES OF BENEFICIAL INTEREST........................................ $161,878,974
                                                                                                                 ============
SHARES OF BENEFICIAL INTEREST OUTSTANDING.......................................................................    5,658,471
                                                                                                                 ============
NET ASSET VALUE PER SHARE.......................................................................................       $28.61
                                                                                                                       ======

-----------------------------------------------------------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
Year Ended December 31, 1996
-----------------------------------------------------------------------------------------------------------------------------------

INVESTMENT INCOME:
   Dividends (net of foreign taxes withheld).................................................................... $  1,387,148
   Interest Income..............................................................................................      424,260
                                                                                                                 ------------
     Total investment income....................................................................................    1,811,408
                                                                                                                 ------------
EXPENSES:
   Management fee...............................................................................................      743,602
   Administrative fee...........................................................................................      223,081
   Accounting fee...............................................................................................       27,448
   Printing expense.............................................................................................       19,800
   Custodian fee................................................................................................       17,476
   Audit and legal fees.........................................................................................       16,843
   Trustees' expense............................................................................................       10,626
   Transfer agent fee...........................................................................................        7,500
   Miscellaneous expense........................................................................................       16,107
                                                                                                                 ------------
     Total expenses.............................................................................................    1,082,483
                                                                                                                 ------------
Net investment income...........................................................................................      728,925

REALIZED AND UNREALIZED GAINS ON INVESTMENTS:

   Net realized gains on investments............................................................................    7,580,172
   Change in unrealized appreciation or depreciation on investments.............................................   20,202,757
                                                                                                                 ------------
Net increase in net assets resulting from operations............................................................ $ 28,511,854
                                                                                                                 ============

See Notes to Financial Statements.

-----------------------------------------------------------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
SteinRoe Variable Investment Trust Managed Growth Stock Fund
-----------------------------------------------------------------------------------------------------------------------------------

                                                                                                       YEARS ENDED DECEMBER 31,
                                                                                                         1996         1995
                                                                                                     ------------  -------------

OPERATIONS:
   Net investment income                                                                           $    728,925   $    848,442
   Net realized gains on investments                                                                  7,580,172      6,765,437
   Change in unrealized appreciation or depreciation on investments                                  20,202,757     29,815,844
                                                                                                     ------------   ------------
   Net increase in net assets resulting from operations                                              28,511,854     37,429,723
                                                                                                     ------------   ------------
DISTRIBUTIONS DECLARED FROM:
   Net investment income                                                                                     --      (799,977)
   Net realized gains on investments                                                                         --    (6,557,064)
   Distributions in excess of net realized gains on investments                                              --       (42,937)
                                                                                                     ------------  ------------
   Total distributions                                                                                       --    (7,399,978)
                                                                                                     ------------  ------------
FUND SHARE TRANSACTIONS:
   Proceeds from fund shares sold                                                                    22,263,141    23,896,709
   Cost of fund shares repurchased                                                                  (25,729,831)  (23,225,761)
   Distributions reinvested                                                                                 --      7,399,978
                                                                                                     ------------  ------------
Net increase (decrease) in net assets resulting from fund share transactions                         (3,466,690)    8,070,926
                                                                                                     ------------  ------------
Total increase in net assets                                                                         25,045,164    38,100,671

NET ASSETS:

   Beginning of year                                                                                136,833,810    98,733,139
                                                                                                    ------------  ------------
   End of year                                                                                     $161,878,974  $136,833,810
                                                                                                    ============  ============
Accumulated undistributed (overdistributed) net investment income
   included in ending net assets                                                                   $    688,694   $   (40,231)
                                                                                                   ============   ============
ANALYSIS OF CHANGES IN SHARES OF BENEFICIAL INTEREST:

   Shares sold                                                                                          854,357     1,121,091
   Shares repurchased                                                                                  (997,588)   (1,086,399)
   Distributions reinvested                                                                                 --        314,893
                                                                                                   ------------   ------------
Net increase (decrease)                                                                                (143,231)      349,585
                                                                                                   ============   ============

See Notes to Financial Statements.


-----------------------------------------------------------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
SteinRoe Variable Investment Trust Managed Growth Stock Fund
-----------------------------------------------------------------------------------------------------------------------------------

                                                                                       YEARS ENDED DECEMBER 31,
                                                                  ------------------------------------------------------------------
                                                                      1996          1995          1994         1993          1992
                                                                    ---------    ---------     --------      ---------     --------

PER SHARE OPERATING PERFORMANCE:

Net asset value, beginning of year...........................        $  23.59    $  18.11      $ 20.65      $  20.10      $ 19.47
                                                                    ---------    ---------     --------      ---------     --------
Net investment income                                                    0.13        0.15         0.15          0.13         0.11
Net realized and unrealized gains (losses)
   on investments............................................            4.89        6.68        (1.46)         0.86         1.18
                                                                    ---------    ---------     --------      ---------     --------
Total from investment operations.............................            5.02        6.83        (1.31)         0.99         1.29
                                                                    ---------    ---------     --------      ---------     --------
Less distributions:
   Dividends from and in excess of net investment income.....             --        (0.15)       (0.17)        (0.12)       (0.10)
   Distributions from and in excess of net realized gains
     on investments..........................................             --        (1.20)       (1.06)        (0.32)       (0.56)
                                                                    ---------    ---------     --------      ---------     --------
Total distributions..........................................             --        (1.35)       (1.23)        (0.44)      ( 0.66)
                                                                    ---------    ---------     --------      ---------     --------
Net asset value, end of year.................................          $28.61    $  23.59      $ 18.11      $  20.65      $ 20.10
                                                                     ========     ========     =======        ========      =======
TOTAL RETURN:

Total investment return......................................           21.28%      37.73%       (6.35)%        4.97%        6.63%

RATIOS/SUPPLEMENTAL DATA:

Net assets, end of period (000's)............................        $161,879    $136,834      $98,733      $111,561      $64,402
Ratio of expenses to average net assets......................            0.73%       0.74%        0.77%         0.83%        0.97%

Ratio of net investment income to average net assets.........            0.49%       0.72%        0.75%         0.77%        0.63%
Portfolio turnover ratio.....................................              35%         41%          72%           77%          20%
Average commissions (per share)..............................         $0.0534          --           --            --           --

See Notes to Financial Statements.

-------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
SteinRoe Variable Investment Trust Managed Assets Fund / December 31, 1996
-------------------------------------------------------------------------------
                                                      MARKET
                                           SHARES      VALUE
                                         ---------  -----------

COMMON STOCKS--(54.1%)
BANKS--(5.6%)
BankAmerica Corporation                     31,000 $ 3,092,250
Bank of Boston Corp.                        40,000   2,570,000
Citicorp                                    30,000   3,090,000
NationsBank Corp.                           29,000   2,834,750
Royal Bank of Scotland Group Plc           290,000   2,789,320
Westpac Banking Corporation Ltd.           415,000   2,360,127
                                                    -----------
                                                    16,736,447
                                                    -----------
BUILDING AND CONSTRUCTION--(1.1%)
Fluor Corporation                           52,000   3,263,000
                                                    -----------

CHEMICALS--(1.0%)
Praxair, Inc.                               65,000   2,998,125
                                                    -----------

COMPUTERS--(0.8%)
International Business Machines             15,000   2,265,000
                                                    -----------

COMPUTER SOFTWARE AND SERVICES--(0.9%)
Electronic Data Systems Corporation         60,000   2,595,000
                                                    -----------

CONSUMER PRODUCTS--(0.8%)
First Brands Corp.                          80,000   2,270,000
                                                    -----------

DATA PRODUCTS & REPRODUCTION--(0.9%)
Canon, Inc.                                120,000   2,646,679
                                                    -----------


DRUGS/HEALTH CARE--(5.0%)
American Home Products Corp.                38,000   2,227,750
Elan Corporation Plc ADRs (a)               90,000   2,992,500
Eli Lilly & Company                         46,000   3,358,000
Novartis ADRs (a)                           55,000   3,139,697
SmithKline Beecham Plc ADRs                 50,000   3,400,000
                                                    -----------
                                                    15,117,947
                                                    -----------
ELECTRICAL EQUIPMENT--(3.3%)
Emerson Electric Co.                        31,000   2,999,250
General Electric Company                    31,000   3,065,125
Hubbell Inc., Class B                       86,000   3,719,500
                                                    -----------
                                                     9,783,875
                                                    -----------
ELECTRONICS--(3.1%)
Harris Corp.                                40,000   2,745,000
Intel Corporation                           27,000   3,535,313
Motorola, Inc.                              50,000   3,068,750
                                                    -----------
                                                     9,349,063
                                                    -----------

                                                       MARKET
                                           SHARES       VALUE
                                         ---------  -----------

ENVIRONMENTAL SERVICES--(1.0%)
WMX Technologies Inc.                       90,000 $ 2,936,250
                                                    -----------

FABRICATED METAL PRODUCTS--(0.9%)
Crown Cork & Seal, Inc.                     50,000   2,718,750
                                                    -----------

FERTILIZERS--(0.7%)
Potash Corp. of Saskatchewan Inc.           23,000   1,955,000
                                                    -----------

FINANCIAL SERVICES--(0.8%)
Federal National Mortgage Association       67,000   2,495,750
                                                    -----------

FOOD/BEVERAGE/TOBACCO--(2.6%)
PepsiCo, Inc.                               96,000   2,808,000
Philip Morris Companies, Inc.               25,000   2,815,625
Sara Lee Corporation                        60,000   2,235,000
                                                    -----------
                                                     7,858,625
                                                    -----------
HOLDING--(1.0%)
Swire Pacific Ltd. Class A                 300,000   2,860,412
                                                    -----------

HOUSEWARES--(1.0%)
Newell Co.                                  95,000   2,992,500
                                                    -----------

INSURANCE--(1.9%)
American States Financial Corporation      110,000   2,915,000
TIG Holdings Inc.                           83,000   2,811,625
                                                    -----------
                                                     5,726,625
                                                    -----------
MEDICAL SUPPLIES--(1.1%)
Allegiance Corporation                      13,600     375,700
Baxter International Inc.                   68,000   2,788,000
                                                    -----------
                                                     3,163,700
                                                    -----------

OIL/GAS--(5.6%)
Baker Hughes Inc.                           85,000   2,932,500
British Petroleum Company Plc ADRs          18,000   2,544,750
Enron Corp.                                 72,000   3,105,000
Mobil Corporation                           24,000   2,934,000
Schlumberger Ltd.                           25,000   2,496,875
Sonat, Inc.                                 32,000   1,648,000
United Meridian Corporation (a)             22,000   1,138,500
                                                    -----------
                                                    16,799,625
                                                    -----------

SCHEDULE OF INVESTMENTS                               MARKET
(CONTINUED)                                 SHARES     VALUE
                                           --------  ------------

COMMON STOCKS (CONTINUED)
PAPER & FOREST PRODUCTS--(0.8%)
Plum Creek Timber Company                   94,000 $ 2,444,000
                                                  -------------

PUBLISHING & BROADCASTING--(0.7%)
World Color Press, Inc. (a)                115,000   2,213,750
                                                  -------------

REAL ESTATE--(2.2%)
Avalon Properties, Inc.                     76,000   2,185,000
The Rouse Company                           70,587   2,241,137
Security Capital Industrial Trust          100,000   2,137,500
                                                  -------------
                                                     6,563,637
                                                  -------------
RETAIL--(3.6%)
Credit Saison Co. Ltd.                      97,000   2,164,470
Controladora Comercial Mexicana
   SA GDRs (a)                              66,400   1,186,900
Home Depot, Inc.                            55,000   2,756,875
Jusco Co.                                   80,000   2,708,710
Nine West Group, Inc. (a)                   45,000   2,086,875
                                                  -------------
                                                    10,903,830
                                                  -------------
TELECOMMUNICATIONS--(4.0%)
Airtouch Communications, Inc. (a)           95,000   2,398,750
Frontier Corp.                              90,000   2,036,250
LM Ericsson Telecommunications Co.
   ADRs Class B                            105,000   3,169,687
Lucent Technologies, Inc.                   40,000   1,850,000
Telefonica de Argentina S.A. ADRs          100,000   2,587,500
                                                  -------------
                                                    12,042,187
                                                  -------------
TRANSPORTATION--(1.0%)
Canadian National Railway                   75,000   2,850,000
                                                  -------------

UTILITIES--(1.9%)
Empresa Nacional De Electricidad
   ADRs                                     47,000   3,290,000
Enron Global Power & Pipelines              90,000   2,430,000
                                                  -------------
                                                     5,720,000
                                                  -------------
WATER TREATMENT SYSTEMS--(0.8%)
U.S. Filter Corporation (a)                 75,000   2,381,250
                                                  -------------
   TOTAL COMMON STOCKS (Cost $121,588,099)         161,651,027
                                                  -------------
MISCELLANEOUS--(0.8%)
World Equity Benchmark
   Shares-Japan (Cost $3,118,736)          190,000   2,481,875
                                                    -----------

                                                      MARKET
                                            PAR        VALUE
                                         --------  ------------

LONG-TERM OBLIGATIONS--(41.8%)
AIR TRANSPORTATION--(0.9%)
Federal Express Corporation 1994
   Pass-Through Certificates Series
   A310-A1 7.530% 9/23/06               $2,063,406 $ 2,096,111
United Airline Corporation Series
   1991-A-1 9.200% 3/22/08                 691,474     755,339
                                                    -----------
                                                     2,851,450
                                                     ----------
ASSET-BACKED SECURITIES--(1.7%)
ALPS Pass-Through Trust Series 1994-1
   Class C2 9.350% 9/15/04               1,989,855   2,039,462
American Mortgage Trust Series 1993-3
   Class 3B 8.190% 9/27/22               2,130,207   2,018,009
Greentree Home Improvement Loan
   Trust Series 1994-A Class A
   7.050% 3/15/14                        1,009,250   1,014,074
                                                     ----------
                                                     5,071,545
                                                     ----------
BANKS--(1.2%)
Den Danske Bank 6.550% 9/15/03           2,250,000   2,200,028
First Chicago NBD 6.125% 2/15/06         1,500,000   1,403,925
                                                     ----------
                                                     3,603,953
                                                     ----------
DRUGS/HEALTHCARE--(1.2%)
Nationwide Health Property Inc.
   Conv. Deb. 6.250% 1/01/99             3,400,000   3,565,750
                                                     ----------

FOREIGN GOVERNMENT REGIONAL BOND--(1.0%)
Corporacion Andina de Fomento
   6.625% 10/14/98 (c)                   2,900,000   2,904,727
                                                     ----------

FINANCIAL--(1.4%)
Associates Corporation of North America
   7.500% 4/15/02                        4,000,000   4,139,560
                                                     ----------

MORTGAGE-BACKED SECURITIES--(0.9%)
Lennar Central Partners Limited
   Partnership Series 1994-1 Class C
   8.120% 9/15/02 (c)                    2,500,000   2,504,175
MDC Mortgage Funding Corporation
   Series Q Class 5 8.850% 3/20/18         231,136     235,646
                                                     ----------
                                                     2,739,821
                                                     ----------
OIL/GAS--(1.5%)
Consolidated Natural Gas Conv. Deb.
   7.250% 12/15/15                       2,500,000   2,628,125
SFP Pipeline Holdings, Inc. Conv. Deb.
   11.160% 8/15/10                       1,400,000   1,736,000
                                                     ----------
                                                     4,364,125
                                                     ----------

SCHEDULE OF INVESTMENTS                               MARKET
(CONTINUED)                               SHARES       VALUE
                                         --------  ------------

LONG-TERM OBLIGATIONS (CONTINUED)
UTILITIES--(0.8%)
Niagara Mohawk Power Corp.
   8.000% 6/01/04                       $2,500,000 $ 2,401,275
                                                   ------------
U.S. GOVERNMENT AND AGENCY
OBLIGATIONS--(31.2%)
Federal Home Loan Mortgage
   Corporation
   6.500% 12/01/10 Gold                    972,512     956,981
   6.500% 5/01/11 Gold                     955,090     939,837
   6.500% 6/01/11 Gold                   5,839,363   5,733,554
   12.000% 7/01/20 Gold                  1,581,729   1,809,102
   6.500% 3/01/26 Gold                   3,954,551   3,786,087
   6.500% 6/01/26 Gold                   2,483,332   2,377,542
Federal National Mortgage Association
   8.000% 4/13/05                        1,500,000   1,527,795
Government National Mortgage
   Association
   7.125% 7/20/25 ARM                    1,337,824   1,368,233
   8.000% 3/15/26                        4,914,073   5,017,241
U.S. Treasury Bonds
   7.250% 5/15/16                        7,000,000   7,390,950
   7.875% 2/15/21                        4,500,000   5,084,325
   7.125% 2/15/23                        4,000,000   4,174,000
U.S. Treasury Notes
   6.375% 1/15/99                        7,500,000   7,572,525
   6.875% 8/31/99                        7,500,000   7,658,925
   7.875% 8/15/01                        3,000,000   3,198,900
   6.250% 2/15/03                        7,750,000   7,738,375
   5.750% 8/15/03                        6,000,000   5,814,300
   7.500% 2/15/05                        8,000,000   8,549,520
   6.500% 5/15/05                        3,500,000   3,521,455
   6.500% 8/15/05                        6,750,000   6,790,635
   6.500% 7/15/06                        2,250,000   2,337,322
                                                   ------------
                                                    93,347,604
                                                   ------------
   TOTAL LONG-TERM OBLIGATIONS
     (Cost $123,974,040)                           124,989,810
                                                   ------------


                                                      MARKET
                                            PAR        VALUE
                                         --------  ------------

SHORT-TERM INVESTMENTS--(2.3%)
Goldman Sachs Group 8.250% 1/02/97
     (Cost $6,998,396)                 $7,000,000  $ 6,998,396
                                                   ------------
   TOTAL INVESTMENTS (99.0%)
     (Cost $255,679,271) (b)                       296,121,108
OTHER ASSETS, LESS LIABILITIES--(1.0%)               3,063,112
                                                   ------------
NET ASSETS (100%)                                 $299,184,220
                                                   ============


(a) Non-income producing security.
(b) The cost of investments for federal income tax purposes is identical. Gross unrealized appreciation and depreciation at December 31, 1996 is as follows:

         Gross unrealized appreciation:                $43,150,108
         Gross unrealized depreciation:                (2,708,271)
                                                       ------------
         Net unrealized appreciation:                  $40,441,837
                                                       ============

(c) Private placement security. These securities generally are issued to institutional investors, such as the Fund who agree that they are purchasing the securities for investment and not with a view to public distribution. Any resale by the Fund must be in an exempt transaction, normally to other institutional investors.

See Notes to Financial Statements.

-----------------------------------------------------------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
SteinRoe Variable Investment Trust Managed Assets Fund / December 31, 1996
-----------------------------------------------------------------------------------------------------------------------------------

ASSETS:

Investments, at market value (identified cost $255,679,271).....................................................  $296,121,108
Cash ...........................................................................................................        94,613
Receivable for investments sold.................................................................................       763,962
Receivable for fund shares sold.................................................................................           642
Dividends and interest receivable...............................................................................     2,647,106
Other assets....................................................................................................        29,910
                                                                                                                  ------------
     TOTAL ASSETS...............................................................................................   299,657,341
                                                                                                                  ------------
LIABILITIES:

Payable for fund shares repurchased.............................................................................       256,027
Management fee payable..........................................................................................       107,387
Administrative fee payable......................................................................................        35,834
Accrued expenses payable........................................................................................        38,033
Other liabilities...............................................................................................        35,840
                                                                                                                  ------------
     TOTAL LIABILITIES..........................................................................................       473,121
                                                                                                                  ------------
NET ASSETS......................................................................................................  $299,184,220
                                                                                                                  ============
NET ASSETS REPRESENTED BY:
   Paid-in capital..............................................................................................  $223,300,752
   Accumulated undistributed net investment income..............................................................    10,358,564
   Accumulated undistributed net realized gains on investments..................................................    25,080,750
   Net unrealized appreciation on investments and foreign currencies............................................    40,444,154
                                                                                                                  ------------
TOTAL NET ASSETS APPLICABLE TO OUTSTANDING SHARES OF BENEFICIAL INTEREST........................................  $299,184,220
                                                                                                                  ============
SHARES OF BENEFICIAL INTEREST OUTSTANDING.......................................................................    18,379,437
                                                                                                                  ============
NET ASSET VALUE PER SHARE.......................................................................................        $16.28
                                                                                                                        ======

-----------------------------------------------------------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
Year Ended December 31, 1996
-----------------------------------------------------------------------------------------------------------------------------------

INVESTMENT INCOME:
   Interest income............................................................................................ $ 8,967,749
   Dividends (net of foreign taxes withheld)..................................................................   3,452,126
                                                                                                               -----------
     Total investment income..................................................................................  12,419,875
                                                                                                               -----------
EXPENSES:
   Management fee.............................................................................................   1,293,967
   Administrative fee.........................................................................................     431,322
   Printing expense...........................................................................................      37,310
   Accounting fee.............................................................................................      30,900
   Custodian fee..............................................................................................      27,814
   Audit and legal fees.......................................................................................      26,796
   Trustees' expense..........................................................................................      17,301
   Transfer agent fee.........................................................................................       7,500
   Miscellaneous expense......................................................................................      34,560
                                                                                                                ----------
     Total expenses...........................................................................................   1,907,470
                                                                                                                ----------
Net investment income.........................................................................................  10,512,405

REALIZED AND UNREALIZED GAINS ON INVESTMENTS:

   Net realized gains on investments and foreign currency.....................................................   25,179,094
   Change in unrealized appreciation or depreciation on investments...........................................    5,972,813
                                                                                                                -----------
Net increase in net assets resulting from operations..........................................................  $41,664,312
                                                                                                                ===========

See Notes to Financial statements.

-----------------------------------------------------------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
SteinRoe Variable Investment Trust Managed Assets Fund
-----------------------------------------------------------------------------------------------------------------------------------

                                                                                                       YEARS ENDED DECEMBER 31,
                                                                                                         1996          1995
                                                                                                     ------------  -------------

OPERATIONS:
   Net investment income                                                                             $ 10,512,405   $  8,566,666
   Net realized gains on investments and foreign currency                                              25,179,094        779,937
   Change in unrealized appreciation or depreciation on investments                                     5,972,813     28,886,194
                                                                                                     ------------   ------------
   Net increase in net assets resulting from operations                                                41,664,312     50,232,797
                                                                                                     ------------   ------------
DISTRIBUTIONS DECLARED FROM:
   Net investment income                                                                                      --      (8,589,529)
   Distributions in excess of net investment income                                                           --        (192,094)
   Net realized losses on investments                                                                         --     (12,796,378)
   Distributions in excess of net realized gains on investments                                               --        (135,229)
                                                                                                     ------------   ------------
   Total distributions                                                                                        --     (21,713,230)
                                                                                                     ------------   ------------
FUND SHARE TRANSACTIONS:
   Proceeds from fund shares sold                                                                      23,322,625     21,591,908
   Cost of fund shares repurchased                                                                    (42,816,350)   (40,012,684)
   Distributions reinvested                                                                                   --      21,713,230
   Strategic Managed Assets Fund Substitution                                                                 --      48,923,531
                                                                                                     ------------   ------------
Net increase (decrease) in net assets resulting from fund share transactions                          (19,493,725)    52,215,985
                                                                                                     ------------   ------------
Total increase in net assets                                                                           22,170,587     80,735,552

NET ASSETS:
   Beginning of year                                                                                  277,013,633    196,278,081
                                                                                                     ------------   ------------
   End of year                                                                                        299,184,220    277,013,633
                                                                                                     ============   ============
Accumulated undistributed (overdistributed) net investment income
   included in ending net assets                                                                     $ 10,358,564   $   (192,094)
                                                                                                     ============   ============
ANALYSIS OF CHANGES IN SHARES OF BENEFICIAL INTEREST:
   Shares sold                                                                                          1,550,496     1,590,395
   Shares repurchased                                                                                  (2,845,909)   (2,911,681)
   Distributions reinvested                                                                                    --     1,549,182

   Strategic Managed Assets Fund Substitution                                                                  --     3,333,520
                                                                                                     ------------  ------------
Net increase (decrease)                                                                               (1,295,413)     3,561,416
                                                                                                     ============  ============

See Notes to Financial Statements.

-----------------------------------------------------------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
SteinRoe Variable Investment Trust Managed Assets Fund
-----------------------------------------------------------------------------------------------------------------------------------

                                                                                       YEARS ENDED DECEMBER 31,
                                                                  ------------------------------------------------------------------
                                                                      1996          1995          1994         1993          1992
                                                                   ---------     ---------      ---------    ---------    ---------

PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year...........................      $  14.08      $  12.18       $  13.11     $  12.54     $  12.54
                                                                   ---------     ---------      ---------    ---------    ---------
Net investment income........................................          0.57          0.48           0.51         0.38         0.45
Net realized and unrealized gains (losses)
   on investments............................................          1.63          2.61          (0.93)        0.78         0.49
                                                                   ---------     ---------      ---------    ---------   ----------
Total from investment operations.............................          2.20          3.09          (0.42)        1.16         0.94
                                                                   ---------     ---------      ---------    ---------    ---------
Less distributions:
   Dividends from and in excess of net investment income.....            --         (0.48)         (0.51)       (0.36)       (0.46)
   Distributions from and in excess of net realized gains
     on investments..........................................            --         (0.71)          --          (0.23)       (0.48)
                                                                   ---------     ---------      ---------    ---------    ---------
Total distributions..........................................            --         (1.19)         (0.51)       (0.59)       (0.94)
                                                                   ---------     ---------      ---------    ---------    ---------
Net asset value, end of year.................................       $  16.28     $  14.08      $  12.18       $  13.11    $  12.54
                                                                    ========     ========       ========      ========     ========
TOTAL RETURN:

Total investment return......................................          15.63%       25.43%        (3.19)%         9.29%       7.53%
RATIOS/SUPPLEMENTAL DATA:

Net assets, end of period (000's)............................       $299,184     $277,014      $196,278        $197,132   $113,572
Ratio of expenses to average net assets......................           0.67%        0.66%         0.68%           0.69%      0.66%

Ratio of net investment income to average net assets.........           3.68%        3.12%         4.01%           3.55%      3.98%
Portfolio turnover ratio (a).................................             76%          66%           71%             47%        70%

Average Commissions (per share)..............................        $0.0547           --            --              --          --


(a) The portfolio turnover ratio includes dollar roll transactions.

See Notes to Financial Statements.

-------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
SteinRoe Variable Investment Trust Mortgage Securities Income Fund /
December 31, 1996
-------------------------------------------------------------------------------
                                                     MARKET
                                             PAR      VALUE
                                         ---------  -----------

ASSET-BACKED SECURITIES--(4.5%)
ALPS Pass-Through Trust Series 1994-1
   Class C2 9.350% 9/15/04              $  994,927   $1,019,761
First Boston Home Equity Loan Pass-
   Through Certificates Series 1993-H1,
   Class A-IO (effective yield 12.820%)
   9/28/13                               6,652,285      258,641
Greentree Home Improvement Loan
   Trust Series 1994-A Class A
   7.050% 3/15/14                          756,937      760,556
Green Tree Financial Corporation
   Series 1996-9 Class B1
   7.650% 1/15/28                        1,350,000    1,360,328
                                                     ----------
   TOTAL ASSET-BACKED SECURITIES
     (Cost $3,343,062)                                3,399,286
                                                     ----------

MORTGAGE-BACKED SECURITIES--(11.7%)
American Mortgage Trust Series 1993-3
   Class 3B 8.190% 9/27/22                 804,745      762,359
Citicorp Mortgage Securities, Inc.
   Series 1987-10 10.000% 7/01/17          169,209      176,308
Comfed Savings Bank Adjustable Rate
   Mortgage Series 1987-1A
   7.642% 1/01/18                          161,800      137,530
Glendale Federal Savings & Loan
   Series 1978-A 9.125% 1/25/08             32,177       33,616
Imperial Savings & Loan Adjustable
   Rate Mortgage Series 1987-4A
   10.169% 7/25/17                          33,070       35,601
Kidder Peabody Acceptance Corp
   Series 1987-1 Class A
   8.750% 7/25/17                           42,038       41,653
MDC Mortgage Funding Corporation
   Series Q Class 5 8.850% 3/20/18         346,704      353,469
Merrill Lynch Mortgage Investments Inc.
   8.000% 12/20/18 Series 20-D           1,554,035    1,569,902
   7.088% 12/26/25 Series 1995-C3
   Class A3 ARM                          2,000,000    1,986,880
   5.880% 11/15/26 Series 1987-A ARM       104,672      104,175
Nomura Asset Securities Corporation
   MBS Series 1996-MD5 Class A1B
   7.120% 4/13/36                        1,000,000    1,006,560
PS CMO Trust Series 1994-C1-A2
   7.920% 8/15/02                          722,486      741,545
Republic Federal Savings & Loan
   Association Series 1987-1
   7.500% 2/28/17                            7,662        7,572
Sears Mortgage Securities Corp.
   Series 1987-A 6.500% 3/25/17             25,083       24,437

                                                       MARKET
                                             PAR        VALUE
                                         ---------  -----------

MORTGAGE-BACKED SECURITIES (CONTINUED)
Structured Asset Securities Corporation
   Series 1996-CFL Class X1-IO
   (effective yield 12.960%) 2/25/28    $13,138,526 $   680,576
   Series 1996-CFL Class C
   6.525% 2/25/28                        1,242,500    1,214,544
                                                    -----------
   TOTAL MORTGAGE-BACKED SECURITIES
     (Cost $8,887,046)                                8,876,727
                                                    -----------

UTILITY SECURITIES--(2.7%)
National Power Co. Plc 7.125% 7/11/01
   (Cost $1,997,260)                     2,000,000    2,027,240
                                                    -----------

FEDERAL HOME LOAN MORTGAGE
   CORPORATION CERTIFICATES--(20.0%)
8.500% 5/01/06 Gold                        160,471      167,340
6.500% various due dates to
   6/01/09 Gold                          1,942,551    1,907,352
10.750% 11/01/09                           269,233      293,085
11.250% various due dates to 11/01/15      120,673      134,890
10.500% various due dates to 2/01/19       442,298      484,732
12.000% 7/01/13                             91,925      104,478
12.000% 7/01/20 Gold                     1,138,845    1,302,555
7.500% various due dates to
   5/01/24 Gold                          8,523,778    8,580,240
7.000% 1/01/26                           2,258,541    2,216,622
                                                    -----------
   TOTAL FEDERAL HOME LOAN MORTGAGE
     CORPORATION CERTIFICATES
     (Cost $14,984,617)                              15,191,294
                                                    -----------


FEDERAL NATIONAL MORTGAGE
   ASSOCIATION CERTIFICATES--(32.8%)
10.500% 2/01/01                            136,242      143,310
12.250% 9/01/12 FHA/VA
   Guaranteed                               85,485       97,932
10.250% 2/01/16                            161,290      177,343
10.000% various due dates to 3/01/16       392,493      423,916
9.000% various due dates to 5/01/20        299,215      318,204
8.500% various due dates to 12/01/24       890,810      929,490
6.000% various due dates to 2/01/25     13,597,779   12,994,139
7.000% various due dates to 8/01/25      5,735,886    5,701,769
6.500% various due dates to 1/01/26      4,326,663    4,128,119
                                                    -----------
   TOTAL FEDERAL NATIONAL MORTGAGE
     ASSOCIATION CERTIFICATES
     (Cost $24,904,700)                              24,914,222
                                                    -----------

SCHEDULE OF INVESTMENTS                                MARKET
(CONTINUED)                                  PAR        VALUE
                                         ---------  -----------

GOVERNMENT NATIONAL MORTGAGE
   ASSOCIATION CERTIFICATES--(18.7%)
11.500% various due dates to 5/15/13    $  512,320   $  582,282
8.500% 2/15/17                             213,841      225,470
10.000% various due dates to 11/15/19      741,110      812,442
9.000% various due dates to 1/15/20      2,132,742    2,279,990
8.000% various due dates to 8/15/22      3,448,662    3,558,532
9.500% various due dates to 8/15/22      2,408,989    2,615,059
7.000% 4/15/23                             559,944      551,197
6.500% various due dates to 7/15/24        919,066      880,673
7.125% 7/20/25 ARM                       2,675,648    2,736,466
                                                    -----------
   TOTAL GOVERNMENT NATIONAL MORTGAGE
     ASSOCIATION CERTIFICATES
     (Cost $14,162,923)                              14,242,111
                                                    -----------

REAL ESTATE MORTGAGE INVESTMENT
   CONDUITS--(2.0%)
Federal Home Loan Mortgage
   Corporation Series 11-C
   9.500% 4/15/19                           90,601       93,718
Federal National Mortgage Association
   Trust Series 1988-4Z
   9.250% 3/25/18                        1,342,097    1,397,781
Federal National Mortgage Association
   Trust Series 1991-91SA-IO
   (effective yield 14.400%) 7/25/98        10,705       59,784
                                                    -----------
   TOTAL REAL ESTATE MORTGAGE
     INVESTMENT CONDUITS
     (Cost $1,546,694)                                1,551,283
                                                    -----------


                                                       MARKET
                                             PAR        VALUE
                                         ---------  -----------

U.S. GOVERNMENT SECURITIES--(5.8%)
   U.S. Treasury Bonds
     6.500% 8/15/05                     $ 750,000    $  754,515
     6.750% 8/15/26                      2,350,000    2,368,142
   U.S. Treasury Note 7.000% 7/15/06    1,250,000     1,298,513
                                                    -----------
   TOTAL U.S. GOVERNMENT SECURITIES
     (Cost $4,406,294)                                4,421,170
                                                    -----------

SHORT-TERM INVESTMENTS--(0.9%)
Goldman Sachs Group Ltd. 8.250% 1/02/97
   (Cost $689,842)                        690,000       689,842
                                                    -----------
  TOTAL INVESTMENTS--(99.1%)
     (Cost $74,922,438)                              75,313,175
OTHER ASSETS, LESS LIABILITIES (0.9%)                   695,976
                                                    -----------
NET ASSETS (100%)                                   $76,009,151
                                                    ===========


(a) The cost of investments for federal income tax purposes is identical. Gross unrealized appreciation and depreciation at December 31, 1996 is as follows:

         Gross unrealized appreciation:                $962,495
         Gross unrealized depreciation:                (571,758)
                                                       ----------
         Net unrealized appreciation:                  $390,737
                                                       ==========

-----------------------------------------------------------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
SteinRoe Variable Investment Trust Mortgage Securities Income Fund / December 31, 1996
-----------------------------------------------------------------------------------------------------------------------------------

ASSETS:

Investments, at market value (identified cost $74,922,438)...................................................... $75,313,175
Cash ...........................................................................................................      52,560
Interest receivable.............................................................................................     681,400
Other assets....................................................................................................      32,705
                                                                                                                 -----------
     TOTAL ASSETS...............................................................................................  76,079,840
                                                                                                                 -----------
LIABILITIES:

Payable for fund shares repurchased.............................................................................       4,031
Management fee payable..........................................................................................      24,181
Administrative fee payable......................................................................................       9,063
Accrued expenses payable........................................................................................      33,414
                                                                                                                 -----------
     TOTAL LIABILITIES..........................................................................................      70,689
                                                                                                                 -----------
NET ASSETS...................................................................................................... $76,009,151
                                                                                                                 ===========

NET ASSETS REPRESENTED BY:

   Paid-in capital.............................................................................................. $78,959,171
   Accumulated overdistributed net investment income............................................................    (299,012)
   Accumulated net realized losses on investments...............................................................  (3,041,745)
   Net unrealized appreciation on investments...................................................................     390,737
                                                                                                                 -----------
TOTAL NET ASSETS APPLICABLE TO OUTSTANDING SHARES OF BENEFICIAL INTEREST........................................ $76,009,151
                                                                                                                 ===========

SHARES OF BENEFICIAL INTEREST OUTSTANDING.......................................................................   7,724,091
                                                                                                                 ===========
NET ASSET VALUE PER SHARE.......................................................................................       $9.84
                                                                                                                       =====

-----------------------------------------------------------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
For the Year Ended December 31, 1996
-----------------------------------------------------------------------------------------------------------------------------------

INTEREST INCOME................................................................................................. $ 6,202,847
                                                                                                                 -----------
EXPENSES:
   Management fee...............................................................................................     334,914
   Administrative fee...........................................................................................     125,593
   Custodian fee................................................................................................      27,650
   Accounting fee...............................................................................................      25,829
   Audit and legal fees.........................................................................................      23,449
   Printing expense.............................................................................................       8,922
   Trustees' expense............................................................................................       7,787
   Transfer agent fee...........................................................................................       7,500
   Miscellaneous expense........................................................................................      39,287
                                                                                                                 -----------
     Gross expenses.............................................................................................     600,931
   Fee refund...................................................................................................     (14,831)
                                                                                                                 -----------
     Net expenses...............................................................................................     586,100
                                                                                                                 -----------
Net investment income...........................................................................................   5,616,747

REALIZED AND UNREALIZED LOSSES ON INVESTMENTS:

   Net realized losses on investments...........................................................................    (196,495)
   Change in unrealized appreciation or depreciation on investments.............................................  (1,957,496)
                                                                                                                 ------------
Net increase in net assets resulting from operations............................................................ $ 3,462,756
                                                                                                                 ===========

See Notes to Financial Statements.

-----------------------------------------------------------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
SteinRoe Variable Investment Trust Mortgage Securities Income Fund
-----------------------------------------------------------------------------------------------------------------------------------

                                                                                                       YEARS ENDED DECEMBER 31,
                                                                                                         1996          1995
                                                                                                     ------------ -------------

OPERATIONS:
   Net investment income                                                                            $  5,616,747     $  5,354,601
   Net realized gains (losses) on investments                                                           (196,495)         653,056
   Change in unrealized appreciation or depreciation on investments                                   (1,957,496)       5,388,182
                                                                                                     ------------    ------------
   Net increase in net assets resulting from operations                                                3,462,756       11,395,839
                                                                                                     ------------    ------------
DISTRIBUTIONS DECLARED FROM:

   Net investment income                                                                              (5,616,747)      (5,354,601)
   Distributions in excess of net investment income                                                      (83,288)        (145,396)
                                                                                                    ------------     ------------
   Total distributions                                                                                (5,700,035)      (5,499,997)
                                                                                                    ------------     ------------
FUND SHARE TRANSACTIONS:
   Proceeds from fund shares sold                                                                      4,581,248        6,851,307
   Cost of fund shares repurchased                                                                   (33,813,119)     (14,865,209)
   Distributions reinvested                                                                            5,700,035        5,499,997
   Colonial-Keyport Government Fund Substitution                                                             --        25,976,819
                                                                                                    ------------     ------------
Net increase (decrease) in net assets resulting from fund share transactions                         (23,531,836)      23,462,914
                                                                                                    ------------     ------------
Total increase (decrease) in net assets                                                              (25,769,115)      29,358,756

NET ASSETS:
   Beginning of year                                                                                 101,778,266       72,419,510
                                                                                                    ------------     ------------
   End of year                                                                                        76,009,151      101,778,266
                                                                                                    ============     ============
Accumulated overdistributed net investment income included in ending net assets                       $ (299,012)    $   (129,284)
                                                                                                    ============     ============
ANALYSIS OF CHANGES IN SHARES OF BENEFICIAL INTEREST:

   Shares sold                                                                                          447,078           680,330
   Shares redeemed                                                                                   (3,321,354)       (1,486,896)
   Distributions reinvested                                                                             579,272           542,406
   Colonial-Keyport Government Fund Substitution                                                            --          2,477,593
                                                                                                    ------------     ------------
Net increase (decrease)                                                                              (2,295,004)        2,213,433
                                                                                                    ============     ============

See Notes to Financial Statements

-----------------------------------------------------------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
SteinRoe Variable Investment Trust Mortgage Securities Income Fund
-----------------------------------------------------------------------------------------------------------------------------------

                                                                                       YEARS ENDED DECEMBER 31,
                                                                  ------------------------------------------------------------------
                                                                      1996          1995          1994         1993          1992
                                                                    ---------    ---------     ---------     ---------    ---------

PER SHARE OPERATING PERFORMANCE:

Net asset value, beginning of year...........................       $ 10.16      $   9.28      $ 10.17       $ 10.26       $ 10.42
                                                                    -------      --------      -------       -------       -------
Net investment income........................................          0.78          0.57         0.73          0.65          0.63
Net realized and unrealized gains (losses)
   on investments............................................         (0.30)         0.89        (0.89)        (0.01)        (0.01)
                                                                    -------      --------      -------       -------       -------
Total from investment operations.............................          0.48          1.46        (0.16)         0.64          0.62
                                                                    -------      --------      -------       -------       -------
Less distributions:

   Dividends from and in excess of net investment income.....         (0.80)        (0.58)       (0.73)        (0.65)        (0.62)
   Distributions from and in excess of net realized gains
     on investments..........................................            --            --           --         (0.08)        (0.16)
                                                                    -------      --------      -------       -------       -------
Total distributions..........................................         (0.80)        (0.58)       (0.73)        (0.73)        (0.78)
                                                                    -------      --------      -------       -------       -------
Net asset value, end of year.................................       $  9.84      $  10.16      $  9.28       $ 10.17       $ 10.26
                                                                    =======      ========      =======       =======       =======
TOTAL RETURN:

Total investment return......................................          4.70%        15.74%       (1.57)%(b)     6.26%(b)      5.95%

RATIOS/SUPPLEMENTAL DATA:

Net assets, end of period (000's)............................       $76,009      $101,778      $72,420       $91,195       $67,353
Ratio of expenses to average net assets......................          0.70%(a)      0.69%        0.70%(a)      0.76%(a)      0.90%

Ratio of net investment income to average net assets.........          6.71%(b)      6.76%        6.71%(b)      6.64%(b)      6.72%
Portfolio turnover ratio (c).................................            72%          112%         241%          187%          169%


(a) If the Fund had paid all of its expenses and there had been no reimbursement from the Investment Adviser and the Administrator, as described in Note 5, this ratio would have been 0.72%, 0.71%, and 0.76% for the years ended December 31, 1996, 1994, and 1993, respectively.
(b) Computed giving effect to the Investment Adviser's and the Administrator's expense limitation undertaking.
(c) The portfolio turnover ratio includes dollar roll transactions.

-------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
SteinRoe Variable Investment Trust Cash Income Fund / December 31, 1996
-------------------------------------------------------------------------------
                                                       MARKET
                                             PAR        VALUE
                                          ---------  -----------

COMMERCIAL PAPER--(79.3%)
BUSINESS CREDIT INSTITUTION--(18.2%)
Finova Capital Corp. 5.801% 1/13/97     $3,000,000  $ 2,994,300
General Motors Acceptance Corp.
   5.526% 1/02/97                        3,000,000    2,999,542
NS Finance Inc. (L.O.C. Industrial
   Bank of Japan Ltd.) 5.761% 1/22/97    3,000,000    2,989,973
Orix America Inc. (L.O.C.
   Norinchukin Bank) 5.754% 3/18/97      3,000,000    2,964,533
                                                    -----------
                                                     11,948,348
                                                    -----------
COSMETICS--(4.6%)
Cosmair Inc. (gtd. by L'Oreal SA)
   6.028% 1/24/97                        3,000,000    2,988,500
                                                    -----------

INDUSTRIAL--(9.2%)
CSC Enterprises 5.529% 1/14/97           3,100,000    3,093,843
Whirlpool Corp. 5.487% 3/20/97           3,000,000    2,964,900
                                                    -----------
                                                      6,058,743
                                                    -----------
INVESTING INSTITUTIONS--(4.6%)
Enterprise Funding Corp.
   5.789% 1/09/97                        3,000,000    2,996,153
                                                    -----------

LENDING INSTITUTIONS--(13.7%)

Oak Funding Corp. 5.520% 3/04/97         3,000,000    2,971,842
Old Line Funding Corp.
   5.503% 1/13/97                        3,000,000    2,994,530
Windmill Funding Corp.
   6.016% 1/09/97                        3,000,000    2,996,000
                                                    -----------
                                                      8,962,372
                                                    -----------
OTHER FINANCIAL--(25.3%)
Beta Finance Corp. 6.038% 1/30/97        1,000,000      995,167
Countrywide Home Loan (gtd. by
   Countrywide Credit Industries)
   5.706% 1/07/97                        3,000,000    2,997,155
ITT Hartford Group Inc.
   6.158% 1/08/97                        1,955,000    1,952,662
McKenna Triangle National Corp.
   6.460% 1/02/97                        1,608,000    1,607,711
Thames Asset Global Securitization
   5.577% 1/06/97                        3,000,000    2,997,688
Tri-Lateral Capital USA
   5.630% 1/15/97                        3,000,000    2,993,466
Working Capital Management
   5.748% 1/16/97                        3,000,000    2,992,850
                                                    -----------
                                                     16,536,699
                                                    -----------

                                                       MARKET
                                             PAR        VALUE
                                         ---------  -----------

RUBBER--(3.7%)
Bridgestone/Firestone, Inc.
  (L.O.C. Fuji Bank Ltd.)
  5.726% 1/15/97                        $2,419,000 $ 2,413,638
                                                    -----------
   TOTAL COMMERCIAL PAPER
     (Cost $51,904,453)                             51,904,453
                                                    -----------

SOVEREIGN--(4.3%)
Venantius AB (gtd. by Kingdom of Sweden)
   5.514% 3/04/97
   (Cost $2,823,250)                     2,850,000   2,823,250
                                                    -----------

U.S. GOVERNMENT AGENCY OBLIGATION--(5.3%)
Federal Home Loan Banks 5.750%
   Optional Call 4/09/97
   (Cost $3,500,000)                     3,500,000   3,500,000
                                                    -----------

YANKEE CERTIFICATES OF DEPOSIT--(13.8%)
Fuji Bank Chicago Ltd.
   5.690% 1/14/97                        3,000,000   3,000,011
Sanwa Bank Ltd. 5.740% 1/13/97           3,000,000   2,999,939
Sumitomo Bank Ltd 5.660% 1/13/97         3,000,000   3,000,010
                                                    -----------
   TOTAL YANKEE CERTIFICATES OF DEPOSIT
     (Cost $8,999,960)                               8,999,960
                                                    -----------
  TOTAL INVESTMENTS--(102.7%)
   (Cost $67,227,663) (a)                           67,227,663

OTHER ASSETS, LESS LIABILITIES (-2.7%)              (1,766,271)
                                                    -----------
NET ASSETS (100%)                                  $65,461,392
                                                    ===========


(a) The cost of investments for federal income tax purposes is identical. There is no unrealized appreciation or depreciation at December 31, 1996.
*The interest rate is the effective rate at the date of purchase.

See Notes to Financial Statements.

-----------------------------------------------------------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
SteinRoe Variable Investment Trust Cash Income Fund / December 31, 1996
-----------------------------------------------------------------------------------------------------------------------------------

ASSETS:

Investments, at market value (identified cost $67,227,663)...................................................... $67,227,663
Cash ...........................................................................................................      50,591
Receivable for fund shares sold.................................................................................   1,722,061
Dividends and interest receivable...............................................................................      28,414
Other assets....................................................................................................       9,432
                                                                                                                 -----------
     TOTAL ASSETS...............................................................................................  69,038,161
                                                                                                                 -----------
LIABILITIES:

Payable for investments purchased...............................................................................   3,500,000
Payable for fund shares repurchased.............................................................................      12,353

Management fee payable..........................................................................................      17,886
Administrative fee payable......................................................................................       7,953

Accrued expenses payable........................................................................................      38,577
                                                                                                                 -----------
     TOTAL LIABILITIES..........................................................................................   3,576,769
                                                                                                                 -----------
NET ASSETS...................................................................................................... $65,461,392
                                                                                                                 ===========
NET ASSETS REPRESENTED BY:

   Paid-in capital.............................................................................................. $65,461,392
                                                                                                                 -----------
TOTAL NET ASSETS APPLICABLE TO OUTSTANDING SHARES OF BENEFICIAL INTEREST........................................ $65,461,392
                                                                                                                 ===========
SHARES OF BENEFICIAL INTEREST OUTSTANDING.......................................................................  65,461,392
                                                                                                                 ===========
NET ASSET VALUE PER SHARE.......................................................................................       $1.00
                                                                                                                       =====

-----------------------------------------------------------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
For the year ended December 31, 1996
-----------------------------------------------------------------------------------------------------------------------------------

INTEREST INCOME................................................................................................. $3,641,641
                                                                                                                 ----------
EXPENSES:
   Management fee...............................................................................................    229,758
   Administrative fee...........................................................................................     98,468
   Custodian fee................................................................................................     20,564
   Accounting fee...............................................................................................     25,463
   Audit and legal fees.........................................................................................     18,466
   Transfer agent fee...........................................................................................      7,500
   Printing expense.............................................................................................      5,444
   Trustees' expense............................................................................................      6,755
   Miscellaneous expense........................................................................................     14,858
                                                                                                                 ----------
     Total expenses.............................................................................................    427,276
                                                                                                                 ----------
Net investment income...........................................................................................  3,214,365
                                                                                                                 ----------
Net increase in net assets resulting from operations............................................................ $3,214,365
                                                                                                                 ==========

See Notes top Financial Statements

-----------------------------------------------------------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
SteinRoe Variable Investment Trust Cash Income Fund
-----------------------------------------------------------------------------------------------------------------------------------

                                                                                                       YEARS ENDED DECEMBER 31,
                                                                                                          1996          1995
                                                                                                      ------------ -------------

OPERATIONS:

   Net investment income                                                                              $ 3,214,365     $ 3,775,313
                                                                                                      -----------     -----------
Net increase in net assets resulting from operations                                                    3,214,365       3,775,313
                                                                                                      -----------     -----------
DISTRIBUTIONS DECLARED FROM:

   Net investment income                                                                               (3,214,365)     (3,775,313)
                                                                                                      -----------     -----------
FUND SHARE TRANSACTIONS:
   Proceeds from fund shares sold                                                                      57,327,084      56,499,769
   Cost of fund shares repurchased                                                                    (60,072,108)    (73,981,455)
   Distributions reinvested                                                                             3,214,365       3,775,313
                                                                                                      -----------     -----------
Net increase (decrease) in net assets resulting from fund share transactions                              469,341     (13,706,373)
                                                                                                      -----------     -----------
Total increase (decrease) in net assets                                                                   469,341     (13,706,373)

NET ASSETS:

   Beginning of year                                                                                   64,992,051      78,698,424
                                                                                                      -----------     -----------
   End of year                                                                                         65,461,392      64,992,051
                                                                                                      ===========     ===========
ANALYSIS OF CHANGES IN SHARES OF BENEFICIAL INTEREST:

   Shares sold                                                                                         57,327,084      56,499,769
   Shares repurchased                                                                                 (60,072,108)    (73,981,455)
   Distributions reinvested                                                                             3,214,365       3,775,313
                                                                                                      -----------     -----------
Net increase (decrease)                                                                                   469,341     (13,706,373)
                                                                                                      ===========     ===========

See Notes to Financial Statements.

-----------------------------------------------------------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
SteinRoe Variable Investment Trust Cash Income Fund
-----------------------------------------------------------------------------------------------------------------------------------

                                                                                       YEARS ENDED DECEMBER 31,
                                                                  ------------------------------------------------------------------
                                                                      1996           1995        1994         1993         1992
                                                                    --------       --------    --------     --------     --------

PER SHARE OPERATING PERFORMANCE:

Net asset value, beginning of year                                  $  1.00       $  1.00     $  1.00       $  1.00     $  1.00
                                                                    -------       -------     -------       -------     -------
Net investment income                                                 0.049         0.055       0.037         0.027       0.034
                                                                    -------       -------     -------       -------     -------
Less distributions:

   Distributions from net investment income                          (0.049)       (0.055)     (0.037)       (0.027)     (0.034)
                                                                    -------       -------     -------       -------     -------
Net asset value, end of year                                        $  1.00       $  1.00     $  1.00       $  1.00     $  1.00
                                                                    =======       =======     =======       =======     =======
TOTAL RETURN:

Total investment return                                                5.01%         5.62%       3.81%         2.70%       3.48%
RATIOS/SUPPLEMENTAL DATA:

Net assets, end of period (000)                                     $65,461       $64,992     $78,698       $83,049     $70,821
Ratio of expenses to average net assets                                0.65%         0.63%       0.62%         0.65%       0.67%
Ratio of net investment income to average net assets                   4.90%         5.48%       3.73%         2.68%       3.42%

                         NOTES TO FINANCIAL STATEMENTS

NOTE 1. ORGANIZATION AND ACCOUNTING POLICIES

SteinRoe Variable Investment Trust (the "Trust"), an open-end man age ment investment company, was organized as a Massachusetts business trust on June 9, 1987. At December 31, 1996, the Trust consisted of five diversified Funds with differing investment objectives, policies and restrictions (individually referred to as a "Fund," or collectively referred to as the "Funds"):

   Capital Appreciation Fund--seeks capital growth by investing in equity securities

   Managed Growth Stock Fund--seeks long-term growth of capital by investing 65 percent of total assets in growth companies

   Managed Assets Fund--seeks high total investment return by investing in equity and debt securities

   Mortgage Securities Income Fund--seeks highest possible level of current income by investing at least 65 percent of total assets in mortgage pass-through certificates

   Cash Income Fund--seeks high current income while emphasizing capital preservation from investment in short-term money market instruments

Shares of the Trust are available and are being marketed exclusively as a pooled funding vehicle for variable annuity contracts ("VA contracts") and variable life insurance policies ("VLI policies") of various affiliated insurance companies and, in the case of Capital Appreciation Fund, also of Transamerica Life Companies and Great-West Life & Annuity Insurance Company. Stein Roe and Farnham, Inc. (the "Adviser") provides investment advisory services to the Funds as well as management and administrative services. SteinRoe Services, Inc. provides transfer agent services. Keyport Financial Services Corp., a subsidiary of Keyport Life Insurance Company ("Keyport"), serves as the underwriter of the Trust. Keyport, the Adviser and the Transfer Agent are direct subsidiaries of Liberty Financial Companies, Inc. At December 31, 1996, various affiliated insurance companies of Liberty Financial Companies Inc. owned 100 percent of the outstanding shares of all Funds, except for Capital Appreciation Fund, of which Liberty Financial Companies Inc. affiliates owned 94.1 percent, Transamerica Life Companies owned 5.5 percent and Great-West Life & Annuity Insurance Company owned 0.4 percent.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The policies are in conformity with generally accepted accounting principles. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

   VALUATION OF INVESTMENTS--Portfolio securities listed on domestic exchanges and over-the-counter securities quoted on the Nasdaq system are valued on the basis of the last sale on the date as of which the valuation is made, or, lacking any sales, at the current bid prices. Over-the-counter securities not quoted on the Nasdaq system are valued at the latest bid quotation. Foreign security valuations are generally based upon market quotations which, depending upon local convention or regulation, may be last sale price, last bid or asked price, or the mean between last bid and asked prices as of, in each case, the close of the appropriate exchange or other designated time. Long-term debt securities are valued on the basis of dealer-supplied quotations or valuations furnished by a pricing service. Securities for which reliable quotations are not readily available are valued at fair value, as determined in good faith and pursuant to procedures established by the Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost unless the Trustees determine this does not represent fair value. Cash Income Fund values investments utilizing the amortized cost valuation technique permitted in accordance with Rule 2a-7 under the Investment Company Act of 1940, which requires the Fund to comply with certain conditions. This technique involves valuing a portfolio security initially at its cost and, thereafter, assuming a constant amortization to maturity of any discount or premium.

   FEDERAL INCOME TAXES--The Funds now qualify and intend to continue qualifying as "regulated investment companies" and as such (and by complying with the applicable provisions of the Internal Revenue Code) will not be subject to federal income tax on taxable income (including realized capital gains) distributed to shareholders.

   FOREIGN CURRENCY TRANSACTIONS--Certain of the Funds have entered into foreign exchange contracts for the settlement of purchases and sales of securities denominated in a foreign currency to reduce the risk to the Funds from adverse changes in the relationship between the U.S. dollar and the foreign currency. The face or contract amount in U.S. dollars reflects the total exposure the Fund has in that particular currency contract. In the event that the counterparty in the foreign exchange contract fails to meet the terms of the contract, the Fund could be exposed to the effects of changes in the relationship between the U.S. dollar and the foreign currency.

   INVESTMENT TRANSACTIONS--The Funds may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis. Payment and delivery may take place a month or more after the date of the transaction. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Managed Assets Fund and Mortgage Securities Income Fund may also enter into dollar roll transactions. In a dollar roll transaction, the Fund sells securities for delivery in the current month and simultaneously contracts to repurchase, typically in 30 days to 60 days, substantially similar securities at an agreed upon price and date. These transactions may increase the risk if the other party to the transaction fails to deliver and causes the Fund to subsequently invest at less advantageous yields. The Funds identify securities as segregated in their custodial records with a value at least equal to the amount of the purchase commitment.

   RECLASSIFICATION--Mortgage Securities Income Fund has changed the classification of distributions to shareholders to better disclose the differences between financial statement amounts and distributions to shareholders in accordance with federal income tax regulations. Accordingly, as of December 31, 1996, the Fund reclassified $86,439 reflecting a decrease in accumulated net investment income and a decrease in accumulated net realized losses on investments. Net investment income, net realized gains (losses) on investments, and net assets were not affected by this change. There were no reclassifications of distributions for any of the other funds.

   OTHER--Security transactions are accounted for on trade date. Interest income is recorded on the accrual basis. Discounts on debt securities are amortized in accordance with Internal Revenue Code requirements. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Net realized and unrealized gains (losses) on foreign currency transactions include the fluctuation in exchange rates on gains and losses between trade and settlement dates on security transactions, gains and losses arising from the disposition of foreign currency, and currency gains and losses between the accrual and payment dates on dividend and interest income and foreign withholding taxes. The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investment from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments. Unrealized appreciation and depreciation and realized gains and losses differ between financial statements and tax earnings due to deferred losses from wash sales.

NOTE 2. FUND SHARE TRANSACTIONS

Each Fund's capitalization consists of an unlimited number of shares of beneficial interest without par value that represent a separate series of the Trust. Each share of a Fund represents an equal proportionate beneficial interest in that Fund and, when issued and outstanding, is fully paid and nonassessable. Shareholders would be entitled to share proportionally in the net assets of a Fund available for distribution to shareholders upon liquidation of a Fund.

NOTE 3. SECURITY TRANSACTIONS

Realized gains and losses are computed on the identified cost basis for both financial reporting and federal income tax purposes. At December 31, 1996, Mortgage Securities Income Fund had a capital loss carryforward of $3,041,745, which will expire between 2002 and 2004, if not utilized. The cost of investments purchased and proceeds from investments sold, excluding short-term investments, for the year ended December 31, 1996, for the Funds, excluding Cash Income Fund, were as follows:

                                                                   MORTGAGE
                          CAPITAL     MANAGED        MANAGED       SECURITIES
                       APPRECIATION   GROWTH         ASSETS        INCOME
                           FUND       STOCK FUND     FUND          FUND
                       ------------   ------------  ----------     -------------

Cost of investments
 purchased            $161,131,031    $49,254,886    $222,176,324    $58,722,319
Proceeds from
 investments sold      156,425,956     50,420,471     202,590,094     67,957,054

NOTE 4. DISTRIBUTIONS TO SHAREHOLDERS

The Funds, with the exception of the Cash Income Fund, intend to distribute as dividends or capital gain distributions, at least annually, substantially all of their net investment income and net gains realized from the sale of portfolio securities. All dividends and distributions are reinvested in additional shares of the Funds. Cash Income Fund declares dividends daily and reinvests all dividends declared monthly in additional shares at net asset value. Income and capital gains distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles primarily relating to gains and losses on principal paydowns.

NOTE 5. MANAGEMENT AND ADMINISTRATIVE FEES

The Funds have advisory and administrative agreements with the Adviser. The following investment advisory fee rates were in effect as of December 31, 1996:

                                               ANNUAL RATE(S) AS A
                                                   PERCENT OF
        FUND(S)                             AVERAGE DAILY NET ASSETS
        -------                              ----------------------

Capital Appreciation Fund                           .50 of 1%
Managed Growth Stock Fund                           .50 of 1%
Managed Assets Fund                                 .45 of 1%
Mortgage Securities Income Fund                     .40 of 1%
Cash Income Fund                                    .35 of 1%

As of December 31, 1996, for all the Funds, the administrative fee was .15 of 1 percent of average annual net assets. Both the investment advisory fees and the administrative fees are computed daily and paid monthly.

The Adviser also provides the Funds with certain Fund accounting services. The fee is $25,000, annually plus .0025 of 1 percent of assets in excess of $50 million. For the year ended December 31, 1996, Capital Appreciation Fund, Managed Growth Stock Fund, Managed Assets Fund, Mortgage Securities Income Fund and Cash Income Fund incurred charges of $28,258, $27,448, $30,900, $25,829, and $25,463, respectively.

The Funds pay SteinRoe Services, Inc. for transfer agent services rendered at an annual rate of $7,500 computed on the basis of $625 per month.

The Adviser has agreed to reimburse all expenses, including management fees, incurred by the Funds as follows:

        FUND(S)                           EXPENSES EXCEEDING
        -------                        -------------------------

Capital Appreciation Fund             .80 of 1% of average daily net assets
Managed Growth Stock Fund             .80 of 1% of average daily net assets
Managed Assets Fund                   .75 of 1% of average daily net assets
Mortgage Securities Income Fund       .70 of 1% of average daily net assets
Cash Income Fund                      .65 of 1% of average daily net assets

The expense limitations expire April 30, 1997.

NOTE 6. INVESTMENT IN REPURCHASE AGREEMENTS

Each Fund may enter into repurchase agreements with banks, broker-dealer firms and other recognized financial institutions whereby such institutions sell an instrument in which a Fund may invest to that Fund, and the seller agrees, at the time of the sale, to repurchase that instrument at a specified time and price. The Funds require the seller of the instrument to maintain on deposit with the Funds' custodian bank or in the Federal Reserve Book-Entry System securities in an amount at all times equal to or in excess of the value of the repurchase agreement plus accrued interest. In the event the seller of the instrument defaults on the repurchase obligation, a Fund could receive less than the repurchase price on the sale of the securities to another party or could be subject to delays in selling the securities.

NOTE 7. SUBSTITUTIONS

In October 1995, Keyport and Liberty Life, the Funds' only shareholders at that time, received an order from the Securities and Exchange Commission approving the substitution of (i) shares of Managed Assets Fund ("MAF") for shares of Strategic Managed Assets Fund ("SMAF"), and (ii) shares of Mortgage Securities Income Fund ("MSIF") for shares of Colonial-Keyport Government Fund ("CKGF"). CKGF is a series of the Keyport Variable Investment Trust ("KVIT"). KVIT also is a funding vehicle for VA contracts and VLI policies of affiliated participating insurance companies. The substitution occurred on October 13, 1995, at the net asset value of shares totaling $48,923,531 of MAF, which were substituted for shares of SMAF; and $25,976,819 of MSIF, which were substituted for shares of CKGF.

                       STEINROE VARIABLE INVESTMENT TRUST

                            CAPITAL APPRECIATION FUND
                              Federal Reserve Plaza
                600 Atlantic Avenue, Boston, Massachusetts 02210

                       Statement of Additional Information
                                Dated May 1, 1997


         This Statement of Additional Information is not a prospectus, but provides additional information which should be read in conjunction with the Capital Appreciation Fund's Prospectus dated May 1, 1997 and any supplement thereto. The Prospectus may be obtained at no charge by calling or writing the broker-dealer offering the Participating Insurance Company's variable annuity contracts.


                                TABLE OF CONTENTS
                                                                    Page
          Commencement of Operations.................................S-2
          Mixed and Shared Funding...................................S-2
          Investment Restrictions....................................S-2
          Portfolio Turnover.........................................S-5
          Purchases and Redemptions..................................S-6
          Trustees and Officers......................................S-6
          Management Arrangements....................................S-8
          Trust Charges and Expenses.................................S-9
          Custodian.................................................S-10
          Portfolio Transactions....................................S-10
          Net Asset Value...........................................S-13
          Investment Performance....................................S-13
          Record Shareholders.......................................S-14
          Independent Auditors and Financial Statements.............S-15
          Appendix A................................................S-16

                           COMMENCEMENT OF OPERATIONS


         Capital Appreciation Fund (Fund) is a series fund of the SteinRoe Variable Investment Trust (Trust), an open-end, diversified management investment company currently consisting of five funds with differing investment objectives, policies and restrictions that commenced operations on January 1, 1989. Other funds may be added or deleted from time to time. The Trust issues shares of beneficial interest in each of its series funds that represent interests in a separate portfolio of securities and other assets. The series funds of the Trust other than the Fund are referred to hereinafter as "Other Funds." The Trust is the funding vehicle for variable annuity contracts (VA contracts) and variable life insurance policies (VLI policies) offered by the separate accounts of life insurance companies (Participating Insurance Companies).


                            MIXED AND SHARED FUNDING


         The Trust serves as a funding medium for VA contracts and VLI policies of Participating Insurance Companies, so-called mixed and shared funding. Certain Participating Insurance Companies are affiliated with the Adviser to the Fund. The Fund may from time to time become a funding vehicle for VA contracts and VLI policies of other Participating Insurance Companies, including non-affiliated entities and entities affiliated with Stein Roe & Farnham Incorporated (Adviser) or Liberty Mutual Insurance Company.


         The interests of owners of VA contracts and VLI policies could diverge based on differences in state regulatory requirements, changes in the tax laws or other unanticipated developments. The Trust does not foresee any such differences or disadvantages at this time. However, the Trustees will monitor for such developments to identify any material irreconcilable conflicts and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more separate accounts might be required to withdraw its investments in the Fund or shares of another fund may be substituted. This might force the Fund to sell securities at disadvantageous prices.

                             INVESTMENT RESTRICTIONS

         The Fund operates under the investment restrictions listed below. Restrictions numbered (i) through (viii) are fundamental policies which may not be changed without approval of a majority of the outstanding voting shares of the Fund, defined as the lesser of the vote of (a) 67% of the shares of the Fund at a meeting where more than 50% of the outstanding shares are present in person or by proxy or (b) more than 50% of the outstanding shares of the Fund. Other restrictions are not fundamental policies and may be changed by the Trustees without shareholder approval.

         The Fund may not:

(i) with respect to 75% of the value of the total assets of the Fund, invest more than 5% of the value of its total assets, taken at market value at the time of a particular purchase, in the securities of any one issuer, except securities issued or guaranteed by the U.S. government or its agencies or instrumentalities;

(ii) purchase securities of any one issuer if more than 10% of the outstanding voting securities of such issuer would at the time be held by the Fund;

(iii) act as an underwriter of securities, except insofar as it may be deemed an underwriter for purposes of the Securities Act of 1933 on disposition of securities acquired subject to legal or contractual restrictions on resale;

(iv) invest in a security if more than 25% of its total assets (taken at market value at the time of a particular purchase) would be invested in the securities of issuers in any particular industry, except that this restriction does not apply to securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities;

 (v) purchase or sell real estate (although it may purchase securities secured by real estate or interests therein, and securities issued by companies which invest in real estate or interests therein), commodities or commodity contracts (except that it may enter into (a) futures and options on futures and (b) forward contracts);

(vi) purchase securities on margin (except for use of short-term credits as are necessary for the clearance of transactions), make short sales of securities, or participate on a joint or a joint and several basis in any trading account in securities, except in connection with transactions in options, futures, and options on futures;

(vii) make loans, but this restriction shall not prevent the Fund from (a) buying a part of an issue of bonds, debentures, or other obligations which are publicly distributed, or from investing up to an aggregate of 15% of its total assets (taken at market value at the time of each purchase) in parts of issues of bonds, debentures or other obligations of a type privately placed with financial institutions, (b) investing in repurchase agreements, or (c) lending portfolio securities, provided that it may not lend securities if, as a result, the aggregate value of all securities loaned would exceed 15% of its total assets (taken at market value at the time of such loan); or

(viii) borrow, except that it may (a) borrow up to 33 1/3% of its total assets from banks, taken at market value at the time of such borrowing, as a temporary measure for extraordinary or emergency purposes, but not to increase portfolio income (the total of reverse repurchase agreements and such borrowings will not exceed 33 1/3% of its total assets, and the Fund will not purchase additional securities when its borrowings, less proceeds receivable from sales of portfolio securities, exceed 5% of its total assets) and (b) enter into transactions in options, futures, and options on futures.

         The Fund is also subject to the following restrictions and policies, which are not fundamental and may be changed by the Trustees without shareholder approval.

         The Fund may not :

(a) invest in companies for the purpose of exercising control or management;

(b) purchase more than 3% of the stock of another investment company; or purchase stock of other investment companies equal to more than 5% of the Fund's total assets (valued at time of purchase) in the case of any one other investment company and 10% of such assets (valued at the time of purchase) in the case of all other investment companies in the aggregate; any such purchases are to be made in the open market where no profit to a sponsor or dealer results from the purchase, other than the customary broker's commission, except for securities acquired as part of a merger, consolidation or acquisition of assets;

(c) mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any securities owned or held by it, except as may be necessary in connection with (i) permitted borrowings and (ii) options, futures and options on futures;

(d) issue senior securities, except to the extent permitted by the Investment Company Act of 1940 (including permitted borrowings);

(e) purchase portfolio securities for the Fund from, or sell portfolio securities to, any of the officers and directors or Trustees of the Trust or of its investment adviser;

(f) invest more than 5% of its net assets (valued at time of purchase) in warrants, nor more than 2% of its net assets in warrants that are not listed on the New York or American Stock Exchanges;

(g) write an option on a security unless the option is issued by the Options Clearing Corporation, an exchange or similar entity;

(h) buy or sell an option on a security, a futures contract or an option on a futures contract unless the option, the futures contract or the option on the futures contract is offered through the facilities of a recognized securities association or listed on a recognized exchange or similar entity;

(i) purchase a put or call option if the aggregate premiums paid for all put and call options exceed 20% of its net assets (less the amount by which any such positions are in-the-money), excluding put and call options purchased as closing transactions; or

(j) invest more than 15% of the Fund's net assets (taken at market value at the time of each purchase) in illiquid securities including repurchase agreements maturing in more than seven days.

Additional Voluntary Restrictions

         The Fund also is subject to the following additional restrictions and policies under certain applicable insurance laws pertaining to variable annuity contract separate accounts. These policies and restrictions are not fundamental and may be changed by the Trustees without shareholder approval:

         The borrowing limits for the Fund are (1) 10% of net asset value when borrowing for any general purpose and (2) 25% of net asset value when borrowing as a temporary measure to facilitate redemptions. For this purpose, net asset value is the market value of all investments or assets owned less outstanding liabilities of the Fund at the time that any new or additional borrowing is undertaken.

         The Fund also will be subject to the following diversification guidelines pertaining to investments in foreign securities:

1. The Fund will be invested in a minimum of five different foreign countries at all times when it holds investments in foreign securities. However, this minimum is reduced to four when foreign country investments comprise less than 80% of the Fund's net asset value; to three when less than 60% of such value; to two when less than 40% and to one when less than 20%.

2. Except as set forth in item 3 below, the Fund will have no more than 20% of its net asset value invested in securities of issuers located in any one foreign country.

3. The Fund may have an additional 15% of its value invested in securities of issuers located in any one of the following countries: Australia, Canada, France, Japan, the United Kingdom or Germany.

         If a percentage limit with respect to any of the foregoing fundamental and non-fundamental policies is satisfied at the time of investment or borrowing, a later increase or decrease in the Fund's assets will not constitute a violation of the limit.

                               PORTFOLIO TURNOVER

         The portfolio turnover of the Fund will vary from year to year. Although the Fund will not trade in securities for short-term profits, when circumstances warrant securities may be sold without regard to the length of time held. Portfolio turnover for the Fund is shown under "FINANCIAL HIGHLIGHTS" in the Prospectus. See "PORTFOLIO TURNOVER" in the Prospectus for a discussion of certain factors which may produce relatively high turnover in the Fund.

         A 100% turnover rate would occur if all of the securities in the portfolio were sold and either repurchased or replaced within one year. The Fund pays brokerage commissions in connection with options and futures transactions and effecting closing purchase or sale transactions, as well as for the purchases and sales of other portfolio securities other than fixed income securities. If the Fund writes a substantial number of call or put options (on securities or indexes) or engages in the use of futures contracts or options on futures contracts (all referred to as "Collateralized Transactions"), and the market prices of the securities underlying the Collateralized Transactions move inversely to the Collateralized Transaction, there may be a very substantial turnover of the portfolio.

                            PURCHASES AND REDEMPTIONS

         Purchases and redemptions are discussed in the Prospectus under the headings "PURCHASES AND REDEMPTIONS" and "NET ASSET VALUE." The Fund's net asset value is determined on days on which the New York Stock Exchange (NYSE) is open for trading. The NYSE is regularly closed on Saturdays and Sundays and on New Year's Day, the third Monday in February, Good Friday, the last Monday in May, Independence Day, Labor Day, Thanksgiving and Christmas. If one of these holidays falls on a Saturday or Sunday, the NYSE will be closed on the preceding Friday or the following Monday, respectively. Net asset value will not be determined on days when the NYSE is closed unless, in the judgment of the Trustees, the net asset value of the Fund should be determined on any such day, in which case the determination will be made at 4:00 p.m., Eastern time.

         The Trust reserves the right to suspend or postpone redemptions of shares of the Fund during any period when: (a) trading on the NYSE is restricted, as determined by the Commission, or the NYSE is closed for other than customary weekend and holiday closing; (b) the Commission has by order permitted such suspension; or (c) an emergency, as determined by the Commission, exists, making disposal of portfolio securities or the valuation of net assets of the Fund not reasonably practicable

                              TRUSTEES AND OFFICERS

         The following table sets forth certain information with respect to the Trustees and officers of the Trust:


                                                 Position(s) held                 Principal occupations
          Name and Address            Age         with the Trust                  during past five years
          ----------------            ---        ----------------                 ----------------------
Richard R. Christensen(1)                    President and Trustee     President, Liberty Investment Services,
Federal Reserve Plaza                                                  Inc.; since 1994, President, Liberty Asset
600 Atlantic Avenue                                                    Management Company
Boston, MA 02210

John A. Bacon Jr.                            Trustee                   Private investor; Director, Duplex Products,
4N640 Honey Hill Road                                                  Inc.
Box 296
Wayne, IL 60184

Salvatore Macera                             Trustee                   Private investor
20 Rowes Wharf
Boston, MA 02109

Dr. Thomas E. Stitzel                        Trustee                   Professor of Finance, College of Business,
2208 Tawny Woods Place                                                 Boise State University; business consultant
Boise, ID 83706                                                        and author

----------
(1) Trustee who is an "interested person," as defined in the Investment
Company Act of 1940, of the Trust, the Adviser or a Participating Insurance
Company which is an affiliate of the Trust or the Adviser.


                                      S-6

Gary A. Anetsberger                   41     Treasurer                 Senior Vice President, Stein Roe & Farnham
One South Wacker Drive                                                 Incorporated since April 1996; Vice
Chicago, IL 60606                                                      President prior thereto

Sharon R. Robertson                   35     Controller                Associate, Stein Roe & Farnham Incorporated
One South Wacker Drive
Chicago, IL 60606

Richard B. Peterson                   56     Vice President            Senior Vice President, Stein Roe & Farnham
One South Wacker Drive                                                 Incorporated
Chicago, IL 60606

E. Bruce Dunn                         63     Vice President            Senior Vice President, Stein Roe & Farnham
One South Wacker Drive                                                 Incorporated.
Chicago, IL 60606

Harvey B. Hirschhorn                  47     Vice President            Executive Vice President, Stein Roe &
One South Wacker Drive                                                 Farnham Incorporated
Chicago, IL 60606

Michael T. Kennedy                    35     Vice President            Senior Vice President (October 1994 to
One South Wacker Drive                                                 present), Vice President  (1992 to October
Chicago, IL 60606                                                      1994), Stein Roe & Farnham Incorporated

Jane M. Naeseth                       47     Vice President            Senior Vice President, Stein Roe & Farnham
One South Wacker Drive                                                 Incorporated
Chicago, IL 60606

Erik P. Gustafson                     33     Vice President            Senior Vice President (April 1996 to
One South Wacker Drive                                                 present), Vice President (1994 to present),
Chicago, IL 60606                                                      Associate (1992-1994), Stein Roe & Farnham
                                                                       Incorporated

Timothy K. Armour                     48     Vice President            President, Mutual Funds division, Stein Roe
One South Wacker Drive                                                 & Farnham Incorporated since June 1992;
Chicago, IL 60606                                                      Senior Vice and Director of Marketing of
                                                                       Citibank Illinois, prior thereto

Jilaine Hummel Bauer                  41     Vice President            Senior Vice President, Stein Roe & Farnham
One South Wacker Drive                                                 Incorporated
Chicago, IL 60606

John A. Benning                       62     Secretary                 Senior Vice President, General Counsel and
Federal Reserve Plaza                                                  Secretary, Liberty Financial Companies, Inc.
600 Atlantic Avenue
Boston, MA 02210


                                      S-7


Kevin M. Carome                       41     Assistant Secretary       Since August 1993, Associate General Counsel
Federal Reserve Plaza                                                  and (since February 1995) Vice President,
600 Atlantic Avenue                                                    Liberty Financial Companies, Inc.; prior
Boston, MA 02210                                                       thereto, Associate, Ropes & Gray, Boston,
                                                                       Massachusetts


         As indicated in the above table, certain Trustees and officers of the Trust also hold positions with Stein Roe & Farnham Incorporated, LFC and/or their affiliates. Certain of the Trustees and certain officers of the Trust hold comparable positions with certain other investment companies managed by Stein Roe & Farnham Incorporated or sponsored by other affiliates of LFC.

Compensation of Trustees

         The table set forth below presents certain information regarding the fees paid to the Trustees for their services in such capacity and total fees paid to them by all other investment companies affiliated with the Trust. Trustees do not receive any pension or retirement benefits from the Trust. No officers of the Trust or other individuals who are affiliated with the Trust receive any compensation from the Trust for services provided to it.


                               Compensation Table
-------------------------------------------------------------------------
                                               Total Compensation From the
                         Aggregate 1996       Trust and Affiliated Investment
   Name of Trustee       Compensation*          Companies in 1996**
   ---------------       --------------       --------------------------------
Richard R. Christensen       --                         --
John A. Bacon Jr.          $18,000                     $27,000
Salvatore Macera            18,000                      27,000
Dr. Thomas E. Stitzel       18,000                      27,000

-------
*Consists of Trustee fees in the amount of (i) a $10,000 annual retainer, (ii) a $2,000 meeting fee for each meeting attended in person and (iii) a $1,000 meeting fee for each telephone meeting. Beginning in 1997, the fee for meetings attended in person has been increased to $3,000 per meeting.
**Includes Trustee fees paid by the Trust and by Keyport Variable Investment Trust.


                             MANAGEMENT ARRANGEMENTS


         As described in the Prospectus, the portfolio of the Fund is managed by Stein Roe & Farnham Incorporated (the Adviser). The Fund has its own Advisory Agreement with the Adviser. The Adviser is a wholly owned direct subsidiary of SteinRoe Services, Inc., which in turn is a wholly owned direct subsidiary of LFC. LFC, in turn, is an indirect majority owned subsidiary of Liberty Mutual.

         The directors of the Adviser are Kenneth R. Leibler, Harold W. Cogger,
C. Allen Merritt, Jr., Hans P. Ziegler, and Timothy K. Armour. Mr. Leibler is President and Chief Executive Officer of LFC; Mr. Cogger is Executive Vice President of LFC; Mr. Merritt is Executive Vice President and Treasurer of LFC; Mr. Ziegler is Chairman and Chief Executive Officer of the Adviser; and Mr. Armour is President of the Adviser's Mutual Funds division. The business address of Messrs. Leibler, Cogger and Merritt is

Federal Reserve Plaza, 600 Atlantic Avenue, Boston, Massachusetts, 02210; that of Messrs. Ziegler and Armour is One South Wacker Drive, Chicago, Illinois 60606.


         The Adviser, at its own expense, provides office space, facilities and supplies, equipment and personnel for the performance of its functions under the Advisory Agreement and pays all compensation of the Trustees, officers and employees who are employees of the Adviser.

         The Advisory Agreement provides that neither the Adviser nor any of its directors, officers, stockholders (or partners of stockholders), agents, or employees shall have any liability to the Trust or any shareholder of the Fund for any error or judgment, mistake of law or any loss arising out of any investment, or for any other act or omission in the performance by the Adviser of its duties under the Advisory Agreement, except for liability resulting from willful misfeasance, bad faith or gross negligence on the Adviser's part in the performance of its duties or from reckless disregard by the Adviser of the Adviser's obligations and duties under the Advisory Agreement.

         Under an Administration Agreement with the Trust, the Adviser provides the Fund and each Other Fund with administrative services, excluding investment advisory services. Specifically, the Adviser is responsible for preparing financial statements, providing office space and equipment in connection with the maintenance of the headquarters of the Trust, preparation and filing required reports and tax returns, arrangements for meetings, maintenance of the Trust's corporate books and records, communication with shareholders, providing internal legal services and oversight of custodial, accounting and other services provided to the Funds by others. The Administration Agreement provides that the Adviser may, in its discretion, arrange for administrative services to be provided to the Trust by LFC or any of LFC's majority or greater owned subsidiaries.

         Under separate agreements, the Adviser also acts as the agent of the Fund and the Other Funds for the transfer of shares, disbursement of dividends and maintenance of shareholder account records, and provides certain pricing and other record keeping services to the Fund. The Trust believes that the charges by the Administrator to the Fund for these services are comparable to those of other companies performing similar services.

                           TRUST CHARGES AND EXPENSES

Management Fees:


         During fiscal 1996, 1995 and 1994, respectively, pursuant to the advisory contract described in the Prospectus, the Fund paid the Adviser management fees in the amount of $850,612, $690,902, and $583,720, respectively.


Administrative Expenses:


         During fiscal 1996, 1995 and 1994, pursuant to the Administration Agreement described above, the Fund paid the Adviser or an affiliate thereof administration fees in the amount of $255,184, $207,244 and $175,116, respectively. In addition, during fis-cal 1996 the Fund paid the Adviser or an affiliate thereof $75,000 for transfer agent services.


Expense Limitation:


         The Adviser and Administrator have agreed to reimburse all expenses of the Fund in excess of 0.80% of average net assets through April 30, 1998. Pursuant to such limit, the Fund's total expenses were reduced in 1996 by ____.


                                    CUSTODIAN

         State Street Bank and Trust Company (the Bank), 225 Franklin Street, Boston, Massachusetts 02110, is the custodian for the Fund. It is responsible for holding all securities and cash of the Fund, receiving and paying for securities purchased, delivering against payment securities sold, receiving and collecting income from investments, making all payments covering expenses of the Fund and performing other administrative duties, all as directed by authorized persons. The Bank does not exercise any supervisory function in such matters as purchase and sale of portfolio securities, payment of dividends or payment of expenses of the Fund. Portfolio securities purchased in the U.S. are maintained in the custody of the Bank or other domestic banks or depositories. Portfolio securities purchased outside of the U.S. are maintained in the custody of foreign banks and trust companies who are members of the Bank's Global Custody Network and foreign depositories (foreign sub-custodians).

         With respect to foreign sub-custodians, there can be no assurance that the Fund, and the value of its shares, will not be adversely affected by acts of foreign governments, financial or operational difficulties of the foreign sub-custodians, difficulties and costs of obtaining jurisdiction over, or enforcing judgments against, the foreign sub-custodians or application of foreign law to the Fund's foreign sub-custodial arrangements. Accordingly, an investor should recognize that the noninvestment risks involved in holding assets abroad are greater than those associated with investing in the U.S.

         The Fund may invest in obligations of the Bank and may purchase or sell securities from or to the Bank.

                             PORTFOLIO TRANSACTIONS

         The Adviser places orders for the purchase and sale of portfolio securities and options and futures contracts on behalf of the Fund. The Adviser's overriding objective in effecting portfolio transactions is to seek to obtain the best combination of price and execution. The best net price, giving effect to brokerage commissions, if any, and other transaction costs, normally is an important factor in this decision, but a number of other judgmental factors may also enter into the decision. These include: the Adviser's knowledge of negotiated commission rates currently available and other current transaction costs; the nature of the security being traded; the size of the transaction; the desired timing of the trade; the activity existing and expected in the market for the particular security; confidentiality; the execution, clearance and settlement capabilities of the broker-dealer selected and others that are considered; the

Adviser's knowledge of the financial stability of the broker-dealer selected and such other brokers or dealer; and the Adviser's knowledge of actual or apparent operational problems of any broker-dealer. Recognizing the value of these execution, clearance and settlement factors, the Fund may pay a brokerage commission in excess of that which another broker-dealer may have charged for effecting the same transaction. Evaluations of the reasonableness of brokerage commissions, based on the foregoing factors, are made on an ongoing basis by the Adviser's staff while effecting portfolio transactions. The general level of brokerage commissions paid is reviewed by the Adviser, which reports annually to the Board.

         With respect to transactions in securities involving brokerage commissions, when more than one broker-dealer is believed to be capable of providing the best combination of price and execution with respect to a particular portfolio transaction for the Fund, the Adviser often selects a broker-dealer that has furnished it with research products or services such as research reports, subscriptions to financial publications and research compilations, compilations of securities prices, earnings, dividends, and similar data, and computer data bases, quotation equipment and services, and research-oriented computer software and services, and services of economic or other consultants. Selection of brokers or dealers is not made pursuant to an agreement or understanding with any of the broker-dealers; however, the Adviser uses an internal allocation procedure to identify those broker-dealers who provide it with research products or services and the amount of research products or services they provide, and endeavors to direct sufficient commissions generated by its clients' accounts in the aggregate, including the Fund, to such broker-dealers to ensure the continued receipt of research products or services the Adviser feels are useful. In certain instances, the Adviser receives from broker-dealers products or services which are used both as investment research and for administrative, marketing or other non-research purposes. In such instances, the Adviser makes a good faith effort to determine the relative proportions of such products or services which may be considered as investment research. The portion of the costs of such products or services attributable to research usage may be defrayed by the Adviser through brokerage commissions generated by client transactions (without prior agreement or understanding, as noted above), while the portion of the costs attributable to non-research usage of such products or services is paid by the Adviser in cash. No person acting on behalf of the Trust or the Fund is authorized, in recognition of the value of research products or services, to pay a commission in excess of that which another broker-dealer might have charged for effecting the same transaction. The Adviser may also receive research in connection with selling concessions and designations in fixed price offerings in which the Fund participates. Research products or services furnished by broker-dealers through whom the Fund effects transactions may be used in servicing any or all of the clients of the Adviser and not all of such research products or services are used in connection with the management of the Fund.

         As stated above, the Adviser's overriding objective in effecting portfolio transactions for the Fund is to seek to obtain the best combination of price and execution. However, consistent with the provisions of the Rules of Conduct of the National Association of Securities Dealers, Inc., the Adviser may, in selecting broker-dealers to effect portfolio transactions for the Fund, and where more than one broker-dealer is believed capable of providing the best combination of price and execution with respect to a particular transaction, select a broker-dealer in recognition of its sales of VA contracts or VLI policies offered by Participating Insurance Companies. The Adviser maintains an internal procedure to identify broker-dealers which have sold VA contracts or VLI policies, and the amount of VA contracts or VLI policies sold by them. Except as described in the next following sentence, neither the Trust nor the Fund nor the Adviser has entered into any agreement with, or made any commitment to, any unaffiliated broker-dealer which would bind the Adviser, the Trust or the Fund to compensate any such broker-dealer, directly or indirectly, for sales of VA contracts or VLI policies. The Adviser has entered into arrangements with sponsors of programs for the sale of VA contracts issued by Participating Insurance Companies which are not affiliates of the Adviser pursuant to which the Adviser pays the sponsor from the Adviser's fee for managing the Fund an amount in respect of the Fund's assets allocable to the Fund shares held in separate accounts of such Participating Insurance Companies, in respect of VA contracts issued by such entities and sold to through such arrangements. The Adviser does not cause the Trust or the Fund to pay brokerage commissions higher than those obtainable from other broker-dealers in recognition of such sales of VA contracts or VLI policies.

         In light of the fact that the Adviser may also provide advisory services to the Participating Insurance Companies, and to other advisory accounts that may or may not be registered investment companies, securities of the same issuer may be included, from time to time, in the portfolios of the Fund and these other entities where it is consistent with their respective investment objectives. If these entities desire to buy or sell the same portfolio security at about the same time, combined purchases and sales may be made, and in such event the security purchased or sold normally will be allocated at the average price and as nearly as practicable on a pro-rata basis in proportion to the amounts desired to be purchased or sold by each entity. While it is possible that in certain instances this procedure could adversely affect the price or number of shares involved in the Fund's transactions, it is believed that the procedure generally contributes to better overall execution of the Fund's portfolio transactions.

         Because the Adviser's personnel may also provide investment advisory services to the Participating Insurance Companies and other advisory clients, it may be difficult to quantify the relative benefits received by the Fund and these other entities from research provided by broker-dealers.

         The Trust has arranged for the Bank, as its custodian, to act as a soliciting dealer to accept any fees available to the Bank as a soliciting dealer in connection with any tender offer for the Fund's portfolio securities. The Bank will credit any such fees received against its custodial fees. In addition, the Board periodically reviews the legal developments pertaining to and the practicability of attempting to recapture underwriting discounts and selling concessions when portfolio securities are purchased in underwritten offerings. However, the Board has been advised by counsel that recapture by a mutual fund currently is not permitted under the Rules of Conduct of the National Association of Securities Dealers, Inc.

         The Fund's purchases and sales of securities not traded on securities exchanges generally are placed by the Adviser with market makers for these securities on a net basis, without any brokerage commissions being paid by the Fund. Net trading does involve, however, transaction costs. Included in prices paid to underwriters of portfolio securities is the spread between the price paid by the underwriter to the issuer and the price paid by the purchasers. The Fund's purchases and sales of portfolio securities in the over-the-counter market usually are transacted with a broker-dealer on a net basis without any brokerage commission being paid by the Fund, but do reflect the spread between the bid and asked prices. The Adviser may also transact purchases of some portfolio securities directly with the issuers.

         With respect to the Fund's purchases and sales of portfolio securities transacted with a broker or dealer on a net basis, the Adviser may also consider the part, if any, played by the broker or dealer in bringing the security involved to the Adviser's attention, including investment research related to the security and provided to the Fund.

         The table below shows information on brokerage commissions paid by the Fund during the periods indicated.


Total amount of brokerage commissions paid during fiscal
year ended 12/31/96...............................................     $316,995

Amount of commissions paid to brokers or dealers who
supplied re- search services to the Adviser.......................     $294,393

Total dollar amount involved in such transaction.................. $129,739,445

Amount of commissions paid to brokers or dealers that were
allocated to such brokers or dealers by the Fund's
portfolio manager because of research services provided to
the Fund..........................................................      $79,837

Total dollar amount involved in such transaction..................  $34,560,978

Total brokerage fees paid during fiscal year ended
12/31/95..........................................................     $485,545

Total brokerage fees paid during fiscal year ended
12/31/94..........................................................     $353,943


                                 NET ASSET VALUE

         The net asset value of the shares of the Fund is determined by dividing the total assets of the Fund, less all liabilities (including accrued expenses), by the total number of shares outstanding. The proceeds received by the Fund for each purchase or sale of its shares, and all income, earnings, profits and proceeds thereof, subject only to the rights of creditors, will be specifically allocated to the Fund, and constitute the underlying assets of the Fund. The underlying assets of the Fund will be segregated on the books of account, and will be charged with the liabilities in respect to the Fund and with a share of the general liabilities of the Trust.

                             INVESTMENT PERFORMANCE

         The Fund may quote total return figures from time to time. Total return on a per share basis is the amount of dividends received per share plus or minus the change in the net asset value per share for a given period. Total return percentage may be calculated by dividing the value of a share at the end of a given period by the value of the share at the beginning of the period and subtracting one.

         Average Annual Total Return is computed as follows:

                                  ERV = P(1+T)(n)

       Where:         P       =  a hypothetical initial payment of $1,000
                      T       =  average annual total return
                      n       =  number of years
                      ERV        = ending redeemable value of a hypothetical
                                 $1,000 payment made at the beginning of the period at the end of the period (or fractional portion thereof).

         For example, for a $1,000 investment in the Fund, the "Total Return," the "Total Return Percentage," and the "Average Annual Total Return" for the life of the Fund (from January 1, 1989 to December 31, 1996) were:


                       Total Return      Average Annual Total
   Total Return         Percentage              Return
   ------------        ------------      --------------------
      $3,647              264.75%               17.56%


         The figures contained in this "Investment Performance" section assume reinvestment of all dividends and distributions. They are not necessarily indicative of future results. The performance of the Fund is a result of conditions in the securities markets, portfolio management, and operating expenses. Although information such as that shown above is useful in reviewing the Fund's performance and in providing some basis for comparison with other investment alternatives, it should not be used for comparison with other investments using different reinvestment assumptions or time periods. The Fund's total returns do not reflect the cost of insurance and other insurance company separate account charges which vary with the VA contracts and VLI policies offered through the separate accounts of the Participating Insurance Companies.

         In advertising and sales literature, the Fund may compare its performance with that of other mutual funds, indexes or averages of other mutual funds, indexes of related financial assets or data, and other competing investment and deposit products available from or through other financial institutions. The composition of these indexes or averages differs from that of the Fund. Any comparison of the Fund to an alternative investment should consider differences in features and expected performance.

                               RECORD SHAREHOLDERS

         All the shares of the Fund are held of record by sub-accounts of separate accounts of Participating Insurance Companies on behalf of the owners of VLI policies and VA contracts, or by the general account of Keyport Life Insurance Company (Keyport), a Participating Insurance Company. At March 31, 1997 the general account of Keyport owned of record less than 25% of the outstanding shares of the Fund.

         At all meetings of shareholders of the Fund each Participating Insurance Company will vote the shares held of record by sub-accounts of its separate accounts only in accordance with the instructions received from the VLI policy and VA contract owners on behalf of whom such shares are held. All such shares as to which no instruc-tions are received (as well as, in the case of Keyport, all shares held by its general account) will be voted in the same proportion as shares as to which instructions are received (with Keyport's general account shares being voted in the proportions determined by instructing owners of Keyport VLI policies and VA contracts). Accordingly, each Participating Insurance Company disclaims beneficial ownership of the shares of the Fund held of record by the sub-accounts of its separate accounts (or, in the case of Keyport, its general account). The Trust has not been informed that any Participating Insurance Company knows of any owner of a VA contract or VLI policy which on March 31, 1997 owned beneficially 5% or more of the outstanding shares of the Fund.

                  INDEPENDENT AUDITORS AND FINANCIAL STATEMENTS

         KPMG Peat Marwick LLP are the Trust's independent auditors. The financial statements incorporated by reference in this Statement of Additional Information have been so incorporated, and the schedule of financial highlights has been included in the Prospectus, in reliance upon the report of KPMG Peat Marwick LLP given on the authority of said firm as experts in accounting and auditing.

         The financial statements of the Trust with respect to the Fund and Report of Independent Auditors appearing in the December 31, 1996 Annual Report of the Trust are incorporated in this Statement of Additional Information by reference.

                                   APPENDIX A
                      INVESTMENT TECHNIQUES AND SECURITIES

OPTIONS, FUTURES AND OTHER DERIVATIVES

         The Fund may purchase and write both call options and put options on securities, indexes and foreign currencies, and enter into interest rate, index and foreign currency futures contracts and options on such futures contracts ("futures options") in order to achieve its investment objective, to provide additional revenue, or to hedge against changes in security prices, interest rates or currency exchange rates. The Fund also may use other types of options, futures contracts, futures options and other types of forward or investment contracts linked to individual securities, interest rates, foreign currencies, indices or other benchmarks ("derivative products") currently traded or subsequently developed and traded, provided the Trustees determine that their use is consistent with the Fund's investment objective.

Options on Securities and Indexes

         The Fund may purchase and write both put and call options on securities, indexes or foreign currencies in standardized contracts traded on recognized securities exchanges, boards of trade or similar entities, or quoted on Nasdaq. The Fund also may purchase agreements, sometimes called cash puts, which may accompany the purchase of a new issue of bonds from a dealer that the Fund might buy as a temporary defensive measure.

         An option on a security (or index or foreign currency) is a contract that gives the purchase (holder) of the option, in return for a premium, the right to buy from (call) or sell to (put) the seller (writer) of the option the security underlying the option (or the cash value of the index or a specified quantity of the foreign currency) at a specified exercise price at any time during the term of the option (normally not exceeding nine months). The writer of an option on an individual security or on a foreign currency has the obligation upon exercise of the option to deliver the underlying security or foreign currency upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security or foreign currency. Upon exercise, the writer of an option on an index is obligated to pay the difference between the cash value of the index and the exercise price multiplied by the specified multiplier for the index option. (An index is designed to reflect specified facets of a particular financial or securities market, a specific group of financial instruments or securities, or certain economic indicators.)

         The Fund will write call options and put options only if they are "covered." For example, in the case of a call option on a security, the option is "covered" if the Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration upon conversion or exchange of other securities held in its portfolio (or, if additional cash consideration is required, cash or cash equivalents in such amount are held in a segregated account by its custodian).

         If an option written by the Fund expires, it realizes a capital gain equal to the premium received at the time the option was written. If an option purchased by the Fund expires, it realizes a capital loss equal to the premium paid.

         Prior to the earlier of exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series (type, exchange, underlying security, currency or index, exercise price and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when the Fund desires.

         The Fund will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if it is more, the Fund will realize a capital loss. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, the Fund will realize a capital gain or, if it is less, the Fund will realize a capital loss. The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security, currency or index in relation to the exercise price of the option, the volatility of the underlying security, currency or index, and the time remaining until expiration.

         A put or call option purchased by the Fund is an asset of the Fund, valued initially at the premium paid for the option. The premium received for an option written by the Fund is recorded as a deferred credit. The value of an option purchased or written is marked-to-market daily and is valued at the closing price on the exchange on which it is traded or, if not traded on an exchange or no closing price is available, at the mean between the last bid and asked prices.

         Risks Associated with Options

         There are several risks associated with transactions in options. For example, there are significant differences between the securities and the currency markets and the options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

         There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position. If the Fund were unable to close out an option that it had purchased, it would have to exercise the option in order to realize any profit or the option would expire and become worthless. If the Fund were unable to close out a covered call option that it had written on a security or a foreign currency, it would not be able to sell the underlying security or currency unless the option expired. As the writer of a covered call option on a security, the Fund foregoes, during the option's life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the exercise price of the call.

As the writer of a covered call option on a foreign currency, the Fund foregoes, during the option's life, the opportunity to profit from appreciation of the currency covering the call.

         If trading were suspended in an option purchased or written by the Fund, the Fund would not be able to close out the option. If restrictions on exercise were imposed, the Fund might be unable to exercise an option it has purchased. Except to the extent that a call option on an index written by the Fund is covered by an option on the same index purchased by the Fund, movements in the index may result in a loss to the Fund; however, such losses may be mitigated by changes in the value of the Fund's portfolio securities during the period the option was outstanding.

Futures Contracts and Options on Futures Contracts

         The Fund may use interest rate, index and foreign currency futures contracts. An interest rate, index or foreign currency futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a financial instrument, the cash value of an index(2) or a specified quantity of a foreign currency at a specified price and time. A public market exists in futures contracts covering a number of indexes (including, but not limited to, the Standard & Poor's 500 Stock Index, the Value Line Composite Index and the New York Stock Exchange Composite Index), certain financial instruments (including, but not limited to: U.S. Treasury bonds, U.S. Treasury notes and Eurodollar certificates of deposit) and foreign currencies. Other index and financial instrument futures contracts are available and it is expected that additional futures contracts will be developed and traded.

         The Fund may purchase and write call and put futures options. Futures options possess many of the same characteristics as options on securities, indexes and foreign currencies (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position
(call) or a short position (put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true.

         To the extent required by regulatory authorities having jurisdiction over the Fund, it will limit its use of futures contracts and futures options to hedging transactions. For example, the Fund might use futures contracts to hedge against or gain exposure to fluctuations in the general level of stock prices or anticipated changes in interest rates or currency exchange rates which might adversely affect either the value of the Fund's securities or the price of the securities that the Fund intends to purchase. Although other techniques could be used to reduce the Fund's exposure to stock price and interest rate and currency fluctuations, the Fund may be able to hedge its exposure

----------
(2) A futures contract on an index is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the index value at which the index contract was originally written. Although the value of a securities index is a function of the value of certain specified securities, no physical delivery of those securities is made.

more effectively and perhaps at a lower cost by using futures contracts and futures options.

         The Fund will only enter into futures contracts and futures options that are standardized and traded on an exchange, board of trade or similar entity, or quoted on an automated quotation system.

         The success of any future transaction depends on the Adviser correctly predicting changes in the level and direction of stock prices, interest rates, currency exchange rates and other factors. Should those predictions be incorrect, the Fund's return might have been better had the transaction not been attempted; however, in the absence of the ability to use futures contracts, the Adviser might have taken portfolio actions in anticipation of the same market movements with similar investment results but, presumably, at greater transaction costs.

         When a purchase or sale of a futures contract is made by the Fund, it is required to deposit with its custodian (or broker, if legally permitted) a specified amount of cash or U.S. Government securities or other securities acceptable to the broker ("initial margin"). The margin required for a futures contract is set by the exchange on which the contact is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract, which is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied. The Fund expects to earn interest income on its initial margin deposits. A futures contract held by the Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day the Fund pays or receives cash, called "variation margin," equal to the daily change in value of the futures contract. This process is known as "marking-to-market." Variation margin paid or received by the Fund does not represent a borrowing or loan by the Fund but is instead settlement between the Fund and the broker of the amount one would owe the other if the futures contract had expired at the close of the previous day. In computing daily net asset value, the Fund will mark-to-market its open futures positions.

         The Fund is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option and other futures positions held by the Fund.

         Although some futures contracts call for making or taking delivery of the underlying property, usually these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying property and delivery month). If an offsetting purchase price is less than the original sale price, the Fund realizes a capital gain, or if it is more, the Fund realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, the Fund realizes a capital gain, or if it is less, the Fund realizes a capital loss. The transaction costs must also be included in these calculations.

         Risks Associated with Futures

         There are several risks associated with the use of futures contracts and futures options. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the portfolio securities being hedged. In addition, there are significant differences between the securities and the currency markets and the futures markets that could result in an imperfect correlation between the markets, causing a given transaction not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as: variations in speculative market demand for futures, futures options and the related securities or currencies, including technical influences in futures and futures options trading and differences between the Fund's investments being hedged and the securities or currencies underlying the standard contracts available for trading. For example, in the case of index futures contracts, the composition of the index, including the issuers and the weighting of each issue, may differ from the composition of the Fund's portfolio, and, in the case of interest rate futures contracts, the interest rate levels, maturities, and creditworthiness of the issues underlying the futures contract may differ from the financial instruments held in the Fund's portfolio. A decision as to whether, when and how to use futures contracts involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected stock price, interest rate or currency exchange rate trends.

         Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses. Stock index futures contracts are not normally subject to such daily price change limitations.

         There can be no assurance that a liquid market will exist at a time when the Fund seeks to close out a futures or futures option position. The Fund would be exposed to possible loss on the position during the interval of inability to close, and would continue to be required to meet margin requirements until the position is closed. In addition, many of the contracts discussed above are relatively new instruments without a significant long-term trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist.

Limitations on Options and Futures

         The Fund will not enter into a futures contract or purchase an option thereon if, immediately thereafter, the initial margin deposits for futures contracts held by the

Fund plus premiums paid by it for open futures option positions, less the amount by which any such positions are "in-the-money,"(3) would exceed 5% of the Fund's total assets.

         When purchasing a futures contract or writing a put option on a futures contract, the Fund must maintain with its custodian (or broker, if legally permitted) cash or cash equivalents (including any margin) equal to the market value of such contract. When writing a call option on a futures contract, the Fund similarly will maintain with its custodian cash or cash equivalents (including any margin) equal to the amount by which such option is in-the-money until the option expires or is closed out by the Fund.

         The Fund may not maintain open short positions in futures contracts, call options written on futures contracts or call options written on indexes if, in the aggregate, the market value of all such open positions exceeds the current value of the securities in its portfolio, plus or minus unrealized gains and losses on the open positions, adjusted for the historical relative volatility of the relationship between the portfolio and the positions. For this purpose, to the extent the Fund has written call options on specific securities in its portfolio, the value of those securities will be deducted from the current market value of the securities portfolio.

         In order to comply with Commodity Futures Trading Commission ("CFTC") Regulation 4.5 and thereby avoid being deemed a "commodity pool operator," the Fund will use commodity futures or commodity options contracts solely for bona fide hedging purposes within the meaning and intent of CFTC Regulation 1.3(z), or, with respect to positions in commodity futures and commodity options contracts that do not come within the meaning and intent of CFTC Regulation 1.3(z), the aggregate initial margin and premiums required to establish such positions will not exceed 5% of the fair market value of the assets of the Fund, after taking into account unrealized profits and unrealized losses on any such contracts it has entered into [in the case of an option that is in-the-money at the time of purchase, the in-the-money amount (as defined in Section 190.01(x) of the CFTC Regulations) may be excluded in computing such 5%].

Taxation of Options and Futures

         If the Fund exercises a call or put option it holds, the premium paid for the option is added to the cost basis of the security purchased (call) or deducted from the proceeds of the security sold (put). For cash settlement options and futures options exercised by the Fund, the difference between the cash received at exercise and the premium paid is a capital gain or loss.

         If a call or put option written by the Fund is exercised, the premium is included in the proceeds of the sale of the underlying security (call) or reduces the cost basis of the security purchased (put). For cash settlement options and futures options written

----------
(3) A call option is "in-the-money" if the value of the futures contract that is the subject of the option exceeds the exercise price. A put option is "in-the-money" if the exercise price exceeds the value of the futures contract that is the subject of the option.

by the Fund, the difference between the cash paid at exercise and the premium received is a capital gain or loss.

         Entry into a closing purchase transaction will result in capital gain or loss. If an option written by the Fund was in-the-money at the time it was written and the security covering the option was held for more than the long-term holding period prior to the writing of the option, any loss realized as a result of a closing purchase transaction will be long-term. The holding period of the securities covering an in-the-money option will not include the period of time the option is outstanding.

         If the Fund writes an equity call option(4) other than a "qualified covered call option," as defined in the Internal Revenue Code, any loss on such option transaction, to the extent it does not exceed the unrealized gains on the securities covering the option, may be subject to deferral until the securities covering the option have been sold.

         A futures contract held until delivery results in capital gain or loss equal to the difference between the price at which the futures contract was entered into and the settlement price on the earlier of delivery notice date or expiration date. If the Fund delivers securities under a futures contract, the Fund also realizes a capital gain or loss on those securities.

         For Federal income tax purposes, the Fund generally is required to recognize as income for each taxable year its net unrealized gains and losses as of the end of the year on futures, futures options and non-equity options positions ("year-end mark-to-market"). Generally, any gain or loss recognized with respect to such positions (either by year-end mark-to-market or by actual closing of the positions) is considered to be 60% long-term and 40% short-term, without regard to the holding periods of the contracts. However, in the case of positions classified as part of a "mixed straddle," the recognition of losses on certain positions (including options, futures and futures options positions, the related securities and certain successor positions thereto) may be deferred to a later taxable year. Sale of futures contracts or writing of call options (or futures call options) or buying put options (or futures put options) that are intended to hedge against a change in the value of securities held by the Fund:
(1) will affect the holding period of the hedged securities; and (2) may cause unrealized gain or loss on such securities to be recognized upon entry into the hedge.

         If the Fund were to enter into a short index future, short index futures option or short index option position and the Fund's portfolio were deemed to "mimic" the performance of the index underlying such contract, the option or futures contract position and the Fund's stock positions would be deemed to be positions in a mixed straddle, subject to the above-mentioned loss deferral rules.

         In order for the Fund to continue to qualify for Federal income tax treatment as a regulated investment company, at least 90% of its gross income for a taxable year

----------
(4) An equity option is defined to mean any option to buy or sell stock, and any other option the value of which is determined by reference to an index of stocks of the type that is ineligible to be traded on a commodity futures exchange (e.g., an option contract on a sub-index based on the price of nine hotel-casino stocks). The definition of equity option excludes option on broad-based stock indexes (such as the Standard & Poor's 500 Stock Index).

must be derived from qualifying income; i.e., dividends, interest, income derived from loans of securities, and gains from the sale of securities or foreign currencies, or other income (including but not limited to gains from options and futures contracts). In addition, gains realized on the sale or other disposition of securities held for less than three months must be limited to less than 30% of the Fund's annual gross income. Any net gain realized from futures (or futures options) contracts will be considered gain from the sale of securities and therefore be qualifying income for purposes of the 90% requirement. In order to avoid realizing excessive gains on securities held less than three months, the Fund may be required to defer the closing out of certain positions beyond the time when it would otherwise be advantageous to do so.

"WHEN-ISSUED" SECURITIES

         The Fund may purchase and sell securities on a when-issued and delayed-delivery basis.

         When-issued or delayed-delivery transactions arise when securities are purchased or sold by the Fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction. However, yields available in the market when delivery takes place may be higher than the yields on securities to be delivered. When the Fund engages in when-issued and delayed-delivery transactions, the Fund relies on the buyer or seller, as the case may be, to consummate the sale. Failure to do so may result in the Fund missing the opportunity to obtain a price or yield considered to be advantageous. When-issued and delayed-delivery transactions may be expected to occur a month or more before delivery is due. However, no payment or delivery is made by the Fund until it receives payment or delivery from the other party to the transaction. A separate account of liquid assets equal to the value of such purchase commitments will be maintained with the Trust's custodian until payment is made and will not be available to meet redemption requests. When-issued and delayed-delivery agreements are subject to risks from changes in value based upon changes in the level of interest rates and other market factors, both before and after delivery. The Fund does not accrue any income on such securities prior to their delivery. To the extent the Fund engages in when-issued and delayed-delivery transactions, it will do so for the purpose of acquiring portfolio securities consistent with its investment objectives and policies and not for the purpose of investment leverage.

WARRANTS

         The Fund may invest in warrants; however, not more than 5% of the Fund's assets (at the time of purchase) will be invested in warrants, other than warrants acquired in units or attached to other securities. Warrants purchased must be listed on a national stock exchange or the Nasdaq system. Warrants are speculative in that they have no voting rights, pay no dividends, and have no right with respect to the assets of the corporation issuing them. Warrants basically are options to purchase equity securities at a specific price valid for a specific period of time. They do not represent ownership of the securities, but only the right to buy them. Warrants differ from call options in that warrants are issued by the issuer of the security that may be purchased on their exercise, whereas call options may be written or issued by anyone. The prices of warrants do not necessarily move parallel to the prices of the underlying securities.

RESTRICTED SECURITIES

         Restricted securities are acquired through private placement transactions, directly from the issuer or from security holders, generally at higher yields or on terms more favorable to investors than comparable publicly traded securities. Privately placed securities are not readily marketable and ordinarily can be sold only in privately negotiated transactions to a limited number of purchasers or in public offerings made pursuant to an effective registration statement under the Securities Act of 1933. Private or public sales of such securities by the Fund may involve significant delays and expense. Private sales require negotiations with one or more purchasers and generally produce less favorable prices than the sale of comparable unrestricted securities. Public sales generally involve the time and expense of preparing and processing a registration statement under the Securities Act of 1933 and may involve the payment of underwriting commissions; accordingly, the proceeds may be less than the proceeds from the sale of securities of the same class which are freely marketable.

                                     PART C

                                OTHER INFORMATION

Item 24.  Financial Statements and Exhibits

         (a)      Index to Financial Statements and Supporting Schedules:


                  The following financial statements for each of the Funds in the Trust are included below in this Part C:

         Independent Auditors' Report
         Schedules of Investments as of December 31, 1996
         Statements of Assets and Liabilities as of December 31, 1996 Statements of Operations for the year ended December 31, 1996 Statements of Changes in Net Assets for each of the years in the two-year period ended December 31, 1996
         Financial Highlights for each of the years in the five-year period ended December 31, 1996


         Said financial statements are included in this filing as part of Part
B.

         (b)      Exhibits:

1.       (a)      Agreement and Declaration of Trust(1)

         (b)      Amendment to Agreement and Declaration of Trust(2)

         (c)      Second Amendment to Agreement and Declaration of Trust(2)

2.       (a)      By-Laws(1)

         (b)      Amended By-Laws(2)

3.       None

4.       (a)      Specimen Share Certificates for each Fund (2)

         (b)      [Deleted]

5.       (a)      Fund Advisory Agreement, dated May 1, 1993, between the Trust on behalf of the Capital Appreciation Fund and Stein Roe &
                  Farnham Incorporated(3)

         (b) Fund Advisory Agreement, dated May 1, 1993, between the Trust on behalf of the Managed Growth Stock Fund and Stein Roe & Farnham Incorporated(3)

         (c)      [Deleted]

         (d) Fund Advisory Agreement, dated May 1, 1993, between the Trust on behalf of the Managed Assets Fund and Stein Roe & Farnham Incorporated(3)

         (e) Fund Advisory Agreement, dated May 1, 1993, between the Trust on behalf of the Mortgage Securities Income Fund and Stein Roe & Farnham Incorporated(3)

         (f) Fund Advisory Agreement, dated December 9, 1988, between the Trust on behalf of the Cash Income Fund and Stein Roe & Farnham Incorporated(4)

         (g)      [Deleted]

6.       (a)      Underwriting Agreement dated December 9, 1988 between Keystone
                  Provident Financial Services Corp. (now Keyport Financial
                  Services Corp.) and the Trust(4)

         (b) Amendment to Underwriting Agreement dated as of April 1, 1994 between Keyport Financial Services Corp. and the Trust (3)

7.       None

8.       (a)      Custodian Contract dated December 31, 1988 between State
                  Street Bank and Trust Company and SteinRoe Variable Investment
                  Trust(4)

         (b)      First Amendment to Custodian Contract dated February 23,
                  1989(5)

         (c)      Second Amendment to Custodian Contract dated January 23,
                  1993(3)

9.       (a)      Administration Agreement dated as of January 3, 1995 between the Trust, on behalf of each of its Funds, and Stein Roe &
                  Farnham Incorporated (6)

         (b) Transfer Agency Agreement dated as of January 3, 1995 between the Trust, on behalf of each of its Funds, and Stein Roe & Farnham Incorporated (6)

         (c) Participation Agreement dated December 9, 1988 among the Trust, Keyport Life Insurance Company (formerly Keystone Provident Life Insurance Company) and Keyport Financial Services Corp.(4)

         (d) Participation Agreement dated May 15, 1992 among the Trust, Keyport Financial Services Corp. and Liberty Life Assurance Company of Boston.(3)

         (e) Participation Agreement dated as of October 1, 1993 among the Trust, Keyport Financial Services Corp. and Independence Life Annuity Company (formerly "Crown America Life Insurance Company").(3)

         (f) Participation Agreement dated as of April 15, 1994 among the Trust, on behalf of the Capital Appreciation Fund, Transamerica Occidental Life Insurance Company, Stein Roe & Farnham Incorporated and Charles Schwab & Co., Inc. (3)

         (g) Participation Agreement dated as of December 1, 1994 among the Trust, on behalf of the Capital Appreciation Fund, First Transamerica Life Insurance Company, Stein Roe & Farnham Incorporated and Charles Schwab & Co., Inc. (6)

         (h) Accounting and Bookkeeping Agreement dated as of January 3, 1995 between the Trust, on behalf of each of its Funds, and Stein Roe Farnham Incorporated. (6)

         (i) Participation Agreement among the Trust, on behalf of the Capital Appreciation Fund, Great-West Life & Annuity Insurance Company, Stein Roe & Farnham Incorporated and Charles Schwab & Co., Inc.

         (j) Participation Agreement among the Trust, on behalf of the Capital Appreciation Fund, Providian Life and Health Insurance Company and Stein Roe & Farnham Incorporated.


10. Opinion and consent of counsel as to the legality of the securities being registered.(7)

11.      Consent of Independent Auditors

12.      Not applicable.

13.      Not applicable.

14.      Not applicable

15.      Not applicable

16.      Calculation of Yields and Total Returns (9)

17.      Financial Data Schedule

18.      Not applicable.

19.      (a)      Power of Attorney executed by each Trustee of the Trust
                  pertaining to this Registration Statement(8)

         (b)      Power of Attorney executed by Gary A. Anetsberger and Sharon
                  R. Robertson pertaining to this Registration Statement. (6)

-----------------

(1) Incorporated by reference to the initial Registration Statement on Form N-1A (File No. 33-14954) filed on June 10, 1987.

(2) Incorporated by reference to Pre-Effective Amendment No. 1 to this Registration Statement filed on October 7, 1988.

(3) Incorporated by reference to Post-Effective Amendment No. 9 to this Registration Statement filed on April 27, 1994

(4) Incorporated by reference to Post-Effective Amendment No. 1 to this Registration Statement filed on February 21, 1989.

(5) Incorporated by reference to Post-Effective Amendment No. 2 to this Registration Statement filed on June 28, 1989.

(6) Incorporated by reference to Post-Effective Amendment No. 10 to this Registration Statement filed on April 27, 1995.

(7) Incorporated by reference to Pre-Effective Amendment No. 2 to this Registration Statement filed on November 21, 1988.

(8) Located on Signature Pages of Post-Effective Amendment No. 9 to this Registration Statement filed April 27, 1994 (incorporated therefrom by reference).


(9) Incorporated by Reference to Post-Effective Amendment No. 12 to this Registration Statement, filed April, 1996.


Item 25.  Persons Controlled by or Under Common Control with Registrant.


         Shares of the Trust registered pursuant to this Registration Statement will be offered and sold to Keyport Life Insurance Company ("Keyport"), a stock life insurance company organized under the laws of Rhode Island, and to certain of its separate investment accounts and the respective separate investment accounts of Liberty Life Assurance Company of Boston ("Liberty Life"), a stock life insurance company organized as a Massachusetts corporation, and Independence Life & Annuity Company, a stock life insurance company organized under the laws of Rhode Island (formerly known as "Crown America Life Insurance Company" and thereafter formerly known as "Keyport America Life Insurance Company") ("Independence"). As described below, Keyport, Liberty Life and Independence are under common control. The purchasers of insurance contracts and policies issued in connection with such accounts will have the right to instruct Keyport, Liberty Life and Independence with respect to the voting of the Registrant's shares held by their respective separate accounts. Subject to such voting instruction rights, Keyport, Liberty Life, Independence and their respective separate accounts directly control the Registrant. In addition, shares of Capital Appreciation Fund currently are sold to certain separate accounts of four insurance companies not affiliated with Keyport, and shares of any of the Funds may in the future be sold to separate accounts of other unaffiliated insurance companies.

         Keyport Financial Services Corp. ("KFSC"), the Trust's principal underwriter, Stein Roe & Farnham Incorporated, the Trust's investment manager (the "Adviser"), Keyport and Independence are each wholly owned indirect subsidiaries of Liberty Financial Companies, Inc. ("LFC"), Boston, Massachusetts. As of March 31, 1997, Liberty Mutual Insurance Company ("LMIC"), Boston, Massachusetts, owned, indirectly, approximately 80.6% of the combined voting power of the outstanding voting stock LFC (with the balance being publicly-held). Liberty Life is a 90%-owned subsidiary of LMIC.

Item 26.  Number of Holders of Securities

         As of March 31, 1997 the number of record holders of shares of beneficial interest of each series ("Fund") of the Trust was as follows:



        Title of Class                     Number of Record
Shares of Beneficial Interest of               Holders
--------------------------------           ----------------

Capital Appreciation Fund                          17
Managed Growth Stock Fund                          13
Managed Assets Fund                                12
Mortgage Securities Income Fund                    10
Cash Income Fund                                   17


Item 27.  Indemnification

         Reference is made to Item 27 of Pre-Effective Amendment No. 2 to this registration Statement filed November 21, 1988, and incorporated herein by reference.

Item 28.  Business and Other Connections of Investment Adviser.

         The Adviser is a direct wholly owned subsidiary of SteinRoe Services Inc. ("SSI"), which in turn, is a direct wholly owned subsidiary of LFC. LFC, as stated in Item 25 above, is an indirect majority owned subsidiary of LMIC. The Adviser acts as investment adviser to individuals, trustees, pension and profit-sharing plans, charitable organizations, and other investors. In addition to the Registrant, it also acts as investment adviser to other no-load companies having different investment policies.


         For a two-year business history of officers and directors of the Adviser, please refer to the Form ADV of Stein Roe & Farnham Incorporated and to the section of the Statement of Additional Information (Part B) entitled "Investment Advisory Services."

         Certain directors and officers of the Adviser also serve and have during the past two years served in various capacities as officers, directors or trustees of the Registrant (as reflected in the Statement of Additional Information (Part B)) or other investment companies managed by the Adviser.


Item 29.  Principal Underwriters

         (a) The Registrant's principal underwriter, Keyport Financial Services Corp. ("KFSC"), is a wholly owned subsidiary of Keyport Life Insurance Company, which in turn is a direct wholly owned indirect subsidiary of SSI, which in turn is a direct wholly owned subsidiary of LFC. KFSC acts on a "best efforts" basis and receives no fee or commission for its underwriting and distribution services.

KFSC does not act as underwriter with respect to shares issued to Participating Insurance Companies which are not affiliates of Keyport or LMIC.

         (b) Set forth below is information concerning the directors and officers of KFSC:


                      Positions and Offices              Positions and Offices
Name                  with Underwriter                   with Registrant
----                  ----------------                   ---------------------

John S. Rosensteel    Chairman and President                      None

William L. Dixon      Vice President - Compliance                 None

Francis E.
Reinhart              Vice President - Administration             None
                      and Director

John E. Arant, III    Vice President - Chief Sales Officer        None
                      and Director

James J. Klopper      Clerk                                       None

Donald A. Truman      Assistant Clerk                             None


The business address of each of the directors and officers of KFSC is 125 High Street, Boston, Massachusetts 02110.

(c)  Not applicable.

Item 30.  Location of Accounts and Records

         Persons maintaining physical possession of accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder include Registrant's Secretary, John A. Benning; Registrant's investment adviser, administrator and transfer and dividend disbursing agent, Stein Roe & Farnham Incorporated; Registrant's principal underwriter, Keyport Financial Services Corp.; and Registrant's custodian, State Street Bank and Trust Company. The address of the Secretary is 600 Atlantic Avenue, Boston, MA 02210-2214; the address of Stein Roe & Farnham Incorporated is One South Wacker Drive, Chicago, IL 60606; the address of Keyport Financial Services, Inc., is 125 High Street, Boston, MA 02110; and the address of State Street Bank and Trust Company is 225 Franklin Street, Boston, MA 02110.

Item 31.  Management Services

         Reference is made to Item 1 of Post-Effective Amendment No. 1 to this Registration Statement filed on February 21, 1989 and incorporated herein by reference.

Item 32.  Undertakings

         (a)      Not applicable.

         (b) Reference is made to Item 32 of Pre-Effective Amendment No. 2 to this Registration Statement filed on November 21, 1988 and incorporated herein by reference.

         (c) The Registrant hereby undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders, upon request and without charge.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boston and the Commonwealth of Massachusetts, on the 25th day of April, 1997. The Registrant hereby certifies, in accordance with Rule 485(b)(4) under the Securities Act of 1933, that this amendment meets the requirements for effectiveness under Rule 485(b) thereunder.

                       STEINROE VARIABLE INVESTMENT TRUST

                                  By:    /s/ Richard R. Christensen*
                                         --------------------------
                                         Richard R. Christensen, President

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form N-1A has been signed below by the following persons in the capacities and on the dates indicated.

(Signature)                         (Title and Capacity)       (Date)

/s/ Richard R. Christensen*         President; Principal      April 25, 1997
--------------------------          Executive Officer;
Richard R. Christensen              Trustee


/s/ Gary A. Anetsberger*            Treasurer; Principal      April 25, 1997
-----------------------             Financial Officer
Gary A. Anetsberger

/s/ Sharon R. Robertson*            Controller; Principal     April 25, 1997
-----------------------             Accounting Officer
Sharon R. Robertson

/s/ John A. Bacon Jr.*              Trustee                   April 25, 1997
---------------------
John A. Bacon Jr.

/s/ Salvatore Macera *              Trustee                   April 25, 1997
---------------------
Salvatore Macera

/s/ Thomas E. Stitzel*              Trustee                   April 25, 1997
---------------------
Thomas E. Stitzel

                           *By   /s/ Kevin M. Carome
                                 -----------------------
                                 Kevin M. Carome
                                 Attorney-in-fact

                                  EXHIBIT LIST



================= ========================================================
Exhibit           Description
================= ========================================================
9(i)              Participation Agreement with Great-West Life & Annuity
                  Insurance Company
================= ========================================================
9(j)              Participation Agreement with Providian Life and Health
                  Insurance Company
================= ========================================================
11                Consent of Independent Auditors

================= ========================================================
17                Financial Data Schedule
================= ========================================================